                                                                   EXHIBIT 10.17

================================================================================






                                    SECOND
                             AMENDED AND RESTATED
                                LOAN AGREEMENT


                  Dated and Effective as of September 9, 1996


                                BY and BETWEEN


                                 HSP-QRS CORP.
                                  as Borrower


                                      AND


                           PAINEWEBBER INCORPORATED,
                                   as Lender






================================================================================

                               TABLE OF CONTENTS


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I.     DEFINITIONS; PRINCIPLES OF CONSTRUCTION......................................... 2
       1.1     Definitions............................................................. 2
       1.2     Principles of Construction............................................. 33

II.    GENERAL TERMS.................................................................. 34
       2.1     Loan Commitment; Disbursement to Borrower.............................. 34
               2.1.1     Revolving Loans.............................................. 34
               2.1.2     Disbursement to Borrower..................................... 34
               2.1.3     Requests for Revolving Loans; Continuations.................. 35
               2.1.4     Promissory Note.............................................. 35
               2.1.5     Facility Fees................................................ 35
               2.1.6     Conversion................................................... 36
       2.2     Use of Proceeds........................................................ 39
       2.3     Note Record............................................................ 39
       2.4     Loan Repayments and Prepayments........................................ 40
               2.4.1     Repayments................................................... 40
               2.4.2     Mandatory Prepayments........................................ 40
               2.4.3     Voluntary Prepayments........................................ 41
               2.4.4     Subsequent Transactions...................................... 42
       2.5     Interest............................................................... 42
               2.5.1     Generally.................................................... 42
               2.5.2     Interest Payments............................................ 44
               2.5.3     Default Rate; Post-Maturity Interest......................... 44
       2.6     Payments; Computations................................................. 45
               2.6.1     Making of Payments........................................... 45
               2.6.2     Computation of Interest...................................... 45
               2.6.3     Determination of Applicable Interest Rate.................... 45
               2.6.4     Inability to Determine Applicable Interest Rate.............. 46
               2.6.5     Illegality or Impracticability of Eurodollar Rate Loans...... 46
               2.6.6     Compensation For Certain Non-Conforming Payments or
                      Non-Commencement of Interest Periods............................ 46
               2.6.7     Booking of Loan.............................................. 47
               2.6.8     Assumptions Concerning Funding of the Applicable Loan........ 47
               2.6.9     Compensation for Increased Costs and Taxes................... 47
               2.6.10    Withholding of Taxes......................................... 48
               2.6.11    Capital Adequacy Adjustment.................................. 50

III.   SPECIAL PROVISIONS............................................................. 51
       3.1     Accounts............................................................... 51

                                       i
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               3.1.1     Establishment................................................ 51
               3.1.2     Pledge and Assignment; Notification of Depositories.......... 52
               3.1.3     Deposit of Proceeds on Closing Date and Property
                      Addition Dates.................................................. 53
               3.1.4     Deposit and Allocation of Property Income After the
                      Closing Date.................................................... 53
               3.1.5     Permitted Investments........................................ 55
               3.1.6     Earnings on Account Collateral; Monthly Statements........... 56
               3.1.7     Borrower's Obligation to Fund Shortfalls..................... 56
               3.1.8     Disbursement of Account Collateral........................... 57
               3.1.9     Casualty Insurance Proceeds.................................. 60
               3.1.10    Condemnation Proceeds........................................ 61
               3.1.11    Other Capital Event Proceeds................................. 62
               3.1.12    Remedies Upon Default in Respect of Account Collateral....... 62
       3.2     Insurance; Casualty and Condemnation................................... 62
               3.2.1     Insurance.................................................... 62
               3.2.2     Casualty, Condemnation and Application of Proceeds........... 65
       3.3     Release of Properties; Asset Sales..................................... 68
       3.4     Limitation on Requests................................................. 69
       3.5     Cooperation............................................................ 69
               3.5.1     Sale, Assignment, Syndication, Securitization or other
                      Transfer of the Applicable Loan................................. 69
               3.5.2     Severance of Mortgage........................................ 70
               3.5.3     Notice of Securitization; Prepayment......................... 70
       3.6     Subsequent Transactions................................................ 71
               3.6.1     Qualified IPO................................................ 71
               3.6.2     Non-Qualified IPO............................................ 72
               3.6.3     Private Refinancing.......................................... 73
               3.6.4     Back-End Fee................................................. 74
               3.6.5     Miscellaneous................................................ 75
       3.7     Defeasance............................................................. 77

IV.    CONDITIONS PRECEDENT........................................................... 79
       4.1     Conditions Precedent to Closing and Initial Revolving Loan............. 79
               4.1.1     Representations and Warranties; Compliance with
                      Conditions...................................................... 80
               4.1.2     Approval and Delivery of Documents........................... 80
               4.1.3     Delivery of Mortgage and Assignment of Leases; Title
                      Insurance; Reports; Leases; Security Agreements and Other
                      Documentation................................................... 80
               4.1.4     Delivery of Organizational Documents......................... 81
               4.1.5     Opinions of Borrower's Counsel............................... 82

                                      ii
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               4.1.6     Budgets...................................................... 83
               4.1.7     Basic Carrying Costs and Other Impositions................... 83
               4.1.8     Completion of Proceedings.................................... 83
               4.1.9     Purchase Contracts........................................... 83
               4.1.10    Estoppel Certificates and Attornment Agreements.............. 83
               4.1.11    Acquisition of Properties.................................... 83
               4.1.12 AEW Equity Placement............................................ 84
               4.1.13    Funding of Accounts.......................................... 84
               4.1.14 No Material Adverse Effect...................................... 84
               4.1.15 Security Interests.............................................. 84
               4.1.16 Advisory Fee; Origination Fee................................... 84
               4.1.17 Out-of-Pocket Expenses.......................................... 84
               4.1.18 Recording Instructions.......................................... 84
               4.1.19 Property Management............................................. 85
               4.1.20 No Condemnation................................................. 85
               4.1.21 No Casualty..................................................... 85
               4.1.22 1413 Research Boulevard Property Requirements................... 85
               4.1.23 Interest Rate Cap Agreement..................................... 85
               4.1.24 Other Documents................................................. 86
       4.2     Conditions Precedent to Addition of Properties......................... 86
               4.2.1     Representations and Warranties; Compliance with
                      Conditions...................................................... 87
               4.2.2     Mortgage, Assignment of Leases and/or Amendments............. 87
               4.2.3     Title Insurance.............................................. 87
               4.2.4     Survey....................................................... 87
               4.2.5     Title........................................................ 88
               4.2.6     Insurance.................................................... 88
               4.2.7     Environmental Reports and Engineering Reports................ 88
               4.2.8     Zoning....................................................... 88
               4.2.9     HSP Security Agreement; HSP Guaranty......................... 88
               4.2.10 Other Loan Documents............................................ 88
               4.2.12 Opinions of Borrower's Counsel.................................. 89
               4.2.13 Budgets......................................................... 89
               4.2.14 Basic Carrying Costs and Other Impositions...................... 89
               4.2.15 Completion of Proceedings....................................... 89
               4.2.16 Purchase Contracts.............................................. 89
               4.2.17 Estoppel Certificates........................................... 89
               4.2.18 Acquisition of Properties....................................... 90
               4.2.19 Funding of Accounts............................................. 90
               4.2.20 No Material Adverse Effect...................................... 90
               4.2.21 No Condemnation................................................. 90
               4.2.22 No Casualty..................................................... 90

                                      iii
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               4.2.23 Security Interests.............................................. 90
               4.2.24 Out-of-Pocket Expenses.......................................... 90
               4.2.25 Recording Instructions.......................................... 90
               4.2.26 Property Management............................................. 91
               4.2.27 Additions to Schedules and Exhibits............................. 91
               4.2.28 Other Documents................................................. 91
       4.3     Conditions Precedent to All Borrowings................................. 91
               4.3.1     Borrowing Base............................................... 91
               4.3.2     Permitted Purpose............................................ 91
               4.3.3     Representations True; No Event of Default.................... 91
               4.3.4     Compliance Certificate....................................... 91
               4.3.5     Date Down Endorsement........................................ 92
               4.3.6     No Legal Impediment.......................................... 92
               4.3.7     No Material Adverse Effect................................... 92
               4.3.8     Additions to Schedules and Exhibits.......................... 92
               4.3.10 Interest Rate Cap Agreement..................................... 92
               4.3.11 Required Interest Deposit....................................... 93
       4.4     Expiration............................................................. 93

V.     REPRESENTATIONS AND WARRANTIES................................................. 93
       5.1     Borrower Representations............................................... 93
               5.1.1     Organization................................................. 93
               5.1.2     Capitalization............................................... 94
               5.1.3     Proceedings.................................................. 95
               5.1.4     No Conflicts................................................. 95
               5.1.5     Litigation................................................... 95
               5.1.6     Agreements................................................... 96
               5.1.7     Title........................................................ 96
               5.1.8     No Bankruptcy Filing......................................... 96
               5.1.9     Full and Accurate Disclosure................................. 96
               5.1.10 Tax Filings; Impositions........................................ 96
               5.1.11    Compliance................................................... 97
               5.1.12    Use of Proceeds.............................................. 97
               5.1.13    Financial Information........................................ 97
               5.1.14    Condemnation................................................. 97
               5.1.15    Debt......................................................... 97
               5.1.16    Federal Reserve Regulations.................................. 98
               5.1.17    Utilities and Public Access.................................. 98
               5.1.18    Not Foreign Person........................................... 98
               5.1.19    Separate Lots................................................ 98
               5.1.20    Assessments.................................................. 98
               5.1.21    Enforceability............................................... 98

                                      iv
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               5.1.22    No Prior Assignment.........................................  98
               5.1.23    Insurance...................................................  99
               5.1.24    Flood Zone..................................................  99
               5.1.25    Physical Condition..........................................  99
               5.1.26 Filing and Recording Taxes.....................................  99
               5.1.27    Subordination...............................................  99
               5.1.28    Permitted Encumbrances......................................  99
               5.1.29    Rent Roll................................................... 100
               5.1.30 Environmental Protection....................................... 100
               5.1.31 Matters Relating to Collateral................................. 100
               5.1.32 Investment Company Act......................................... 101
               5.1.33 Public Utility Holding Company Act............................. 101
               5.1.34 ERISA.......................................................... 101
       5.2     Survival of Representations........................................... 102

VI.    AFFIRMATIVE COVENANTS......................................................... 102
       6.1     Borrower Covenants.................................................... 102
               6.1.1     Existence; Compliance with Legal Requirements;
                      Insurance...................................................... 103
               6.1.2     Impositions and Other Claims................................ 103
               6.1.3     Litigation.................................................. 103
               6.1.4     Access to Premises.......................................... 103
               6.1.5     Cooperate in Legal Proceedings.............................. 103
               6.1.6     Capital Event Proceeds; Condemnation and Insurance
                      Benefits....................................................... 103
               6.1.7     Further Assurances; Supplemental Mortgage Affidavits........ 104
               6.1.8     Management of Property...................................... 104
               6.1.9     Financial Reporting......................................... 106
               6.1.10 Business and Operations........................................ 110
               6.1.11 Title to Properties............................................ 110
               6.1.12 Estoppel Statement............................................. 110
               6.1.13 Loan Proceeds.................................................. 110
               6.1.14 Annual Operating Budget........................................ 110
               6.1.15 Confirmation of Representations................................ 111
               6.1.16 No Joint Assessment............................................ 112
               6.1.17 Leasing Matters................................................ 112
               6.1.18 Principal Place of Business.................................... 113
               6.1.19 Attornment..................................................... 113
               6.1.20 Taxes and Other Liabilities.................................... 113
               6.1.21 Tax Returns.................................................... 113
               6.1.22 1413 Research Boulevard Property Requirements.................. 114
               6.1.23 Special Purpose Covenants...................................... 114

                                       v
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               6.1.24 Interest Rate Cap Agreement.................................... 115

VII    NEGATIVE COVENANTS............................................................ 116
       7.1     Borrower Negative Covenants........................................... 116
               7.1.1     Change in Business.......................................... 116
               7.1.2     Dissolution; Merger; Etc.................................... 116
               7.1.3     Assets...................................................... 116
               7.1.4     Transfers of Properties and Assets.......................... 116
               7.1.5     Liens....................................................... 117
               7.1.6     Subsidiaries................................................ 118
               7.1.7     Debt........................................................ 118
               7.1.8     Dividends................................................... 118
               7.1.9     Investments................................................. 119
               7.1.10 Leases......................................................... 119
               7.1.11 Stock.......................................................... 119
               7.1.12 Sale-Leasebacks................................................ 119
               7.1.13 Affiliate Transactions......................................... 119
               7.1.14 Debt Cancellation.............................................. 119
               7.1.15 Management of Properties....................................... 120
               7.1.16 Zoning......................................................... 120
               7.1.17 Borrower's Organizational Documents; Property Agreements....... 120
               7.1.18 HSP's Organizational Documents; Series V Stock Purchase
                      Agreement; Stockholders Agreement.............................. 120

VIII.  DEFAULTS...................................................................... 121
       8.1     Event of Default...................................................... 121
       8.2     Remedies.............................................................. 127
       8.3     Remedies Cumulative................................................... 128
       8.4     Cure of Individual Property Defaults.................................. 128

IX.    MISCELLANEOUS................................................................. 129
       9.1     Survival.............................................................. 129
       9.2     Lender's Discretion................................................... 129
       9.3     Governing Law......................................................... 129
       9.4     Modification, Waiver in Writing....................................... 130
       9.5     Delay Not a Waiver.................................................... 130
       9.6     Notices............................................................... 131
       9.7     Trial By Jury......................................................... 131
       9.8     Headings.............................................................. 132
       9.9     Severability.......................................................... 132
       9.10    Preferences........................................................... 132
       9.11    Waiver of Notice...................................................... 132
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                                      vi
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       9.12    Remedies of Borrower.................................................. 132
       9.13    Expenses; Indemnity................................................... 132
       9.14    Exhibits, Schedules Incorporated...................................... 134
       9.15    No Joint Venture or Partnership....................................... 134
       9.16    Publicity............................................................. 134
       9.17    Waiver of Marshalling of Assets....................................... 135
       9.18    Waiver of Counterclaim................................................ 135
       9.19    Conflict; Construction of Documents................................... 135
       9.20    Brokers and Financial Advisors........................................ 135
       9.21    Prior Agreements...................................................... 136
       9.22    Maximum Rate of Interest.............................................. 136
       9.23    Restatement........................................................... 136
       9.24    Counterparts.......................................................... 137
       9.25    Application of Payments............................................... 137

                                                                         PAGE
EXHIBITS
--------
Exhibit A           List of Properties
Exhibit B           Form of Surveyor's Certification
Exhibit C           Form of Assignment of Leases
Exhibit D           Form of Assignment of Interest Rate Cap Agreement
Exhibit E           Form of Mortgage
Exhibit F           Form of Promissory Note
Exhibit G           Form of Environmental Indemnity
Exhibit H           Convertible Debentures
Exhibit I           Loan Proceeds Deposited in the Cash
                    Collateral Account on the Closing Date
Exhibit J           Pending and Threatened Litigation
Exhibit K           Form of Cash Flow Statement
Exhibit L           Properties in a Flood Zone
Exhibit M           Rent Roll
Exhibit N           Schedule of Non-Compliance with Legal
                    Requirements
Exhibit O           Form of Restricted Account Letter
Exhibit P           Form of HSP Security Agreement
Exhibit Q           Form of HSP Guaranty
Exhibit R           Form of Loan Request
Exhibit S           Form of Compliance Certificate
Exhibit T           Form of Assignment and Assumption Agreement


SCHEDULES
---------
Schedule I          List of Property Agreements
Schedule II         List of Environmental Reports and Engineering Reports
Schedule III        Additional Disclosure
Schedule IV         Deferred Maintenance and Environmental Remediation
Schedule V          [INTENTIONALLY OMITTED]
Schedule VI         HSP's Capitalization and Share Ownership
Schedule VII        Condemnation
Schedule VIII       [INTENTIONALLY OMITTED]
Schedule IX         Affiliate Transactions
Schedule X          Pledged Shares
Schedule XI         Borrower's Organizational Documents
Schedule XII        HSP's Organizational Documents

                                    SECOND
                             AMENDED AND RESTATED
                                LOAN AGREEMENT


          THIS SECOND AMENDED AND RESTATED LOAN AGREEMENT, dated and effective as of September 9, 1996 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this "AGREEMENT"), by and between PAINEWEBBER INCORPORATED, a Delaware corporation ("PAINEWEBBER"; and together with its successors and assigns hereunder (including Paine Webber Real Estate Securities Inc.), "LENDER"), having an address at 1285 Avenue of the Americas, New York, New York 10019, and HSP-QRS CORP., a Maryland corporation ("BORROWER"), having an address at 251 South Lake Avenue, Suite 535, Pasadena, California 91101, Attention: Joel S. Marcus.

          All capitalized terms used herein shall have the respective meanings set forth in Section 1.1.
             -----------


                             W I T N E S S E T H :


          WHEREAS, Health Science Properties, Inc., a Maryland corporation ("HSP") and PaineWebber entered into that certain Loan Agreement dated as of July 2, 1996 (the "ORIGINAL LOAN AGREEMENT");

          WHEREAS, PaineWebber's interest under the Original Loan Agreement and the loan documents related thereto has been purchased by Paine Webber Real Estate Securities Inc. ("PWRESI"), and thereafter, PWRESI's interest under the Original Loan Agreement and the loan documents related thereto has been purchased by PaineWebber;

          WHEREAS, HSP and PaineWebber have amended and restated the Original Loan Agreement in its entirety to, inter alia, modify the credit facility provided therein, and to increase the maximum aggregate principal amount available under such credit facility to $75,000,000.00, pursuant to that certain Amended and Restated Loan Agreement dated as of even date herewith between HSP and PaineWebber (the "FIRST RESTATED LOAN AGREEMENT"), all upon the terms and conditions more particularly set forth therein;

          WHEREAS, HSP has assigned to Borrower it rights under the First Restated Loan Agreement and the loan documents related thereto, and Borrower has assumed HSP's obligations thereunder;

          WHEREAS, Lender and Borrower desire to amend and restate the First Restated Loan Agreement, and to modify the credit facility provided therein, subject to and in accordance with the terms of this Agreement; and

          NOW, THEREFORE, in consideration of the making of the Applicable Loan by Lender and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereto hereby covenant, agree, represent and warrant as follows:


          I    DEFINITIONS; PRINCIPLES OF CONSTRUCTION
               ---------------------------------------

          SECTION 1.1    DEFINITIONS.
          -----------    -----------

          For all purposes of this Agreement, except as otherwise expressly required or unless the context clearly indicates a contrary intent:

          "ACCOUNT COLLATERAL" has the meaning specified in Section 3.1.2.
                                                            -------------

          "ACCOUNTS" means, collectively, the Cash Collateral Account and the Sweep Account.

          "ACCUMULATED FUNDING DEFICIENCY" has the meaning assigned to that term in Section 412 of the Code.

          "ACT" has the meaning specified in Section 3.6.1.
                                             -------------

          "ADJUSTED EURODOLLAR RATE" means the Eurodollar Rate plus two and
                                                               ----
fifty one-hundredths (2.50) percentage points.

          "AEW" means AEW Partners II, L.P., a Delaware limited partnership.

          "AEW EQUITY PLACEMENT" means HSP's issuance of Series V Preferred Stock to AEW in accordance with the Series V Stock Purchase Agreement, the Stockholders Agreement and the HSP Articles (each of the foregoing as approved by Lender).

          "AFFILIATE" means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person or is a director or officer of such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly,
(i) to vote nine and eight-tenths percent (9.8%) or more of the securities having ordinary voting power for the election of directors of such Person or
(ii) to direct or cause the direction of the management and policies of such Person, whether by ownership of partnership interests, stock ownership, contract or otherwise.

          "AGGREGATE PROPERTY VALUE" means the aggregate of the values of the Properties as of the Conversion Date, determined in accordance with the appraised values of the Properties set forth in the appraisals delivered pursuant to Section 2.1.6.4(ix), as such appraised values may be adjusted upward
            -------------------
or downward by Lender in its sole discretion to comply with underwriting policies and methodologies applied by the Rating Agencies in the rating of commercial mortgage-backed securities (it being agreed that Lender will afford Borrower a reasonable prior opportunity to consult with Lender in connection with any such proposed adjustment).

          "AGGREGATE ANNUAL OPERATING BUDGET" has the meaning specified in
Section 6.1.14.
--------------

          "ALTA" means American Land Title Association, or any successor thereto.

          "ANNUAL OPERATING BUDGET" has the meaning specified in Section 6.1.14.
                                                                 --------------

          "APPLICABLE LOAN" means (i) prior to the Conversion Date, the outstanding Revolving Loans (individually or collectively, as the context requires), and (ii) after the Conversion Date, the Converted Fixed Rate Loan.

          "APPRAISAL" means, with respect to any Individual Property, a written appraisal of such Individual Property in form and substance satisfactory to Lender, prepared by a qualified independent appraiser selected by Lender and reasonably satisfactory to Borrower.

          "ASSET" means any asset, tangible or intangible, including rights, powers and privileges and proceeds thereof, owned or controlled by Borrower.

          "ASSET SALE" shall mean the sale, transfer, disposition or other conveyance of any Individual Property to any Person, other than the Permitted Transfers and the granting of a leasehold interest permitted hereunder and under the other Loan Documents.

          "ASSIGNMENT AND ASSUMPTION AGREEMENT" means that certain Assignment and Assumption Agreement dated as of the date hereof between Borrower and HSP, in the form attached hereto as Exhibit T.
                               ---------

          "ASSIGNMENT OF INTEREST RATE CAP AGREEMENT" means an Assignment of Interest Rate Cap Agreement by Borrower in favor of Lender, in the form attached hereto as Exhibit D.
          ---------

          "ASSIGNMENT OF LEASES" means, individually or collectively, as the context requires, (i) with respect to each Initial Collateral Property other than the 1413 Research Boulevard Property, an Assignment of Leases and Rents dated as of the date hereof, from Borrower, as assignor, to Lender, as assignee, assigning to Lender all of Borrower's interest in and to the Leases and the Property Income of such Individual Property as of the Closing Date as security for the Indebtedness, substantially in the form of Part 1 of Exhibit C, (ii)
                                                   ------    ---------
with respect to the 1413 Research Boulevard Property, that certain Assignment of Leases and Rents dated as of July 2, 1996 from HSP to PaineWebber, as amended and restated by the 1413 Restated Assignment of Leases, and (iii) with respect to each Individual Property other than the Initial Collateral Properties, such other or additional Assignments of Leases and Rents, each dated on the date that the applicable property is added as an Individual Property, from Borrower to Lender, each substantially in the form of Part 1 of Exhibit C, as each of the
                                          ------    ---------
foregoing may be amended, restated, replaced, supplemented or otherwise modified from time to time.

          "AUDITOR" means Ernst & Young, any other "Big 6" accounting firm or any other independent CPA satisfactory to Lender.

          "AUDITOR'S LETTER" means a comfort letter in a form reasonably satisfactory to Lender delivered to Lender by the Auditor.

          "BACK-END FEE" has the meaning specified in Section 3.6.4.
                                                      -------------

          "BANKRUPTCY" means, with respect to any Person, (i) the commencement by such Person of a proceeding seeking relief under any provision or chapter of the Bankruptcy Code or any other federal or state law relating to insolvency, bankruptcy or reorganization; (ii) an adjudication that such Person is insolvent or bankrupt; (iii) the entry of an order for relief under the Bankruptcy Code with respect to such Person; (iv) the filing of any such petition or the commencement of any such case or proceeding against such Person, unless such petition and the case or proceeding initiated thereby are dismissed within seventy-five (75) days from the date of such filing; (v) the filing of an answer by such Person admitting the material allegations of any such petition; (vi) the appointment of a trustee, receiver or custodian for all or substantially all of the assets of such Person unless such appointment is vacated or dismissed within seventy-five (75) days from the date of such appointment but not less than five
(5) days before the proposed sale of any assets of such Person; (vii) the insolvency of such Person or the execution by such Person of a general assignment for the benefit of creditors; (viii) the failure of such Person to generally pay its debts as they mature; (ix) the levy, attachment, execution or other seizure of substantially all of the assets of such Person where such seizure is not discharged within the (10) days thereafter; or (x) the admission by such Person in writing of its inability to generally pay its debts as they mature or that it is generally not paying its debts as they become due.

          "BANKRUPTCY ACTION" means commencing any case, proceeding or other action seeking protection for Borrower as a debtor under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors, consenting to the entry of an order for relief in or institution of any case, proceeding or other action brought by any third party against Borrower as a debtor under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors, filing an answer in any involuntary case or proceeding described in clause (ii) above admitting the material allegations of the petition therein or otherwise failing to contest any such involuntary case or proceeding, seeking or consenting to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for Borrower or for a substantial portion of its properties, making any assignment for the benefit of the creditors of Borrower, or admitting in writing the inability of Borrower to generally pay its debts as they mature or that Borrower is generally not paying its debts as they become due.

          "BANKRUPTCY CODE" means the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

          "BASIC CARRYING COSTS" means, with respect to an Individual Property for any period, the sum of (i) Impositions and (ii) insurance premiums associated with such Individual Property for such period.

          "BASIC CARRYING COST DISBURSEMENT REQUEST" has the meaning specified in Section 3.11.8.3.
   ----------------

          "BASIC CARRYING COSTS MONTHLY INSTALLMENT" means, with respect to the Properties for any calendar month, one-twelfth (1/12th) of the aggregate annual amount of Basic Carrying Costs payable in respect of the Properties. Notwithstanding the foregoing, if and only if any item of Basic Carrying Costs for any of the Properties is payable on a basis other than (a) annually or (b) in equal and regular periodic installments, such that reserves set aside in equal monthly amounts would not be sufficient for the payment of each installment of such item when due, then the "BASIC CARRYING COSTS MONTHLY INSTALLMENT" with respect to the Properties for any calendar month shall mean the difference between (i) the aggregate, for each item of Basic Carrying Costs payable in respect of the Properties, of the amount of the next succeeding payment due in respect of such item, multiplied by a fraction, the numerator of which is the integral number of calendar months from (w) the calendar month
                                                ----
during which the last preceding payment in respect of such item was due (or, in respect of any item for which no past payment has been due, the first calendar month in which such item is included in the calculation of the Basic Carrying Costs Monthly Installment) to (x) the calendar month for which the Basic
                           --
Carrying Costs Monthly Installment is to be determined, and the denominator of which is the integral number of calendar months from (y) the calendar month
                                                ----
during which the last preceding payment in respect of such item was due (or, in respect of any item for which no past payment has been due, the first calendar month in which such item is included in the calculation of the Basic Carrying Costs Monthly Installment) to (z) the calendar month during which the next
                           --
succeeding payment in respect of such item is due, less (ii) the aggregate of all amounts deposited into the Basic Carrying Costs Sub-Account on account of such next succeeding payments of items of Basic Carrying Costs for the Properties at or prior to the end of the preceding calendar month. Should any item of Basic Carrying Costs for the Properties not be ascertainable at the time any monthly deposit into the Cash Collateral Account is required to be made, the Basic Carrying Costs Monthly Installment shall be determined by Lender on the basis of the amount of such item of the Basic Carrying Costs for the prior Fiscal Year or payment period or on another reasonable basis.

          "BASIC CARRYING COSTS SUB-ACCOUNT" has the meaning specified in
Section 3.1.1.2.
---------------

          "BORROWER" has the meaning specified in the Preamble.

          "BORROWER AFFILIATED ENTITY" means any Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, Borrower, HSP and/or Holdings. For purposes of this definition, "control" of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether by ownership of partnership interests, stock ownership, contract or otherwise.

          "BORROWER'S ORGANIZATIONAL DOCUMENTS" means the Articles of Incorporation of Borrower, dated September 6, 1996, and the Bylaws of Borrower, dated September 6, 1996, together with any future amendments, supplements and other modifications thereto.

          "BORROWING BASE" means, as of any time, the amount equal to the lesser of: (i) Maximum Commitment Amount and (ii) the NOI Borrowing Amount, as such amount may be adjusted pursuant to the provisions hereof (including Sections
                                                                    --------
2.4.2(b) and 4.2(b)).
--------     ------

          "BUSINESS DAY" means (i) for all purposes other than covered by clause
                                                                          ------
(ii) below, any day excluding Saturday, Sunday and any day which is a legal
----
holiday under the laws of the States of New York, Illinois or California or which is a day on which banking institutions located in any such State are authorized or required by law or other governmental action to close and (ii) with respect to all notices in connection with any Interest Rate Determination Date for any Revolving Loans, and payments of principal and interest on Revolving Loans, any day that is a Business Day under clause (i) above and is
                                                      ----------
also a London Banking Day.

          "CAPITAL EVENT PROCEEDS" means, with respect to an Individual Property, (i) proceeds from any Asset Sale or refinancing of all or any portion of such Individual Property (other than any Asset Sale made in accordance with
Section 3.3 and in respect of which Lender has received the applicable Minimum
-----------
Release Price), (ii) Loss Proceeds in respect of a Casualty or Condemnation of all or any portion of such Individual Property, to the extent such Loss Proceeds are not applied to the reasonable costs of collection of such Loss Proceeds and the restoration of the relevant Individual Property in accordance with the Loan Documents or released to Borrower pursuant to clause (i) of Section 3.2.2(b) or
                                              ----------    ----------------
(iii) proceeds from any Leases entered into other than in the ordinary course of business (including Leases that were entered into other than in accordance with the provisions of Section 6.1.17) which either (x) provide, in effect, for
                  --------------
payment of rent on a significantly accelerated basis as compared to a lease at market rates and terms or (y) are essentially financing vehicles.

          "CAPITAL EVENT SUB-ACCOUNT" has the meaning specified in Section
                                                                   -------
3.1.1.2.
-------

          "CASH COLLATERAL ACCOUNT" has the meaning specified in Section
                                                                 -------
3.1.1.2.

          "CASH COLLATERAL BANK" means LaSalle National Trust, N.A., the financial institution at which the Cash Collateral Account has been established, and any other financial institution subsequently selected by Lender, and so long as no Default or Event of Default has occurred and is continuing, reasonably acceptable to Borrower, for the transfer of the Cash Collateral Account, provided that any such subsequent financial institution shall be authorized to
--------
maintain Eligible Accounts.

          "CASUALTY", with respect to any Individual Property, means any material damage to, or loss or destruction of, all or any material part of such Individual Property, whether or not such damage, loss or destruction is insured or insurable.

          "CASUALTY/CONDEMNATION MANDATORY PREPAYMENT" has the meaning specified in Section 2.4.2.
   -------------

          "CASUALTY INSURANCE PROCEEDS" means insurance proceeds paid or payable in respect of a Casualty.

          "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. (S) 9601 et seq.), as heretofore or hereafter amended or supplemented from time to time, including the Superfund Amendments and Reauthorization Act of 1986.

          "CLOSING DATE" means September 9, 1996.

          "CODE" means the Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

          "COLLATERAL" means (i) the Trust Property (as defined in the Mortgage), (ii) the Pledged Collateral (as defined in the HSP Security Agreement), (iii) the Account Collateral, and (iv) and other Assets or property, tangible or intangible, of any Person that at the time in question has been mortgaged, assigned or pledged, or in which a security interest has been granted, to Lender as security for the Indebtedness (or any portion thereof).

          "COMMON STOCK" means the common stock of HSP (or any successor to HSP by merger or consolidation).

          "COMPLETED LOAN REQUEST" means a request for a Revolving Loan accompanied by all information required to be supplied pursuant to Section
                                                                   -------
2.1.3.
-----

          "COMPLIANCE CERTIFICATE" means a certificate substantially in the form of the applicable certificate included in Exhibit S and delivered to Lender by
                                          ---------
Borrower.

          "CONDEMNATION", with respect to an Individual Property, means any actual or threatened taking, condemnation, eminent domain or other similar proceeding relating to all or any material portion of such Individual Property.

          "CONDEMNATION PROCEEDS" means any and all award proceeds and other compensation payable in respect of a Condemnation.

          "CONTINUATION NOTICE" has the meaning specified in Section 2.5.1.3.
                                                             ---------------
          "CONVERSION COMPLIANCE CERTIFICATE" means a certificate signed by the Chief Financial Officer, Chief Executive Officer or Chief Operating Officer of Borrower (i) setting forth computations evidencing that after taking into account Borrower's requested conversion of Revolving Loans to the Converted Fixed Rate Loan, the unpaid principal amount of the Converted Fixed Rate Loan does not and will not exceed the lesser of (x) the Converted NOI Borrowing Amount and (y) 75% of the Aggregate Property Value of the Properties, together with a copy of the analysis used in determining such compliance, and (ii) certifying that, both immediately before and immediately after giving effect to such requested conversion, no Default or Event of Default exists or will exist, and no Default or Event of Default will exist as of the Conversion Date or immediately thereafter. For purposes of calculating the Converted Implied Debt Service Rate in the initial Conversion Compliance Certificate that accompanies the Conversion Notice, Borrower may utilize the date of the Conversion Compliance Certificate for Borrower's calculation of the debt service constant referenced in part (i) of the definition of "Converted Implied Debt Service Rate."

          "CONVERSION DATE" means the date on which the aggregate outstanding Revolving Loans are converted to the Converted Fixed Rate Loan pursuant to
Section 2.1.6 (which date shall in any event be the first day of a calendar
-------------
month).

          "CONVERSION DATE DEBT SERVICE COVERAGE RATIO" means 1.3:1.0.

          "CONVERSION FEE" means one and one-half percent (1.5%) of the aggregate principal balance of the Revolving Loans that are converted to the Converted Fixed Rate Loan on the Conversion Date.

          "CONVERSION NOTICE" means a written notice delivered by Borrower to Lender during the Conversion Period requesting the conversion of outstanding Revolving Loans to the Converted Fixed Rate Loan.

          "CONVERSION PERIOD" means the period commencing on the second anniversary of the Closing Date and ending on the third anniversary of the Closing Date.

          "CONVERSION VALUE" means, with respect to a particular Individual Property, the portion of the Converted NOI Borrowing Amount attributable to such Individual Property.

          "CONVERTED DEBT SERVICE COVERAGE RATIO" means, for the relevant calculation period, the ratio of (x) the Net Operating Income during such calculation period of the Properties specified in Section 3.7(b)(iv), subject to
                                                  ------------------
upward or downward adjustment by Lender as described in the following sentence, to (y) the Converted Implied Debt Service Rate. For purposes of calculating the Converted Debt Service Coverage Ratio, Net Operating Income may be adjusted upward or downward by Lender in its sole discretion to comply with underwriting policies and methodologies applied by the Rating Agencies in the rating of commercial mortgage-backed securities (including adjustments for capital expenditures, management fees and other expenses and income). Lender will afford Borrower a reasonable prior opportunity to consult with Lender in connection with any such proposed adjustment.

          "CONVERTED FIXED RATE LOAN" means the 10-year fixed rate loan resulting from the conversion of any outstanding Revolving Loans pursuant to and in accordance with Section 2.1.6.
                   -------------

          "CONVERTED IMPLIED DEBT SERVICE RATE" means, with respect to the Converted Fixed Rate Loan, the higher of (i) the debt service constant required to fully amortize the principal amount of such loan with level monthly payments over twenty-five (25) years on a direct reduction basis assuming an interest rate equal to the sum of 300 basis points plus the imputed ten (10) year United
                                          ----
States Treasury notes annual yield as of the Conversion Date based upon quotes reported in the Federal Reserve Statistical Release H.15 - Selected Interest Rates under the heading "U.S. Government Securities/Treasury constant maturities" for Treasury notes having ten (10) years to maturity and (ii) ten and one-half percent (10 1/2%) per annum. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the United States Treasury Notes annual yield referenced in clause (i) above.
                                                 ----------

          "CONVERTED NOI BORROWING AMOUNT" means, as of any date of determination, the aggregate amount derived by dividing (i) all of the Properties' Net Operating Income for the 12-month period preceding the Conversion Date, subject to upward or downward adjustment by Lender as described in the following sentence, by (ii) 1.3 times the Converted Implied Debt Service Rate. For purposes of calculating the Converted NOI Borrowing Amount, Net Operating Income may be adjusted upward or downward by Lender in its sole discretion to comply with underwriting policies and methodologies applied by the Rating Agencies in the rating of commercial mortgage-backed securities (including adjustments for capital expenditures, management fees and other expenses and income) (it being agreed that Lender will afford Borrower a reasonable prior opportunity to consult with Lender in connection with any such proposed adjustment).

          "CONVERTED NOI DEFEASANCE AMOUNT" means, as of any date of determination and with respect to a particular Individual Property, the amount derived by dividing (i) such Individual Property's Net Operating Income for the 12-month period preceding such date of determination, subject to upward or downward adjustment by Lender as described in the following sentence, by (ii)
1.3 times the Converted Implied Debt Service Rate. For purposes of calculating the Converted NOI Defeasance Amount, Net Operating Income may be adjusted upward or downward by Lender in its sole discretion to comply with underwriting policies and methodologies applied by the Rating Agencies in the rating of commercial mortgage-backed securities (including adjustments for capital expenditures, management fees and other expenses and income) (it being agreed that Lender will afford Borrower a reasonable prior opportunity to consult with Lender in connection with any such proposed adjustment).

          "CONVERTIBLE DEBENTURES" means the Series A Convertible Notes of Holdings in the original principal amount of $6,918,269.24, as more particularly described on Exhibit H.
             ---------

          "CONVERTIBLE SECURITIES" means, with respect to any Person (other than a natural person), all securities of such Person which by their terms are or may at any time be converted into voting securities of such Person.

          "CONVEYANCE" has the meaning specified in Section 3.5.1.
                                                    -------------

          "CPA" means a certified public accounting firm.

          "DEBT" means, with respect to any Person, without duplication, (i) all indebtedness of such Person for borrowed money, (ii) all indebtedness of such Person for the deferred purchase price of property or services (other than property and services purchased, and expense accruals and deferred compensation items arising, in the ordinary course of business), (iii) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments (other than performance, surety and appeal bonds arising in the ordinary course of business), (iv) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (v) all obligations of such Person under leases which have been or should be, in accordance with GAAP, recorded as capital leases, to the extent required to be so recorded,

(vi) all reimbursement, payment or similar obligations of such Person, contingent or otherwise, under acceptance, letter of credit or similar facilities (other than letters of credit in support of trade obligations or in connection with workers' compensation, unemployment insurance, old-age pensions and other social security benefits in the ordinary course of business), (vii) all Debt (as defined in clauses (i) through (vi) above) of another Person guaranteed directly or indirectly by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (A) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (B) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss in respect of such Debt, (C) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (D) otherwise to assure a creditor against loss in respect of such Debt, and (viii) all Debt (as defined in clauses (i) through (vi) above) of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any lien, security interest or other charge or encumbrance upon or in property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt.

          "DEBT SERVICE PAYMENT" means, for any Interest Payment Date, the amount due on such Interest Payment Date to Lender under the Loan Documents, including all interest, principal, default interest, late charges, indemnification obligations then due and payable, attorneys' fees, appraisers' fees, breakage costs and all other amounts payable by Borrower to Lender under the Loan Documents on such Interest Payment Date.

          "DEBT SERVICE SUB-ACCOUNT" has the meaning specified in Section
                                                                  -------
3.1.1.2.
-------

          "DEFAULT" means the existence of any of the events set forth in
Section 8.1 which, but for the giving of notice or passage of time, or both,
-----------
would be an Event of Default.

          "DEFAULT RATE" means a rate per annum from time to time equal to (i) from (and including) the Closing Date through (but excluding) the Conversion Date, three percent (3%) greater than the then-applicable Interest Rate, and
(ii) from (and including) the Conversion Date and at all times thereafter, four percent (4.0%) greater than the then-applicable Interest Rate.

          "DEFEASANCE AMOUNT" means, as of any date of determination, either:

          (i) if fewer than all Properties are proposed to be released pursuant to Section 3.7, then the "Defeasance Amount" in respect of the Properties
        -----------
     proposed to be released pursuant to Section 3.7 means the greater of (i)
                                         -----------
     the excess, if any, of (x) the outstanding principal amount of the Converted Fixed Rate Loan as of such date of determination over (y) the sum of the Converted NOI Defeasance Amounts in respect of each of the Properties subject to the Lien of the Mortgage on such date of determination (excluding the Properties proposed to be released pursuant to
                    ---------
     Section 3.7), or (ii) the Converted NOI Defeasance Amount in respect of the
     -----------
     Properties proposed to be released pursuant to Section 3.7; provided, that
                                                    -----------  --------
     in no event shall the Defeasance Amount be greater than the outstanding principal amount of the Converted Fixed Rate Loan as the such date of determination; or

          (ii) if all Properties are proposed to be released pursuant to Section
                                                                         -------
     3.7, then the "Defeasance Amount" means the outstanding principal amount of
     ---
     the Converted Fixed Rate Loan as of such date of determination.

          "DEFEASANCE COLLATERAL" means obligations or securities not subject to prepayment, call or early redemption which (i) are direct obligations of, or obligations fully guaranteed as to timely payment by, the United States or any agency or instrumentality of the United States, the obligations of which are backed by the full faith and credit of the United States, and (ii) shall mature or be redeemable, or provide for payments of interest thereon, on or prior to the date on which payments of interest or principal are due under the Converted Fixed Rate Loan.

          "DEFEASANCE DEPOSIT" has the meaning set forth in Section 3.7.
                                                            -----------

          "DEFERRED MAINTENANCE RESERVES SUB-ACCOUNT" has the meaning specified in Section 3.1.1.2.
   ---------------

          "DEPOSITED FUNDS" has the meaning specified in Section 3.1.2.
                                                         -------------

          "DISCOUNT RATE" means the rate which, when compounded monthly, is equivalent to the Treasury Rate when compounded semi-annually.

          "DRAWDOWN DATE" means the date on which any Revolving Loan is made.

          "ELIGIBLE ACCOUNT" means a trust account held by and at the Cash Collateral Bank or an account that is either: (i) maintained with a depository institution or trust company of which the long-term unsecured debt obligations (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the long-term unsecured debt obligations of such holding company) have been rated by the Rating Agency in its highest rating category or the short-term deposits or commercial paper of which is rated by the Rating Agency in its highest rating category at the time of any deposit therein; or (ii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity, which in the case of any state chartered depository institution or trust company is subject to regulations or has established internal guidelines regarding fiduciary funds on deposit substantially similar to 12 C.F.R. (S) 9.10(b).

          "ELIGIBLE TRANSFEREE" means is an institutional investor that (i) is experienced in purchasing, owning and managing real estate, (ii) is not an investment bank or an Affiliate of an investment bank, and (iii) has a net worth of not less than $250,000,000.00.

          "EMPLOYEE BENEFIT PLAN" has the meaning assigned to the term "employee benefit plan" in Section 3(3) of ERISA, which is or was maintained or contributed to by Borrower or a Related Person to Borrower.

          "ENGINEERING REPORT" means the engineering report with respect to each Individual Property, prepared by an engineering firm reasonably satisfactory to Lender and Borrower (provided, that such engineering firm shall also meet the
                     --------
standards of the Rating Agencies for
engineering firms in the rating of commercial mortgage-backed securities backed by loans similar to the Applicable Loan), and delivered to Lender in connection with the Loan, together with all addenda, supplements, exhibits and attachments thereto, which engineering reports with respect to the Initial Collateral Properties are described on Schedule II annexed hereto and by this reference
                            -----------
made a part hereof.

          "ENVIRONMENTAL INDEMNITY" means the Amended and Restated Environmental Indemnity Agreement dated as of the date hereof, by Borrower in favor of the Indemnitees, substanti ally in the form of Exhibit G, as the same may be
                                            ---------
amended, restated, replaced, supplemented or otherwise modified from time to time.

          "ENVIRONMENTAL LAWS" means any and all current or future statutes, ordinances, orders, rules, regulations, guidance documents, judgments, Governmental Authorizations, or any other requirements of governmental authorities relating to (i) environmental matters, (ii) the generation, use, storage, transportation or disposal of Hazardous Materials, or (iii) occupational safety and health, industrial hygiene or the protection of human, plant or animal health or welfare, in any manner applicable to Borrower or any Individual Property, including the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. (S) 9601 et seq.), the Hazardous
                                                    -- ---
Materials Transportation Act (49 U.S.C. (S) 1801 et seq.), the Resource
                                                 -- ---
Conservation and Recovery Act (42 U.S.C. (S) 6901 et seq.), the Federal Water
                                                  -- ---
Pollution Control Act (33 U.S.C. (S) 1251 et seq.), the Clean Air Act (42 U.S.C.
                                          -- ---
(S) 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. (S) 2601 et
         -- ---                                                         --
seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. (S)136
---
et seq.), the Occupational Safety and Health Act (29 U.S.C. (S) 651 et seq.),
-- ---                                                              -- ---
the Oil Pollution Act (33 U.S.C. (S) 2701 et seq) and the Emergency Planning and
                                          ------
Community Right-to-Know Act (42 U.S.C. (S) 11001 et seq.), each as amended or
                                                 -- ---
supplemented, any analogous present or future state or local statutes or laws, and any regulations promulgated pursuant to any of the foregoing.

          "ENVIRONMENTAL REPORT" means the environmental report with respect to each Individual Property, prepared by an environmental firm reasonably satisfactory to Lender and Borrower (provided, that such environmental firm
                                     --------
shall also meet the standards of the Rating Agencies for environmental firms in the rating of commercial mortgage-backed securities backed by loans similar to the Applicable Loan), and delivered to Lender in connection with the Loan, together with all addenda, supplements, exhibits and attachments thereto, which Environmental Reports with respect to the Initial Collateral Properties are described on Schedule II annexed hereto.
             -----------

          "EQUIPMENT" means all "equipment," as such term is defined in Article 9 of the UCC, now owned or hereafter acquired by Borrower, which is used at or in connection with any Individual Property or is located thereon or therein (including all machinery, equipment, furnishings, and electronic data-processing and other office equipment now owned or hereafter acquired by Borrower, and any and all additions, substitutions and replacements of any of the foregoing), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "EQUITY RIGHTS" means, with respect to any Person, any outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including any stockholders' or voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as the same may from time to time be amended or supplemented, including any rules or regulations issued in connection therewith.

          "ESCROW DEPOSITORY" has the meaning set forth in Section 8.2.2.
                                                           -------------

          "EURODOLLAR RATE" means, for any Interest Period, (i) the rate per annum appearing on Telerate page 3750 (or such display substituted therefor as is then customarily used to quote the London interbank offering rate as determined by Lender in its reasonable discretion) as of approximately 11:00 a.m. (London time) on the Interest Rate Determination Date for such Interest Period (assuming, in the case of any Interest Period of under thirty (30) days, an Interest Period of thirty (30) days commencing on the related Drawdown Date), or (ii) if on the Interest Rate Determination Date for any Interest Period no such rate appears on Telerate page 3750 (or such display substituted therefor as is then customarily used to quote the London interbank offering rate as determined by Lender in its reasonable discretion), a rate determined by Lender as the arithmetic mean (rounded upwards as aforesaid) of the rates quoted at approximately 11:00 a.m., London time, on such Interest Rate Determination Date by four major banks, as selected by Lender, in the London interbank market, to prime banks in the London interbank market for U.S. Dollar deposits commencing on the first day of such Interest Period with a maturity date corresponding to the last day of such Interest Period (assuming, in the case of any Interest Period of under thirty (30) days, an Interest Period of thirty (30) days commencing on the related Drawdown Date) and in a principal amount equal to an amount that is representative for a single transaction in such market at such time; it being understood that Lender will request the principal London office of each of such four major banks to provide a quotation of its respective rate in accordance with the foregoing, and if at least two such quotations are provided, the Eurodollar Rate for such Interest Period will be the arithmetic mean of such quotations, and if fewer than two quotations are provided as requested, the Eurodollar Rate for such Interest Period will be the arithmetic mean of the rates quoted by such major banks in New York City as shall be selected by Lender, as of approximately 11:00 a.m., New York City time, on the first Business Day of the Interest Period for loans in U.S. Dollars to leading European banks with a maturity date corresponding to the last day of such Interest Period (assuming, in the case of any Interest Period of under thirty
(30) days, an Interest Period of thirty (30) days) commencing on the first day of such Interest Period in a principal amount equal to an amount that is representative for a single transaction in such market at such time.

          "EVENT OF DEFAULT" has the meaning set forth in Section 8.1.
                                                          -----------

          "EXTENDED AEW GROUP" means, collectively, AEW and each Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, AEW. For purposes of this definition, "control" means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether by stock ownership, contract or otherwise.

          "FINANCIAL STATEMENTS" has the meaning set forth in Section 5.1.13.
                                                              --------------

          "FIRST RESTATED LOAN AGREEMENT" has the meaning set forth in the recitals hereto.

          "FIRST RESTATED NOTE" means that certain Amended and Restated Promissory Note dated as of even date herewith, made by HSP in favor of Lender, as the same may heretofore have been amended, restated, replaced, supplemented or otherwise modified.

          "FISCAL YEAR" means each twelve month period commencing on January 1 and ending on December 31 during each year of the term of the Loan.

          "FIXED RATE" means the sum of the imputed ten (10) year United States Treasury notes annual yield as of the Conversion Date based upon quotes reported in the Federal Reserve Statistical Release H.15 - Selected Interest Rates under the heading "U.S. Government Securities/Treasury constant maturities" for Treasury notes having ten (10) years to maturity, plus a spread of 300 basis
                                                  ----
points. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the United States Treasury Notes.

          "1413 RESEARCH BOULEVARD PROPERTY" means the Individual Property located at 1413 Research Boulevard, Rockville, MD.

          "1413 RESTATED ASSIGNMENT OF LEASES" means that certain Amended and Restated Assignment of Leases and Rents dated as of the Closing Date between HSP and Lender, substantially in the form attached hereto as Part 2 of Exhibit C.
                                                         ------    ---------

          "1413 RESTATED MORTGAGE" means that certain Amended and Restated Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of the Closing Date from HSP for the benefit of Lender, substantially in the form attached hereto as Part 2 of Exhibit E.
                               ------

          "GAAP" means generally accepted accounting principles in the United States of America as of the date of the applicable financial report.

          "GOVERNMENTAL AUTHORITY" means any legislative body, court, board, agency, commission, office or authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

          "HAZARDOUS MATERIALS" means (i) any chemical, material or substance at any time defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous waste", acutely hazardous waste", "radioactive waste", "biohazardous waste", "pollutant", "toxic pollutant", "contaminant", "restricted hazardous waste", "infectious waste", "toxic substances", or any other term or expression intended to define, list or classify substances by reason of properties harmful to health, safety or the indoor or outdoor environment (including harmful properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, "TCLP toxicity" or "EP toxicity" or words of similar import under any applicable Environmental
Laws); (ii) any oil, petroleum, petroleum fraction or petroleum derived substance; (iii) any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (iv) any flammable substances or explosives; (v) any radioactive materials; (vi) any asbestos-containing materials; (vii) urea formaldehyde foam insulation; (viii) electrical equipment which contains any oil or dielectric fluid containing polychlorinated biphenyls; (ix) pesticides; and
(x) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or which may or could pose a hazard to the health and safety of the owners, occupants or any Persons in the vicinity of any Individual Property or to the indoor or outdoor environment.

          "HOLDINGS" means Health Science Properties Holding Corporation, a Maryland corporation.

          "HOLDINGS GUARANTY" means that certain Guaranty dated as of July 2, 1996 from Holdings, as guarantor, in favor of PaineWebber.

          "HOLDINGS PLEDGED SHARES" means those certain shares of the common stock of HSP pledged pursuant to the Holdings Security Agreement and delivered to PaineWebber.

          "HOLDINGS SECURITY AGREEMENT" means that certain Pledge and Security Agreement dated as of July 2, 1996 between Holdings and PaineWebber.

          "HOLDINGS STOCK POWER" means that certain in-blank stock power executed by Holdings and delivered to PaineWebber.

          "HOLDINGS UCC FINANCING STATEMENTS" means those certain UCC-1 Financing Statements signed by Holdings, as debtor, in favor of PaineWebber, as secured party.

          "HSP" has the meaning set forth in the recitals hereto.

          "HSP ARTICLES" means the Articles of Amendment and Restatement of HSP dated as of September 9, 1996, which, among other matters, set forth that HSP has 50,000 shares of Series V Preferred Stock among its authorized stock.

          "HSP GUARANTY" means a guaranty of the Indebtedness in the form attached hereto as Exhibit Q executed by HSP in favor of Lender, as the same may
                   ---------
be amended, restated, replaced, supplemented or otherwise modified from time to time.

          "HSP'S ORGANIZATIONAL DOCUMENTS" means the Articles of Amendment and Restatement of HSP, dated January 25, 1996 as amended and restated by the HSP Articles, and the Bylaws of HSP, dated December 6, 1994, together with any future amendments, supplements and other modifications thereto.

          "HSP SECURITY AGREEMENT" means a Pledge and Security Agreement in the form attached hereto as Exhibit P by and between HSP and Lender, as the same may
                        ---------
be amended, restated, replaced, supplemented or otherwise modified from time to time.

          "IMPLIED DEBT SERVICE RATE" means, with respect to the Revolving Loans and as of any date of determination, the highest of (i) the actual weighted average annual interest rate applicable to the aggregate outstanding amount of the Revolving Loans during the prior ninety (90) days, (ii) the debt service constant required to fully amortize the principal amount of such loans with level monthly payments over thirty (30) years on a direct reduction basis assuming an interest rate equal to the sum of 250 basis points plus the imputed
                                                               ----
ten (10) year United States Treasury notes annual yield as of such date based upon published quotes for Treasury notes having ten (10) years to maturity and
(iii) ten and one-half percent (10 1/2%) per annum.

          "IMPOSITIONS" means all real estate and personal property taxes, water, sewer and vault charges and all other taxes, levies, assessments and other similar charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of every kind and nature whatsoever, which at any time prior to, at or after the execution hereof may be assessed, levied or imposed by a Govern mental Authority upon or with respect to any Individual Property or the Property Income or the ownership, use, occupancy or enjoyment thereof, and any interest, costs or penalties with respect to any of the foregoing.

          "IMPROVEMENTS" means any and all buildings, structures, utility sheds, workrooms, air conditioning towers, open parking areas, and all other structures and improvements of every kind whatsoever, and any and all additions, alterations, betterments or appurtenances thereto, and all renewals, substitutions or replacements now or at any time owned, or hereafter acquired by Borrower and situated, placed or constructed on, over or under an Individual Property or any part thereof.

          "INDEBTEDNESS" means the aggregate amount of the Applicable Loan that may be advanced to Borrower pursuant to the terms hereof, together with all other obligations and liabilities of Borrower due or to become due to Lender pursuant hereto in respect of the Applicable Loan, under the Promissory Note or in accordance with any of the other Loan Documents, all amounts, sums and expenses paid by or payable or reimbursable to Lender hereunder in respect of the Applicable Loan or pursuant to the Promissory Note or any of the other Loan Documents, and all other covenants, obligations and liabilities of Borrower hereunder in respect of the Applicable Loan or pursuant to the Promissory Note or any of the other Loan Documents, together with all interest thereon (including, if and when applicable, interest at the Default Rate as provided in this Agreement and in the Promissory Note).

          "INDEMNIFIED LIABILITIES" has the meaning specified in Section 9.13.
                                                                 ------------

          "INDEMNITEES" means, collectively, Lender and its successors and assigns, and its and their respective officers, directors, agents (including any servicer of the Loan) acting in their capacity as agent, employees, parents and Affiliates.

          "INDEPENDENT DIRECTOR" means a director of Borrower who is not at the time of appointment and who has not at any time during the preceding five (5) years been and does not become subsequently: (i) a partner, stockholder or holder of any other beneficial interest in Borrower, HSP, Holdings or AEW or in any Affiliate of Borrower, HSP, Holdings or AEW (other than a holder of stock or other beneficial interests in an any publicly traded Affiliate of any of the foregoing, which stock and beneficial interests, in the aggregate, represent less than 7.5% of the net worth of such holder), (ii) a director (other than an Independent Director as provided in Section 2.1.6.4(xi)), officer or employee of
                                    -------------------
Borrower, HSP, Holdings or AEW or of any Affiliate of Borrower, HSP, Holdings or AEW; (iii) a creditor, supplier, independent contractor, manager, or any other Person who derives more than ten percent (10%) of its gross revenues from its activities with Borrower, HSP, Holdings or AEW or with any Affiliate of Borrower, HSP, Holdings or AEW; (iv) a Person controlling or controlled by any of the Persons referenced in clauses (i), (ii) or (iii) above, or (v) a member
                             -----------  ----    -----
of the immediate family of any such Person referenced in clauses (i), (ii),
                                                         -----------  ----
(iii) or (iv) above.  Solely for purposes of this definition, (x) "Affiliate"
-----    ----
means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person or is a director or officer of such Person, and (y) "control" of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether by ownership of partnership interests, stock ownership, contract, or otherwise.

          "INDIVIDUAL NOI BORROWING AMOUNT" means, as at any date of determination and with respect to a particular Individual Property:

          (i) for any determination that is being made in connection with adding the applicable property as an Individual Property and first receiving credit for such Individual Property for purposes of determining the Borrowing Base, and for any determination in respect of such Individual Property occurring within twelve (12) months after such property becomes an Individual Property, the "Individual NOI Borrowing Amount" means the aggregate amount derived by dividing (a) all of such Individual Property's Net Operating Income for the 12-month period preceding such date of determination, subject to upward or downward adjustment by Lender as described in the following sentence, by (b) 1.3 times the Implied Debt Service Rate. For purposes of calculating the Individual NOI Borrowing Amount pursuant to this clause (i), Net Operating Income may be adjusted
                             ----------
     upward or downward by Lender in its sole discretion to comply with underwriting policies and methodologies applied by the Rating Agencies in the rating of commercial mortgage-backed securities (including adjustments for capital expenditures, management fees and other expenses and income) (it being agreed that Lender will afford Borrower a reasonable prior opportunity to consult with Lender in connection with any such proposed adjustment); or

          (ii) if such date of determination occurs more than twelve (12) months after the applicable property becomes an Individual Property, the "Individual NOI Borrowing Amount" means the aggregate amount derived by dividing (a) all of such Individual Property's net income as calculated in accordance with GAAP for the 12-month period preceding such date of determination before capital expenditures, depreciation and other non-cash items, and further adjusted to eliminate straight line rents and reduced by thirty-five cents (35c) per gross square foot of all Improvements at the such Individual Property, by (b) 1.6 times the Implied Debt Service Rate; or

          (iii) notwithstanding the foregoing, the "Individual NOI Borrowing Amount" in respect of the property located at 1311, 1401 and 1431 Harbor Bay Parkway, Alameda, CA and commonly known as the Harbor Bay Parkway property means an amount to be mutually agreed to by Lender and Borrower;

provided, however, that in no event shall the Individual NOI Borrowing Amount of
--------  -------
any Individual Property at any time be more than the stated maximum principal amount of the Indebtedness which may be secured by the Mortgage encumbering such Individual Property at such time (as such Mortgage may have been amended theretofore to increase the stated maximum principal amount of the Indebtedness which may be secured thereby).

          "INDIVIDUAL PROPERTY" means, individually, a parcel of real property that constitutes, at the relevant time of determination, a part of the Collateral subject to a Mortgage and an Assignment of Leases, and all improvements thereon, together with all rights pertaining to such property and improvements.

          "INDIVIDUAL PROPERTY DEFAULT" means an Event of Default, other than an Event of Default that can be cured by the payment of money, that arises solely
                                                                        ------
by reason of a circumstance or state of facts existing at or in respect of one particular Individual Property.

          "INITIAL COLLATERAL PROPERTIES" means the Individual Properties referred to in Exhibit A hereto, and all improvements thereon, together with all
               ---------
rights pertaining to such property and improvements.

          "INITIAL REVOLVING LOAN" means the first advance of a Revolving Loan pursuant to the provisions of this Agreement, including the full or partial conversion of the Interim Funding Loan into a Revolving Loan as provided in
Section 2.1.2.
-------------

          "INSURANCE REQUIREMENTS" means, with respect to each Individual Property, all material terms of any insurance policy required pursuant to this Agreement or the other Loan Documents, all material requirements of the issuer of any such policy, and all material regulations and then current standards applicable to or affecting the related Individual Property or any part thereof or any use or condition thereof, which may, at any time, be recommended by the Board of Fire Underwriters, if any, having jurisdiction over such Individual Property, or such other body exercising substantially similar functions.

          "INTEREST PAYMENT DATE" means the last Business Day of each calendar month; provided that (i) if Borrower has elected to convert any Revolving Loans
       --------
to the Converted Fixed Rate Loan, the final Interest Payment Date for all Revolving Loans shall be the last Business Day prior to the Conversion Date; and
(ii) if the Maturity Date shall occur on a date that is other than the last Business Day of a calendar month, the final Interest Payment Date for the Applicable Loan shall be the last Business Day prior to the Maturity Date.

          "INTEREST PERIOD" has the meaning specified in Section 2.5.1.3.
                                                         ---------------

          "INTEREST RATE" has the meaning specified in Section 2.5.1.
                                                       -------------

          "INTEREST RATE CAP AGREEMENT" means a written interest rate cap agreement between Borrower and a counterparty, the long-term debt obligations of which counterparty are rated "AA" or better by the Rating Agencies and which counterparty is otherwise reasonably acceptable to Lender, which agreement (i) provides for a "strike price", based on one-month LIBOR, of 8.0% per annum, (ii) provides for monthly payments to Borrower (for deposit in the Sweep Account) equal to the product of (x) the excess of one-month LIBOR over 8.0% per annum and (y) a notional amount not less than the aggregate principal balance of all Revolving Loans then outstanding at the relevant time of determination, (iii) expires on or after the third anniversary of the Closing Date, and (iv) is otherwise in form and substance reasonably acceptable to Lender.

          "INTEREST RATE DETERMINATION DATE" means the second London Banking Day prior to the first day of the Interest Period for which the Eurodollar Rate is being determined.

          "INTERIM FUNDING LOAN" means the loan from PaineWebber to HSP pursuant to the Original Loan Agreement in the original principal amount of Fifteen Million Nine Hundred Thousand Dollars ($15,900,000), as assigned.

          "INVESTMENT", as applied to any Person, means any direct or indirect purchase or other acquisition by that Person of stock or other securities, or of a beneficial interest in stock or other securities, of any other Person, or any direct or indirect loan, advance (other than advances to employees for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by that Person to any other Person, including all indebtedness and accounts receivable from that other Person which are not current assets or did not arise from sales to that other Person in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, adjusted for decreases in value and write-downs and write-offs with respect to such Investment, but not for increases in value or write-ups with respect to such Investment.

          "ISSUER" has the meaning set forth in Section 3.6.1.
                                                -------------

          "LEASE" means any lease or ground lease, or, to the extent of the interest therein of Borrower, any sublease or subsublease, license, concession or other agreement (whether written or oral and whether now or hereafter in effect) pursuant to which Borrower holds the interest of lessor, sublessor, subsublessor or licensor, as the case may be, and pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of any Individual Property (including any use or occupancy arrangements created pursuant to Section 365(d) of the Bankruptcy Code or otherwise in connection with the commencement on continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership, or similar proceedings, or any assignment for the benefit of creditors, in respect of any tenant or occupant of any portion of any Individual Property), and every modification, amendment or other agreement relating to such lease, ground lease, sublease, subsublease, license, concession or other agreement entered into in connection therewith, and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party or parties thereto.

          "LEGAL REQUIREMENTS" means all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of any Governmental Authority (including, but not limited to, ERISA with respect to any Employee Benefit Plans and Environmental Laws with respect to the Properties) affecting, as the context requires, Borrower, HSP or any Individual Property or any part thereof, including the construction, use, alteration, maintenance, management, occupancy or operation of any such Individual Property, or any part thereof, whether now or hereafter enacted and in force, and all permits, licenses, authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments at any time in force to which Borrower or HSP is a party or which otherwise affect Borrower or HSP or any Individual Property or any part thereof, including any of the foregoing which may (i) require repairs, modifications or alterations in or to such Individual Property or any part thereof, or (ii) in any way limit the use and enjoyment thereof.

          "LENDER" has the meaning specified in the first Paragraph hereof.

          "LETTER REGARDING SUBSEQUENT TRANSACTIONS" means that certain Amended and Restated Letter Regarding Subsequent Transactions entered into by and among Borrower, HSP, Holdings, PaineWebber and PWRESI, and dated as of even date herewith.

          "LIEN" means, with respect to each Individual Property, any mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest, security title, chattel mortgage, conditional bill of sale, or any other encumbrance, charge or collateral transfer of, on or affecting such Individual Property or any portion thereof or any interest therein, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances.

          "LOAN CONVEYANCE DOCUMENTS" has the meaning specified in Section
                                                                   -------
3.5.1.
-----

          "LOAN DOCUMENTS" means collectively, this Agreement, the Promissory Note, the Mortgage, the 1413 Restated Mortgage, the Assignment of Leases, the 1413 Restated Assignment of Leases, the Environmental Indemnity, the HSP Guaranty, the HSP Security Agreement, the Letter Regarding Subsequent Transactions and any other document or instrument evidencing, governing and/or securing the Indebtedness, as amended, restated, replaced, supplemented or otherwise modified from time to time.

          "LOAN FACILITY" means the credit facility made available to Borrower in the maximum principal amount not to exceed the Maximum Commitment Amount, subject to and in accordance with the terms of this Agreement.

          "LONDON BANKING DAY" means a day on which trading in U.S. Dollar deposits is carried on in the London interbank market.

          "LOSS PROCEEDS" means Casualty Insurance Proceeds and/or Condemnation Proceeds, as the context may require.

          "LOSS PROCEEDS SUB-ACCOUNT" has the meaning specified in Section
                                                                   -------
3.1.1.2.
-------

          "MAJOR CASUALTY/CONDEMNATION" has the meaning specified in Section
                                                                     -------
3.2.2.
-----

          "MANAGEMENT GROUP" means, collectively, J. Sudarsky, J. Marcus, A. Gold, S. Stone and G. Kreitzer.

          "MATERIAL ADVERSE EFFECT" means any circumstance, act, condition or event of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, or circumstance or circumstances, whether or not related, that (i) results in a materially adverse change in or has a materially adverse effect upon the business, operations or condition (financial or otherwise) of Borrower, HSP, or any Individual Property, or (ii) results in the material impairment of the ability of Borrower (under the Loan Documents to which Borrower is a party) or HSP (under the HSP Guaranty or the HSP Security Agreement) to perform, or of Lender to enforce, the Applicable Loan, including the obligations of Borrower (under the Loan Documents to which Borrower is a party) and HSP (under the HSP Guaranty or the HSP Security Agreement) to perform, or of Lender to enforce, any Loan Document to which Borrower or HSP, as the case may be, is a party, or any material rights or remedies thereunder.

          "MATURITY DATE" means the earlier of (i) (x) in the case of any Revolving Loans, September 30, 1999 and (y) in the case of the Converted Fixed Rate Loan, the date occurring on the tenth (10th) anniversary of the Conversion Date (or if such day is not a Business Day, the preceding Business Day), and
(ii) in the case of any Applicable Loan, such earlier date on which the outstanding principal balance of Promissory Note becomes due and payable as therein and herein provided, whether at stated maturity, by declaration of acceleration, or otherwise.

          "MAXIMUM COMMITMENT AMOUNT" means Seventy-Five Million Dollars ($75,000,000).

          "MAXIMUM RATE" has the meaning specified in Section 9.22.
                                                      ------------

          "MINIMUM RELEASE PRICE" means, for each Individual Property and at any time of determination:

          (i) if such date of determination occurs prior to the Conversion Date, 112.5% of the Individual NOI Borrowing Amount in respect of the applicable Individual Property multiplied by the fraction the numerator of which is the aggregate principal amount of all Revolving Loans then outstanding and the denominator of which is the Borrowing Base at the relevant time of determination; or

          (ii) if such date of determination occurs on or after the Conversion Date, the greater of (i) the excess, if any, of (x) the outstanding principal amount of the Converted Fixed Rate Loan as of such date of determination over (y) the sum of the Converted NOI Defeasance Amounts in respect of each of the Properties subject to the Lien of the Mortgage on such date of determination (excluding any Properties proposed to be
                                 ---------
     released or affected by the Casualty, Condemnation or other capital event in question, as the case may be), or (ii) the Converted NOI Defeasance Amount in respect of the Individual Property proposed to be released or affected by the Casualty, Condemnation or other capital event in question, as the case may be;

provided, that in no event shall the Minimum Release Price for any Individual
--------
Property exceed the outstanding principal amount of the Applicable Loan as of the date of determination.

          "MORTGAGE" means, individually and collectively, as the context requires, (i) with respect to each Initial Collateral Property other than the 1413 Research Boulevard Property, an instrument executed and delivered by Borrower as security for the Indebtedness and to grant to Lender a Lien on such Initial Collateral Property prior to or as of the Closing Date, substantially in the form of Part 1 of Exhibit E, (ii) with respect to the 1413 Research
            ------    ---------
Boulevard Property, that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of July 2, 1996 from HSP to PaineWebber, as amended and restated by the 1413 Restated Mortgage, and (iii) with respect to each Individual Property that is not an Initial Collateral Property, such other or additional mortgages, deeds of trust or deeds to secure debt, each dated on the date that the applicable property is added as an Individual Property, from Borrower to Lender, each substantially in the form of
Part 1 of Exhibit E, as each of the foregoing may be amended, restated,
------    ---------
replaced, supplemented or otherwise modified from time to time.

          "MULTIEMPLOYER PLAN" means a "multiemployer plan," as such term is defined in Section 4001(a)(3) of ERISA, with respect to which Borrower or any Related Person has or had within the last five years an obligation to make contributions.

          "NET INCOME" means, for any period, the net income of Borrower as determined in accordance with GAAP; provided, however, that in determining Net
                                    --------
Income of Borrower, there shall not be included in gross revenues any of the following items: (i) any extraordinary items, (ii) if a corporation shall have become a Subsidiary of Borrower, any earnings of such corporation prior to the date it shall have become a Subsidiary of Borrower, (iii) if Borrower shall have acquired the assets and business of any Person or any substantial part of the assets and business of any Person, any earnings properly attributable to such assets and business or part thereof prior to the date of such acquisition, and
(iv) any earnings of, and dividends payable to, Borrower in a currency which at the time may not be converted into Dollars under the laws of the nation issuing such currency.

          "NET OPERATING INCOME" means, with respect to an Individual Property for any period, the Property Income minus the Operating Expenses for such period.

          "NOI BORROWING AMOUNT" means, as of any date of determination, the sum of the Individual NOI Borrowing Amounts for each of the Individual Properties.

     "NON-QUALIFIED IPO" has the meaning set forth in Section 3.6.2.
                                                      -------------

     "NON-US LENDER" has the meaning set forth in Section 2.6.10.2(a).
                                                  -------------------

     "NOTE RECORD" means the grid attached to the Promissory Note, or the continuation of such grid, or any other similar record, including computer records, maintained by Lender or an agent of Lender with respect to the Applicable Loan.

     "OFFICER'S CERTIFICATE" means a certificate delivered to Lender by Borrower or HSP, as applicable, which is signed by an authorized officer of Borrower or HSP, as the case may be.

     "OPERATING EXPENSES" means, in respect of an Individual Property for any calendar month, the sum of:

          (i) all expenses paid in the ordinary course of owning, maintaining and operating such Individual Property as a commercial project (including real estate taxes and other Impositions (or a reasonable accrual therefor), ground rents, reasonable accounting and audit expenses, insurance premiums and management fees, inclusive of payments into reserves for Basic Carrying Costs); but excluding, however, dividends to the shareholders of Borrower,
                 ---------  -------
     Debt Service Payments, income taxes, Tenant Capital Expenses for such Individual Property, and non cash items such as depreciation; and

          (ii) the greater of (x) amounts actually expended on capital improvements (including Tenant Capital Expenses) during such calendar month and (y) an amount equal to thirty-five cents ($0.35) per square foot per annum multiplied by the aggregate gross square footage of the Improvements multiplied by one-twelfth (1/12th).

          "OPERATING EXPENSES DISBURSEMENT REQUEST" has the meaning specified in
Section 3.1.8.2.
---------------

          "OPERATING EXPENSE SUB-ACCOUNT" has the meaning specified in Section
                                                                       -------
3.1.1.2.
-------

          "ORIGINAL LOAN AGREEMENT" has the meaning specified in the recitals hereto.

          "ORIGINAL NOTE" means that certain Promissory Note dated as of July 2, 1996, made by HSP in favor of Lender, as the same may have been or be amended, restated, replaced, supplemented or otherwise modified prior to the date hereof.

          "PAINEWEBBER" has the meaning specified in the Preamble.

          "PBGC" means the Pension Benefit Guaranty Corporation.

          "PERMITTED ENCUMBRANCES" has the meaning specified in Section 7.1.5.
                                                                -------------

          "PERMITTED INVESTMENTS" means any one or more of the following obligations or securities acquired at a purchase price of not greater than par, including those issued by Lender or any of its Affiliates:

          (i) direct obligations of, or obligations fully guaranteed as to full and timely payment of principal and interest by, the United States of America or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America;

          (ii) fully FDIC-insured demand and time deposits in or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, provided that the
                                                             --------
     commercial paper and long-term unsecured debt obligations of such depository institution or trust company have the highest rating available for such securities by the Rating Agency;

          (iii) repurchase obligations with respect to any security described in clause (i) above entered into with a depository institution or trust company (acting as principal) described in clause (ii) above;

          (iv) general obligations of or obligations guaranteed by any State of the United States of America or the District of Columbia receiving the highest long-term unsecured debt rating available for such securities by the Rating Agency;

          (v) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof or the District of Columbia and are rated by the Rating Agency in its highest long-term unsecured rating category at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any such
                 --------  -------
     corporation will not be Permitted Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Sweep Account or the Cash Collateral Account to exceed 20% of the aggregate principal amount of all Permitted Investments held in the Sweep Account or the Cash Collateral Account;

          (vi) commercial or finance company paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated by the Rating Agency in its highest short-term unsecured debt rating available at the time of such investment or contractual commitment providing for such investment, and is issued by a corporation the outstanding senior long-term debt obligations of which are then rated by the Rating Agency in its highest long-term unsecured debt rating available;

          (vii) units of taxable money market funds or mutual funds, which funds are regulated investment companies, seek to maintain a constant net asset value per share and invest solely in obligations backed by the full faith and credit of the United States of

     America and which funds have the highest rating available from the Rating Agency for money market funds or mutual funds; and

          (viii) any other demand, money market or time deposit, or any other obligation, security or investment, that may be acceptable to the Rating Agency as a permitted investment of funds backing securities having ratings equivalent to its highest rating category;

provided, however, that such instruments or securities continue to qualify as
--------  -------
"cash flow investments" pursuant to Code Section 860G(a)(6); and provided,
                                                                 --------
further, that no instrument or security shall be a Permitted Investment if (i)
-------
such instrument or security evidences either (x) a right to receive only interest payments with respect to the obligations underlying such instrument or security, or (y) the right to receive principal and interest payments derived from obligations underlying such instrument or security and the interest and principal payments with respect to such instrument or security provide a yield to maturity in excess of 120% of the yield to maturity at par of such underlying obligations or (ii) such instrument or security is trading in excess of par and is callable at par, or can be redeemed at or prior to its stated maturity date at an amount less than the purchase price paid therefor.

          "PERMITTED TRANSFERS" has the meaning specified in Section 7.1.4.
                                                             -------------

          "PERSON" means any individual, corporation, general partnership, limited partnership, limited liability company, limited liability partnership, joint venture, estate, trust, unincorporated association, or other organization, whether or not a legal entity, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

          "PERSONALTY" means all furniture, furnishings, objects of art, machinery, goods, tools, supplies, appliances, general intangibles, contract rights, accounts, accounts receivable, franchises, licenses, certificates and permits, and all other personal property of any kind or character whatsoever (as defined in and subject to the provisions of the UCC) which are now or hereafter owned by Borrower and which are related to an Individual Property, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof.

          "PENSION PLAN" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Title IV of ERISA.

          "PLAN ADMINISTRATOR" has the meaning assigned to the term "administrator" in Section 3(16)(A) of ERISA.

          "PLAN SPONSOR" has the meaning assigned to the term "sponsor" in
Section 3(16)(B) of ERISA.

          "PLEDGED SHARES" means the shares of common stock denoted as "Pledged Shares" on Schedule X.
           ----------

          "POLICIES" has the meaning specified in Section 3.2.1.
                                                  -------------

          "PREPAID RENTS" means any payment of Rents (other than security deposits collected in the ordinary course of business) by a tenant or occupant under a Lease more than one (1) month prior to the due date therefor specified in such Lease.

          "PREPAID RENTS SUB-ACCOUNT" has the meaning specified in Section
                                                                   -------
3.1.1.2.
-------

          "PREPAYMENT PREMIUM" means the greater of:

               (i) one percent (1%) of the amount of the principal balance of the Converted Fixed Rate Loan being prepaid, or

               (ii) the product of (x) a fraction whose numerator is an amount equal to the principal amount of the Converted Fixed Rate Loan being prepaid and whose denominator is the outstanding principal balance of the Converted Fixed Rate Loan on the date of such prepayment (before giving effect to such prepayment), multiplied by (y) an amount equal to the remainder obtained by subtracting (a) an amount equal to the outstanding principal amount of the Converted Fixed Rate Loan as of the date of such prepayment (before giving effect to such prepayment) from (b) the present value as of the date of such prepayment of the remaining scheduled payments of principal and interest on the Converted Fixed Rate Loan (before giving effect to such prepayment) determined by discounting such payments at the Discount Rate.

          "PRIVATE REFINANCING" has the meaning specified in Section 3.6.5.
                                                             -------------

          "PROHIBITED TRANSACTION" has the meaning assigned to that term in
Section 4975 of the Code or in Section 406 of ERISA.

          "PROMISSORY NOTE" means that certain Second Amended and Restated Promissory Note dated the date hereof, made by Borrower in favor of Lender, substantially in the form of Exhibit F, as the same may be amended, restated,
                             ---------
replaced, supplemented or otherwise modified from time to time.

          "PROPERTIES" means, as of any time, collectively, the Individual Properties.

          "PROPERTY AGREEMENTS" means all material option agreements, purchase and sale agreements, construction contracts, architect contracts, engineering contracts, property management agreements, service contracts, utility contracts, equipment leases, equipment maintenance contracts and equipment warranties, purchase contracts, purchase orders and similar agreements and all amendments thereto now or hereafter relating to any of the Individual Properties and entered into or assumed by or on behalf of Borrower or any Affiliate of Borrower.

          "PROPERTY INCOME" means, with respect to each Individual Property, all rents, income, issues, profits and other benefits now or hereafter received or collected by or on behalf of the owner of such Individual Property from such Individual Property in connection with the use, occupancy, management, leasing, operation or enjoyment of such Individual Property or the Equipment related to such Individual Property or under or in connection with any Leases related to such Individual Property including all income received from tenants, transient guests, lessees, licensees and concessionaires and other Persons occupying space at such Individual Property and/or rendering services to such Individual Property's tenants; excluding,
                                                                 ---------
however, (i) tenant security deposits (unless and until the same are forfeited
-------
by the related tenant), (ii) Capital Event Proceeds, including Loss Proceeds and
(iii) proceeds of any Asset Sale made in accordance with Section 3.3; provided,
                                                         -----------  --------
however, that proceeds of rental loss insurance policies and Condemnation
-------
Proceeds on account of lost rental income relating to temporary condemnations shall be deposited in the Cash Collateral Account pursuant to Section 3.1.9 or
                                                              -------------
Section 3.1.10, as the case may be, and shall, for purposes of calculating Net
--------------
Operating Income, constitute Property Income to the extent transferred to the Operating Expense Sub-Account during the relevant calculation period pursuant to
Section 3.1.9 or Section 3.1.10, as the case may be.
-------------    --------------

          "PROPERTY MANAGER" means, with respect to any Individual Property, any property manager approved by Lender in accordance with the terms of this Agreement.

          "PURCHASE CONTRACTS" means, individually and collectively, as the context requires, all contracts and agreements for the purchase of any Individual Property by Borrower, together with all amendments and modifications thereto.

          "PWRESI" has the meaning specified in the recitals.

          "QUALIFIED IPO" means an initial public offering of the common stock of Borrower, HSP or Holdings (or of any successor to the foregoing by merger or consolidation with any Person that is a Borrower Affiliated Entity prior to giving effect to such merger or consolidation) pursuant to which HSP (or such successor) (x) redeems at least fifty percent (50%) of the Series V Preferred Stock (as such term is defined in the HSP Articles) for cash at the Cash Return Redemption Price (as such term is defined in the HSP Articles), and converts the remaining Series V Preferred Stock to Common Stock, or (y) converts 100% of the Series V Preferred Stock to Common Stock with no cash redemption all as set forth in the HSP Articles.

          "RATING AGENCY" means, collectively, any two of (i) Moody's Investors Service, (ii) Standard & Poors Ratings Services, (iii) Fitch Investors Services, L.P. and (iv) Duff & Phelps Credit Rating Co., as shall be designated by Lender in its sole discretion.

          "REFINANCING" has the meaning specified in Section 3.6.5.
                                                     -------------

          "RELATED PERSON" means, with respect to any Person, any corporation or any trade or business (whether or not incorporated) which, together with such Person, is under common control as described in Sections 414(b) and (c) of the Code or is a member of an affiliated service group as described in Sections 414(m) or (o) of the Code.

          "RENT ROLL" means a rent roll for an Individual Property containing the information described in clauses (i) through (xiii) of Section 5.1.29.
                                                           --------------

          "RENTS" means all rents, issues, revenues, income, proceeds, profits, royalties, security (including all oil and gas or other hydrocarbon substances, earnings, receipts, revenues, accounts, accounts receivable, security deposits and other deposits) and income, including fixed, additional and percentage rents, operating expense reimbursements, reimbursements for increases in Taxes, sums paid by tenants to Borrower to reimburse Borrower for amounts originally paid or to be paid by Borrower or Borrower's agents or affiliates for which such tenants were liable, as, for example, tenant improvements costs in excess of any work letter, lease takeover costs, moving expenses and tax and operating expense pass-throughs for which a tenant is solely liable, parking, maintenance, common area, tax, insurance, utility and service charges and contributions, proceeds of sale of electricity, gas, heating, air-conditioning and other utilities and services, deficiency rents and liquidated damages, and other benefits now or hereafter derived from any portion of any Individual Property or the use, enjoyment, development, operation, ownership or occupancy thereof (including any payments received pursuant to Section 502(b) of the Bankruptcy Code or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings, or any assignment for the benefit of creditors, in respect of any tenant or other occupants of any portion of any Individual Property and all claims as a creditor in connection with any of the foregoing) and all cash or security deposits, advance rentals, and all deposits or payments of a similar nature relating thereto, now or hereafter, including during any period of redemption, derived from any Individual Property and all proceeds from the cancellation, surrender, sale or other disposition of any Lease and other benefits paid or payable and to become due or payable to Borrower in respect of the use, occupation, enjoyment, development, operation or ownership of any portion or portions of the any Individual Property pursuant to the Lease.

          "REPORTABLE EVENT" means a "reportable event" described in Section 4043(c) of ERISA for which the 30-day notice requirement has not been waived by regulation.

          "RESTRICTED ACCOUNT LETTER" has the meaning set forth in Section
                                                                   -------
3.1.2.
-----

          "REVOLVING LOANS" means each and every advance of funds made or to be made by Lender to Borrower pursuant to Section 2.1.3.
                                       -------------

          "SERIES V PREFERRED STOCK" means the Series V Preferred Stock, $0.01 par value per share, of HSP.

          "SERIES V STOCK PURCHASE AGREEMENT" means that certain Series V Convertible Preferred Stock Purchase Agreement dated as of September 9, 1996 among AEW, HSP and Holdings.

          "STATE" means, with respect to an Individual Property, the State or Commonwealth in which such Individual Property or any part thereof is located.

          "STOCKHOLDER'S AGREEMENT" means the Stockholders Agreement dated as of September 9, 1996 among HSP, Holdings, AEW and the stockholders of HSP.

          "STRUCTURAL COSTS" means, with respect to an Individual Property for any calendar month, the aggregate cost of deferred maintenance, capital repairs and other capital expenditures to be effected at such Individual Property during such month, as set forth in the applicable Annual Operating Budget in effect for such calendar month.

          "STRUCTURAL DISBURSEMENT REQUEST" has the meaning specified in Section
                                                                         -------
3.1.8.4.
-------

          "STRUCTURAL COSTS MONTHLY INSTALLMENT" means, with respect to the Properties for any calendar month, one-twelfth (1/12th) of the greater of (i) the aggregate annual amount of Structural Costs payable in respect of the Properties or (ii) thirty-five cents (35c) per gross square foot of all Improvements at the Properties.

          "STRUCTURAL COSTS SUB-ACCOUNT" has the meaning specified in Section
                                                                      -------
3.1.1.2.
-------

          "SUB-ACCOUNTS" means, collectively, any or all of the Debt Service Sub-Account, Basic Carrying Costs Sub-Account, Operating Expense Sub-Account, Structural Costs Sub-Account, Capital Event Sub-Account, Deferred Maintenance Reserves Sub-Account, Prepaid Rents Sub-Account and Loss Proceeds Sub-Account, as the context requires.

          "SUBSIDIARY" means, (i) with respect to Borrower or HSP, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by Borrower or HSP, respectively, and/or one or more Subsidiaries of Borrower or HSP, respectively, and (ii) with respect to Borrower or any Subsidiary of Borrower described in clause (i) above, any partnership in which Borrower or any such Subsidiary is a general partner, and (iii) with respect to HSP or any Subsidiary of HSP described in clause (i) above, any partnership in which HSP or any such Subsidiary is a general partner.

          "SURVEY" means, with respect to any Individual Property, a survey map of such Individual Property dated and certified within sixty (60) days prior to the Closing Date (or, if the applicable property is not an Initial Collateral Property, the date such property becomes an Individual Property), prepared by a surveyor licensed in the State in which such Individual Property is located, and satisfactory to Lender and Title Company, containing a certification of such surveyor substantially conforming to the Form of Surveyor's Certification attached hereto as Exhibit B.
                   ---------

          "SWEEP ACCOUNT" has the meaning specified in Section 3.1.1.1.
                                                       ---------------

          "SWEEP BANK" means LaSalle National Trust, N.A., the financial institution at which the Sweep Account has been established, and any other financial institution subsequently selected by Lender and, so long as no Default or Event of Default is continuing, reasonably acceptable to Borrower, for the transfer of the Sweep Account, provided that any such subsequent
                               --------
financial institution shall be authorized to maintain Eligible Accounts. Lender shall consult with Borrower in connection with and shall give Borrower notice of any transfer of the Sweep Account to a successor Sweep Bank.

          "TAX" means any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed; provided that "TAX ON THE OVERALL NET INCOME" of a Person shall be construed as
--------
a reference to a tax (including a franchise tax or income tax) imposed by any jurisdiction in which that Person is organized or is doing business on, or measured by, all or part of the net income, net profits or net gains of that Person (whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise).

          "TENANT CAPITAL EXPENSES" means costs incurred by Borrower in respect of (i) tenant improvements under and pursuant to Leases, (ii) tenant concessions under and pursuant to Leases that are in effect on the date hereof or that are entered into in accordance with this Agreement (including Section 6.1.17) and
                                                          --------------
(iii) leasing and brokerage commissions in connection with Leases.

          "TITLE COMPANY" means Chicago Title Insurance Company, Commonwealth Land Title Insurance Company, First American Title Insurance Company, Stewart Title Insurance Company or, if not one of the foregoing, such other nationally recognized title insurance company licensed to do business in the states where the Properties are located as shall be acceptable to Lender in its sole discretion.

          "TITLE INSURANCE POLICY" means, collectively, (i) with respect to each Individual Property, a mortgagee title insurance policy or marked title commitment dated as of the date of recordation of the Mortgage insured thereunder, issued by Title Company on ALTA Loan Policy Form 1970 (or, if such form shall be unavailable, on ALTA Loan Policy Form 1992 or on such other form as shall be acceptable to Lender) satisfactory to Lender, in an amount equal to the greatest of (1) the purchase price paid by Borrower or an Affiliate of Borrower to an unaffiliated third party for the purchase of the applicable Individual Property, or (2) the original Individual NOI Borrowing Amount in respect of such Individual Property, or (3) the Conversion Value, and insuring the Lien of the Mortgage encumbering the applicable Individual Property as a first priority Lien in favor of Lender, subject only to Permitted Encumbrances, with (q) a leasehold endorsement (in respect of each Individual Property ground leased by Borrower), (r) last dollar endorsement (to the extent available in the applicable state), (s) a contingent loss/first loss endorsement (to the extent available in the applicable state), (t) a comprehensive lender's endorsement,
(u) a survey identicality endorsement, (v) variable rate endorsement, (w) a usury endorsement (to the extent available at commercially reasonable rates or required to comply with the standards and policies of the Rating Agencies for title endorsements in the rating of commercial mortgage-backed securities backed by loans similar to the Applicable Loan), (x) a zoning endorsement (to the extent available at commercially reasonable rates or required to comply with the standards and policies of the Rating Agencies for title endorsements in the rating of commercial mortgage-backed securities backed by loans similar to the Applicable Loan), (y) a revolving credit endorsement (to the extent available in the applicable state) and (z) a tie-in endorsement (to the extent available in the applicable state and if at such time more than one (1) Individual Property is included in the Collateral), all in form and substance satisfactory to Lender and containing such other endorsements and affirmative assurances, and such re-insurance and/or co-insurance agreements with such other title insurance companies, as Lender shall in each case require, and (ii) with respect to the 1413 Research Boulevard Property, in addition to the title insurance policy referenced in clause (i) above, a bring-down
                                         ----------
(or signed commitment therefor) of Lender's existing mortgagee title insurance policy for the 1413 Research Boulevard Property, all in form and substance satisfactory to Lender.

          "TRAILING 12-MONTH NET OPERATING INCOME" means, as of any date and with respect to any Individual Property, the Net Operating Income of such Individual Property for the immediately preceding twelve full calendar months.

          "TRANSFER" of the Properties means any transfer, sale, conveyance, assignment or other direct or indirect disposition of, or the grant of any easements, leases or other material rights with respect to, all or any portion of the Properties or of all or any portion of any Individual Property in any manner whatsoever, whether directly or indirectly or voluntarily or involuntarily.

          "TREASURY RATE" means the yield calculated by the linear interpolation of the yield, as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading "U.S. government securities/Treasury constant maturities" for the week ending prior to the date of the relevant prepayment of the Promissory Note, of U.S. Treasury constant maturities with a maturity date (one longer and one shorter) most nearly approximating the Maturity Date of the Converted Fixed Rate Loan. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate.

          "UCC" or "UNIFORM COMMERCIAL CODE" means the Uniform Commercial Code as in effect in a State.

          "UST" has the meaning set forth in Section 4.1.22(i).
                                             -----------------

          "WEST WATKINS MILL ROAD PROPERTY" means the Individual Property located at 25, 35 and 45 West Watkins Mill Road, Gaithersburg, Montgomery County, MD.

          "WORK" has the meaning set forth in Section 3.2.2.
                                              -------------

          SECTION 1.2   PRINCIPLES OF CONSTRUCTION.
          -----------   --------------------------

          All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Agreement unless otherwise specified. Unless otherwise specified, the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words and phrases "including," "shall include," "inclusive of" and words and phrases of similar import shall be deemed to be followed by "without limitation" or "but not limited to." Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applic-able to both the singular and plural forms of the terms so defined. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, as modified herein.

          II.    GENERAL TERMS
                 -------------

          SECTION 2.1           LOAN COMMITMENT; DISBURSEMENT TO BORROWER.
          -----------           -----------------------------------------

          2.1.1     REVOLVING LOANS.  Subject to and upon the terms and
                    ---------------
conditions set forth herein, Lender agrees to lend to Borrower and Borrower may borrow, repay, and reborrow from Lender from time to time between the Closing Date and the Maturity Date for the Revolving Loans such sums as are requested by Borrower so long as the aggregate principal amount of the Revolving Loans outstanding (after giving effect to all amounts requested) at any one time does not exceed the Borrowing Base. Advances of a Revolving Loan shall be made not more than five (5) times per calendar month, by wire transfer to an escrow account satisfactory to Lender and Borrower and located in the state of New York. Lender shall promptly process Completed Loan Requests and, subject to Borrower's satisfaction of the required conditions in a time sufficient to allow Lender to complete its diligence and determine to its satisfaction that all required conditions have been met, fund the Revolving Loans on the proposed Drawdown Date requested by Borrower in the Completed Loan Request. If Lender believes that it will be unable to make a Revolving Loan on the proposed Drawdown Date listed in the Completed Loan Request due to causes other than Borrower's failure to timely satisfy the requirements of Section 4.1, Lender
                                                         -----------
shall use reasonable efforts to promptly notify Borrower of such inability to fund on the proposed Drawdown Date.

          No Revolving Loan shall be required to be made by Lender unless (i) all of the conditions contained in Section 4 and all other applicable terms and
                                   ---------
conditions set forth in this Agreement that by their nature can be met prior to the advance of a Revolving Loan have been met, and (ii) after giving effect to the proposed advance, all of the conditions contained in Section 4 and all
                                                         ---------
other applicable terms and conditions set forth in this Agreement will have been met. Lender shall use reasonable efforts to fund each Revolving Loan not later than 11:00 a.m. Eastern Standard Time on the related Drawdown Date.

          2.1.2     DISBURSEMENT TO BORROWER.  On the Closing
Date, subject to the satisfaction of all the conditions precedent to the closing and the making of the Initial Revolving Loan hereunder (including the conditions set forth in Sections 4.1 and 4.3.1), all or part of the outstanding principal
             ------------     -----
amount of the Interim Funding Loan shall be converted to and continued as, and shall constitute, a Revolving Loan outstanding under this Agreement. Any portion not so converted and continued shall be repaid by HSP or Borrower to Lender prior to or contemporaneously with the Closing Date. The portion of such Interim Funding Loan that is so converted, continued and modified hereunder, shall as of the Closing Date constitute a Revolving Loan with such terms and conditions as provided in, and for all purposes under, this Agreement and the other Loan Documents.

          Each Drawdown Date shall be a Business Day not fewer than fifteen (15) Business Days after the date Lender receives the applicable Completed Loan Request from Borrower.

          2.1.3     REQUESTS FOR REVOLVING LOANS; CONTINUATIONS.  (a)
                    -------------------------------------------
Lender shall not be required to consider Completed Loan Requests in respect of more than five (5) proposed additional Individual Properties during any calendar month. Each request by Borrower for a Revolving Loan:

          (i) shall be in a minimum amount of Five Hundred Thousand Dollars ($500,000);

          (ii)   shall be in the form of Exhibit R hereto completed to specify:
                                         ---------
     (1) the principal amount of the Revolving Loan requested, (2) at Borrower's option, the initial Interest Period (but the Completed Loan Request need not specify the initial Interest Period), (3) the proposed Drawdown Date,
     (4) the permitted purpose for which such funds will be used and (5) the account and wire transfer routing instructions for such Revolving Loan;

          (iii)  shall be accompanied by the Compliance Certificate described in

     Section 4.3.4; and
     -------------

          (iv)   shall be delivered to Lender in accordance with Section 9.6
                                                                 -----------
     hereof and shall be in an envelope conspicuously marked with substantially the following legend: ``LOAN REQUEST -- TIME SENSITIVE -- MUST RESPOND WITHIN FIFTEEN (15) BUSINESS DAYS''; provided, that the failure to so mark
                                          --------
     any request for a Revolving Loan shall not by itself cause such request not to constitute a Completed Loan Request.

          (b) Lender shall not be obligated to fund any Revolving Loan unless:

          (i)    a Completed Loan Request has been timely received by Lender;
     and

          (ii)   all of the conditions contained in Section 4 and all other
                                                    ---------
     applicable terms and conditions set forth in this Agreement have been met at the time of the advance of the Revolving Loan requested pursuant to the Completed Loan Request, and after giving effect to the advance of such Revolving Loan, will have been met.

          2.1.4     PROMISSORY NOTE.  The Applicable Loan shall be evidenced by
                    ---------------
the Promissory Note, shall bear interest as provided in Section 2.5 and shall be
                                                        -----------
subject to repayment and prepayment as provided in Section 2.4. The Promissory
                                                   ------------
Note shall be entitled to the benefits of this Agreement, and shall be secured by the Mortgage, the Assignment of Leases, the HSP Guaranty, the HSP Security Agreement and the other Loan Documents.

          2.1.5     FACILITY FEES.  Borrower shall pay to Lender facility fees
                    -------------
for the period from and including the Closing Date to and excluding the earlier of (a) the Maturity Date and (b) the Conversion Date, equal to the greater of
(i) the average daily unused portion of the Borrowing Base, taking into consideration any increases or reductions thereof pursuant to the provisions of this Agreement, multiplied by 0.375% per annum, or (ii) the average daily unused portion of the Loan Facility, multiplied by 0.25% per annum. Such facility fees shall be calculated on the basis of a 360-day year and the actual number of days elapsed, and shall be payable quarterly in arrears on the last day of each calendar quarter, commencing on the first such date to occur after the Closing Date, and (if Revolving Loans are converted to the Converted Fixed Rate Loan) on the Conversion Date. For purposes of calculating the facility fees payable by Borrower pursuant to this Section 2.1.5, the "daily unused portion of the
                          -------------
Borrowing Base," as of any date of determination, shall be an amount equal to the Borrowing Base as of such date minus the aggregate outstanding principal
                                   -----
amount of all Revolving Loans on such date, and the "unused portion of the Loan Facility," as of any date of determination, shall be an amount equal to $75,000,000 minus the aggregate outstanding principal amount of all Revolving
            -----
Loans on such date. The facility fees provided in this Section 2.1.5 shall cease
                                                       -------------
to accrue upon the Conversion Date.

          2.1.6.    CONVERSION.
                    ----------

               2.1.6.1     OPTION TO CONVERT.  Subject to the terms and
                           -----------------
     conditions of this Section 2.1.6, Borrower shall have the option during the
                        -------------
     Conversion Period to convert outstanding Revolving Loans to the Converted Fixed Rate Loan. Borrower's option shall be exercisable only by delivery to Lender of a Conversion Notice (accompanied by a Conversion Compliance Certificate) on a Business Day no less than 15 Business Days prior to the proposed Conversion Date. Borrower's election shall be irrevocable after Lender's receipt of the Conversion Notice.

               2.1.6.2      TERMS OF CONVERSION.  Subject to the satisfaction of
                            -------------------
     the other terms and conditions of this Section 2.1.6, Borrower shall have
                                            -------------
     the right to convert Revolving Loans into the Converted Fixed Rate Loan having an unpaid principal amount not to exceed the lesser of (x) the Converted NOI Borrowing Amount and (y) 75% of the Aggregate Property Value of the Properties. The Converted Fixed Rate Loan shall mature on the Maturity Date, shall accrue interest at the Fixed Rate as described in
     Section 2.5.1 below, and the principal thereof shall be payable as
     -------------
     described in Section 2.4.1 below.
                  -------------

               2.1.6.3      TERMINATION OF COMMITMENTS.  Upon Borrower's
                            --------------------------
     delivery of the Conversion Notice to Lender, Lender shall have no further obligation to make additional Revolving Loans hereunder.

               2.1.6.4      CONDITIONS TO CONVERSION.  The obligation of
                            ------------------------
     Lender to convert Revolving Loans to the Converted
     Fixed Rate Loan hereunder is subject to satisfaction by Borrower of the following conditions precedent no later than the Conversion Date:

          (i) The aggregate principal amount of Revolving Loans converted to the Converted Fixed Rate Loan does not exceed the lesser of (x) the Converted NOI Borrowing Amount and (y) 75% of the Aggregate Property Value of the Properties, and all principal and interest in respect of any other outstanding Revolving Loans and any other amounts due under the Loan Documents have been paid in full.

          (ii) Borrower shall have delivered to Lender a Conversion Notice, accompanied by a Conversion Compliance Certificate, during the Conversion Period.

          (iii) Borrower shall have delivered an updated Conversion Compliance Certificate dated the Conversion Date.

          (iv)     Borrower shall have paid (or shall pay on the Conversion
     Date) the Conversion Fee to Lender.

          (v)      No Event of Default shall have occurred.

          (vi) Each of the representations and warranties of Borrower and HSP contained in this Agreement and the other Loan Documents shall be true at and as of the date on which they were made and also shall be true at and as of (x) the date of delivery of the Conversion Notice to Lender and (y) the Conversion Date, with the same effect as if made at and as of each such time and in respect of the state of facts in existence at and as of each such time, including in respect of any addition Individual Properties that have been accepted by Lender after the Closing Date (except to the extent of changes resulting from transactions contemplated or not prohibited by this Agreement or the other Loan Documents).

          (vii) Borrower shall have delivered to Lender such agreements or documentation (including amendments to the Loan Documents and date-down endorsements to the Title Policy) as Lender shall in good faith require to evidence the conversion of the outstanding Revolving Loans to the Converted Fixed Rate Loan and to continue the first priority Liens in favor of Lender on the Collateral.

          (viii)   Borrower shall have delivered to Lender a
     substantive consolidation legal opinion satisfactory to Lender in respect of Borrower, on the one hand, and HSP, Holdings, AEW, and such other persons as Lender may reasonably anticipate the Rating Agencies will request be included in such legal opinion in connection with any securitization of the Converted Fixed Rate Loan, on the other hand. Borrower may discuss Rating Agency standards in respect of substantive consolidation legal opinions with the Rating Agencies in connection with the substantive consolidation legal opinion to be delivered pursuant to clause (viii); provided that Borrower shall conduct such this discussions
     ------------   --------
     in good faith, shall not cause a breach in the provisions of Section 9.16
                                                                  ------------
     and shall use best efforts to not adversely impact the proposed securitization (if any securitization is then proposed) of the Converted Fixed Rate Loan.

          (ix) If Lender shall have determined within five (5) Business Days of its receipt of a Conversion Notice that it requires Appraisals for the Individual Properties that shall secure the Converted Fixed Rate Loan and Lender has provided Borrower with notice of the same, Borrower shall have delivered to Lender an Appraisal of each Individual Property that shall secure the Converted Fixed Rate Loan, which Appraisals shall be dated not earlier than thirty (30) days prior to the Conversion Date. In addition, Borrower shall have delivered to Lender such updated Engineering Reports and updated Environmental Reports in respect of the Properties as Lender may reasonably anticipate the Rating Agencies will request in connection with any securitization of the Converted Fixed Rate Loan, in each case satisfactory to Lender.

          (x) Borrower shall have delivered to Lender such updates to the Schedules and Exhibits hereto and to the other Loan Documents as relate to the Properties that shall secure the Converted Fixed Rate Loan, which updates of Schedule IV hereto shall be satisfactory to Lender in its sole
                -----------
     discretion, and which updates of the Schedules and Exhibits other than
     Schedule IV hereto shall (to the extent such updates are different than the
     -----------
     schedules previously delivered to Lender) be satisfactory to Lender in its sole discretion.

          (xi)   Borrower's Organizational Documents shall:

                 (a) contain the restrictions set forth in Section 6.1.23; and
                                                           --------------

                 (b) provide that the unanimous vote of all directors of Borrower, which vote must include the vote of one (1) Independent Director, is necessary to do any of the following: (v) amend, alter, change or repeal the provisions of Borrower's Organizational Documents providing for restrictions similar to the provisions of Section 6.1.23; (w) dissolve or
                                               --------------
     liquidate, in whole or in part, consolidate or merge with or into any other Person or convey, sell or transfer all or substantially all of the assets of Borrower to any Person (other than any Transfer of Borrower's assets that constitutes an Asset Sale and is made in accordance with Section 3.3);
                                                                   -----------
     (x) approve any act by Borrower as a result of which Borrower would be dissolved; (y) engage in any business or activity other than the business activities in which Borrower engages as of the date of this Agreement; (d) incur or assume any indebtedness, except such indebtedness as may be incurred or assumed in the ordinary course of conducting its business; and
     (z) institute any Bankruptcy Action.

          (xii) Borrower shall have agreed to any and all modifications to this Agreement, the other Loan Documents and Borrower's Organizational Documents (in the case of Borrower's Organizational Documents, subject to the requirements of applicable law) as Lender may reasonably anticipate the Rating Agencies will request in connection with any securitization of the Converted Fixed Rate Loan (including modifications to the Loan Documents in respect of insurance requirements, financial reporting requirements, lockbox requirements and requirements in respect of the Title Company), and this Agreement, the other Loan Documents and Borrower's Organizational Documents shall have been modified accordingly; provided, that, except for
                                                     --------  ----
     the changes to Borrower's Organizational Documents otherwise required pursuant to this Agreement, Borrower shall not be required to acquiesce in respect of material and adverse modifications to Borrower's payment obligations under Loan Documents, alter the Maturity Date of the Converted Fixed Rate Loan, provide any additional collateral as security for Borrower's obligations to make payments of principal and interest on the Converted Fixed Rate Loan, pay any additional fee to Lender, acquiesce in any changes to the Loan Documents or Borrower's Organizational Documents that would result in a Material Adverse Effect or acquiesce in any changes to Sections 8.1(vii) through 8.1(xiii) of this Agreement. Borrower may
        -----------------         ---------
     discuss Rating Agency standards with the Rating Agencies in connection with the modifications to be delivered pursuant to this clause (xii); provided
                                                        ------------  --------
     that Borrower shall conduct such discussions in good faith, shall not cause a breach in the provisions of

     Section 9.16 and shall use best efforts to not adversely impact the
     ------------
     proposed securitization (if any securitization is then proposed) of the Converted Fixed Rate Loan.

          (xiii) Borrower shall have delivered or caused to be delivered to Lender copies certified by Borrower of all organizational documentation related to (a) Borrower and HSP and any successor to either of the foregoing by merger or consolidation (to the extent not previously delivered to Lender) and (b) the formation, structure, existence, status of Borrower and HSP (or any successor to either of the foregoing by merger or consolidation) as a real estate investment trust, good standing and qualification of Borrower and HSP (or any successor to either of the foregoing by merger or consolidation) to do business in the appropriate jurisdictions and Borrower's board of directors (including the Independent Director), all of which shall be acceptable to Lender in its sole discretion.

          (xiv) Lender shall have received payment of Lender's reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with the conversion of the outstanding Revolving Loans to the Converted Fixed Rate Loan.

          SECTION  2.2    USE OF PROCEEDS.  Borrower shall use the proceeds
          ------------    ---------------
of the Revolving Loans only for (x) funding the cost of the acquisition and financing or refinancing of Properties (including (i) purchase deposits, (ii) refinancing of indebtedness encumbering the applicable property and (iii) improvements, tenant improvements, expansion and capital renovation costs contemplated and incurred in connection with such acquisition (as evidenced in the applicable Completed Loan Request)), (y) paying for reasonable closing costs in connection with the closing hereunder and under the Purchase Contracts and
(z) funding the initial deposit into the Cash Collateral Account pursuant to
Section 3.1.3, and for no other purpose.
-------------

          SECTION  2.3    NOTE RECORD.  Borrower irrevocably authorizes
          ------------    -----------
Lender to make or cause to be made, at or about the time of each Drawdown Date and at the time of receipt of any payment of principal on the Promissory Note (whether such payment occurs before, upon or after the Conversion Date), an appropriate notation on the Note Record reflecting the making of the applicable Revolving Loan or the receipt of such payment, as the case may be. In addition, Borrower irrevocably authorizes Lender to make or cause to be made, at or about the Conversion Date, an appropriate notation on such Note Record reflecting the conversion of Revolving Loans to the Converted Fixed Rate Loan and the principal balance thereof. The outstanding amount of the Applicable Loan set forth on such Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to Lender (in the absence of manifest error), but the failure to record, or any error in so recording, any such amount on such Note Record shall not limit or otherwise affect the obligations of Borrower hereunder or under the Promissory Note to make payments of principal of or interest on the Applicable Loan when due. There shall not be more than one (1) Note Record at any time.

          SECTION  2.4    LOAN REPAYMENTS AND PREPAYMENTS.
          ------------    -------------------------------

          2.4.1           REPAYMENTS.  Borrower shall repay the outstanding
                          ----------
principal amount of the Applicable Loan in full on the Maturity Date, together with accrued but unpaid interest thereon to (but excluding) the date of repayment. In addition, from and after the Conversion Date, Borrower shall repay the principal amount of the Converted Fixed Rate Loan in equal monthly installments on each Interest Payment Date, in the amount required to fully amortize the initial principal amount of the Converted Fixed Rate Loan with level monthly payments over twenty-five (25) years on a direct reduction basis.

          2.4.2           MANDATORY PREPAYMENTS.  (a) The Applicable Loan is
                          ---------------------
subject to mandatory partial or full prepayment on an Interest Payment Date, in certain instances of Casualty or Condemnation (each a "CASUALTY/CONDEMNATION MANDATORY PREPAYMENT"), in the manner and to the extent set forth in Section
                                                                     -------
3.2.2. In addition, all Capital Event Proceeds (other than those
------
from a Casualty or Condemnation) shall be applied to the outstanding Indebtedness, until the principal shall have been paid in the amount of the greater of (x) the Minimum Release Price in respect of each applicable Individual Property, and (y) in the event any Revolving Loans are outstanding, the amount (if any) required to be prepaid so that the outstanding principal amount of Revolving Loans does not exceed the Borrowing Base then in effect; and all Capital Event Proceeds in excess thereof shall be released to Borrower. As a condition of Lender's release of Capital Event Proceeds to Borrower, Lender shall have received from Borrower a Compliance Certificate, together with an Auditor's Letter confirming the same, evidencing that, on a pro forma basis
                                                            --- -----
after giving effect to the related prepayment, Borrower has paid the amounts required to be paid to Lender pursuant to clauses (x) and (if applicable) (y)
                                          -----------                     ---
above, attaching a copy of the pro forma analysis used in determining such
                               --- -----
compliance (including a calculation of each of the Individual NOI Borrowing Amounts or the Converted NOI Defeasance Amounts, as applicable), and certifying that after giving effect to such Casualty or Condemnation and related prepayment, no Default or Event of Default exists under any Loan Document.

          (b) Prior to the Conversion Date, Borrower shall promptly, and in any event within ten (10) Business Days following Lender's demand, prepay the Revolving Loans to the extent necessary so that the outstanding principal amount of the Revolving Loans shall not at any time exceed the Borrowing Base then in effect (including as a result of the Borrowing Base, as applicable, being reduced following the release of any Individual Property or Properties), provided, that in lieu of making a mandatory prepayment as provided in the
--------  ----
foregoing clause (ii), Borrower may grant a first Lien in favor of Lender on one
          -----------
or more additional properties, thereby adding such properties as Individual Properties, such that the Borrowing Base is then increased to an amount equal to or greater than the aggregate principal amount of the Revolving Loans then outstanding, provided further however that Lender shall not be required to
             -------- ------- -------
accept any such property as an Individual Property for purposes of this Section
                                                                        -------
2.4.2 unless the requirements of Section 4.2 have been satisfied in respect of
-----                            -----------
such property.

          (c) All mandatory prepayments of the Applicable Loan shall be made on an Interest Payment Date (except for prepayments required to reduce the outstanding Revolving Loans to the amount of the Borrowing Base, which need not be made upon an Interest Payment Date). In the event any Capital Event Proceeds (including Loss Proceeds) intended or required to be applied to the prepayment of the Applicable Loan are received on a date other than an Interest Payment Date, such proceeds shall be deposited in the Capital Event Sub-Account for application in accordance with Section 3.1.8.4 on
                                                             ---------------
the next succeeding Interest Payment Date. All interest accruing on such proceeds during the period such proceeds remain on deposit in the Cash Collateral Account shall be part of the Account Collateral and shall be allocated among the Sub-Accounts in the same manner as Property Income as provided in Section 3.1.4.2.
            ---------------

          (d) Any mandatory prepayment made prior to the Conversion Date shall be without premium or penalty, except as otherwise provided in Section 2.6.6.
                                                               -------------
Any mandatory prepayment made on or after the Conversion Date shall be subject to the Prepayment Premium, and Borrower shall pay the Prepayment Premium (together with any other amount due to Lender pursuant to the provisions of
Section 2.6.6) to Lender when making any such prepayment.
-------------

          2.4.3     VOLUNTARY PREPAYMENTS.
                    ---------------------

               2.4.3.1    PREPAYMENTS PRIOR TO THE CONVERSION DATE.  Subject to
                          ----------------------------------------
     the requirements of Section 2.4.3.3, Borrower may, on any Interest Payment
                         ---------------
     Date prior to or on the Conversion Date, prepay any Revolving Loans, in whole or in part, together with (i) interest on the principal amount of the Revolving Loans being prepaid to (but excluding) the date of payment, (ii) any amount due to Lender pursuant to the provisions of Section 2.6.6
                                                            -------------
     and (iii) reimbursement of Lender's actual and reasonable out-of-pocket costs and expenses (including reasonable fees and expenses of counsel) in connection with such prepayment. Any prepayment of the Revolving Loans shall be without premium or penalty, except as otherwise provided in
     Section 2.6.6.
     -------------

               2.4.3.2    PREPAYMENTS ON AND AFTER THE CONVERSION DATE.
                          --------------------------------------------
     Borrower shall not prepay the Converted Fixed Rate Loan in whole or in part from and including the Conversion Date through and excluding the fifth
     (5th) anniversary of the Conversion Date. Subject to the requirements of
     Section 2.4.3.3, Borrower may, on any Interest Payment Date on or after the
     ---------------
     fifth (5th) anniversary of the Conversion Date, prepay the Converted Fixed Rate Loan, in whole or in part, provided that such prepayment is
                                     --------
     accompanied by payment to Lender of (i) interest on the principal amount of the Converted Fixed Rate Loan being prepaid to (but excluding) the date of payment, (ii) the Prepayment Premium, (iii) any amount due to Lender pursuant to the provisions of Section 2.6.6 and (iv) reimbursement of
                                   -------------
     Lender's actual and reasonable out-of-pocket costs and expenses (including reasonable fees and expenses of counsel) in connection with such prepayment; provided further that from no Prepayment Premium shall be
                 -------- -------
     required in respect of any prepayment made after the date that is one (1) month prior to the scheduled Maturity Date.

               2.4.3.3    VOLUNTARY PREPAYMENT MECHANICS AND AMOUNTS. Any
                          ------------------------------------------
     partial prepayment shall be in a minimum principal amount of $500,000. Prepayments shall be made upon not less than fifteen (15) Business Days' prior written notice to Lender. Each notice of prepayment shall be irrevocable and shall specify (i) the prepayment date, (ii) the amount of such prepayment and the amount of interest thereon to be delivered in connection therewith, (iii) in the case of any prepayment of any

     Revolving Loans, the outstanding Revolving Loan(s) that are being prepaid,
     (iv) the amount of the Prepayment Premium (if applicable), together with a written statement setting forth in reasonable detail the basis for calculating the amount of such Prepayment Premium and (v) the amount due to Lender pursuant to Sections 2.6.6 (if applicable).
                        --------------

          2.4.4     SUBSEQUENT TRANSACTIONS.  Borrower shall, in
                    -----------------------
connection with any prepayment under this Section 2.4, comply with its
                                          -----------
obligations under Section 3.6, to the extent applicable.
                  -----------

          SECTION 2.5  INTEREST.
          -----------  --------

          2.5.1     GENERALLY.  The rate at which the outstanding principal
                    ---------
amount of the Applicable Loan bears interest from time to time shall be referred to as the "INTEREST RATE".

               2.5.1.1    REVOLVING LOANS.  Subject to the provisions
                          ---------------
     of Sections 2.5.3, 2.6.4 and 2.6.5, each Revolving Loan shall bear interest
        --------------  -----     -----
     for any Interest Period on the outstanding principal balance of such Revolving Loan from (and including) the first day of such Interest Period, at a rate of interest equal to the Adjusted Eurodollar Rate, determined on the Interest Rate Determination Date immediately preceding the commencement of such Interest Period; provided, that in the event any Revolving
                              --------
     Loan is (i) made on a day (x) that is other than the first day of a calendar month and (y) when a Revolving Loan that bears interest at the one-month Adjusted Eurodollar Rate is outstanding, such Revolving Loan shall bear interest at the Interest Rate then in effect for the outstanding Revolving Loan that bears interest at the one-month Adjusted Eurodollar Rate, or (ii) made on a day (x) that is other than the first day of a calendar month and (y) when no Revolving Loan that bears interest at the one-month Adjusted Eurodollar Rate is outstanding, such Revolving Loan shall bear interest at the one-month Adjusted Eurodollar Rate determined as of the Interest Rate Determination Date immediately preceding the Drawdown Date for the subject Revolving Loan. Revolving Loans made in accordance with the foregoing proviso shall not be subject to breakage costs under
     Section 2.6.6 solely by virtue of the fact that the initial Interest Period
     -------------
     is less than one month. As promptly as reasonably practicable after the determination of the Adjusted Eurodollar Rate for any Interest Period, Lender shall deliver to Borrower a statement showing Lender's estimate of the debt service payment that will be due for such Interest Period; provided that such estimate will be based on the assumption that Borrower
     --------
     will not prepay Revolving Loans or borrow additional Revolving Loans during such Interest Period.

               2.5.1.2    CONVERTED FIXED RATE LOAN.  Subject to the provisions
                          -------------------------
     of Sections 2.1.6 and 2.5.3, the Converted Fixed Rate Loan shall bear
        --------------     -----
     interest for any Interest Period on the outstanding principal balance of such Converted Fixed Rate Loan from (and including) the first day of such Interest Period, at a rate of interest equal to the Fixed Rate.

               2.5.1.3    INTEREST PERIODS.  In connection with each  Revolving
                          ----------------
     Loan, Borrower may, pursuant to the applicable Completed Loan Request or Continuation Notice, as the case may be, select an interest period (each an "INTEREST PERIOD") to be applicable to such Revolving Loan, which Interest Period shall be, at Borrower's option, either a one, two, three or four month period; provided
                                                                       --------
     that:

          (i)    except as provided in clauses (iii) and (iv) below, each
                                       -------------     ----
     Interest Period for any Revolving Loans shall commence on (and include) the first day of a calendar month and shall end on (and include) the last day of a calendar month;

          (ii) each successive Interest Period shall commence on the day following the day on which the next preceding Interest Period expires;

          (iii) the initial Interest Period for any Revolving Loan made on a date that is other than on the first day of a calendar month shall commence on (and include) the Drawdown Date for such Revolving Loan and shall end on (and include) the last day of the calendar month in which the related Drawdown Date occurred;

          (iv) the Interest Period in respect of the principal amount of an Applicable Loan that is prepaid in whole or in part by Borrower in accordance with Section 2.4 shall end on and exclude the date of such
                     -----------
     prepayment;

          (v) if three (3) Interest Periods are outstanding, at least one (1) such Interest Period shall be a one (1) month Interest Period;

          (vi) there shall be no more than three (3) different Interest Periods outstanding at any time; provided that the initial Interest Period
                                      --------
     in respect of any Revolving Loan that is made other than on the first day of a calendar month shall not be counted in determining whether more than three (3) different Interest Periods are outstanding;

          (vii) in the event Borrower fails to specify an Interest Period for any Revolving Loan in the applicable Completed Loan Request or Continuation Notice, as the case may be, Borrower shall be deemed to have selected an Interest Period of one (1) month;

          (viii) the initial Interest Period in respect of the Converted Fixed Rate Loan shall commence on (and include) the Conversion Date and shall end on (and include) the last day of the calendar month in which the Conversion Date occurs;

          (ix)   except as provided in clause (viii) above and clause (x) below,
                                       -------------           ----------
     each Interest Period from and after the Conversion Date shall be a calendar month; and

          (x) the final Interest Period shall end on (and exclude) the Maturity Date.

          No later than 10:00 a.m. (New York City time) at least one (1) Business Day in advance of the next succeeding Interest Rate Determination Date for each Revolving Loan, Borrower shall deliver to Lender a written notice in respect of the applicable Revolving Loan (each, a "CONTINUATION NOTICE") specifying (w) the date upon which the next succeeding Interest Period for such Revolving Loan shall commence, (x) the aggregate outstanding principal amount of such Revolving Loan, (y) the requested Interest Period for such Revolving Loan and (z) that no Default or Event of Default has occurred and is continuing. Such notice shall be irrevocable on and after the related Interest Rate Determination Date.

          2.5.2          INTEREST PAYMENTS.  Subject to the provisions of
                         -----------------
Section 2.5.3, interest on the Applicable Loan shall be payable (a) for any
-------------
Interest Period, on each Interest Payment Date in respect of such Interest Period (provided, that all interest accruing on the Applicable Loan during any calendar month shall be paid on the related Interest Payment Date that occurs during such month, whether such Interest Payment Date occurs prior to or on the last day of such calendar month), (b) upon any prepayment of the Applicable Loan (to the extent accrued on the amount being prepaid), and (c) on the Maturity Date.

          2.5.3          DEFAULT RATE; POST-MATURITY INTEREST.
                         ------------------------------------

                 2.5.3.1      EVENT OF DEFAULT.  Upon the occurrence and
                              ----------------
     during the continuance of an Event of Default arising under any of Section
                                                                        -------
     8.1(i) through 8.1(v), the then outstanding principal amount of the
     ------         ------
     Applicable Loan and, to the extent permitted by applicable law, any interest payments thereon not paid when due and any fees and other amounts then due and payable under this Agreement or any other Loan Document shall bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or any other now existing or future applicable bankruptcy, insolvency or other similar laws) at the Default Rate, but only upon the occurrence and during the continuance of an Event of Default arising under any of Section 8.1(i) through 8.1(v).
            --------------         ------

                 2.5.3.2      OTHER DEFAULTS.  Without limiting Section
                              --------------                    -------
     2.5.3.1 above, during any period in which (i) no Event of Default arising
     -------
     under any of Section 8.1(i) through 8.1(v) is continuing and (ii) Borrower
                  --------------         ------
     is in default in the payment of any fees, reimbursement obligations or other amounts owed by Borrower under this Agreement or any other Loan Document, such fees, reimbursement obligations and other amounts then due and payable under this Agreement or any other Loan Document shall bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or any other now existing or future applicable bankruptcy, insolvency or other similar laws) at the Default Rate, but only during such period.

                 2.5.3.3      CALCULATION; NO WAIVER.  All interest on
                              ----------------------
     unpaid amounts provided for in this Section 2.5.3 shall be compounded in
                                         -------------
     accordance with the applicable Interest Periods and be payable on demand. Payment or acceptance of the increased rates provided for in this Section is not a permitted alternative to timely payment and shall not constitute a waiver of any Default or Event of Default or an amendment to this Agreement or any other Loan Document and shall not otherwise prejudice or limit any rights or remedies of Lender.

          SECTION 2.6  PAYMENTS; COMPUTATIONS.
          -----------  ----------------------

          2.6.1          MAKING OF PAYMENTS.  Each payment by Borrower
                         ------------------
hereunder or under the Promissory Note shall be made by transfer from the Cash Collateral Account or, if from another source, in funds settled through the New York Clearing House Interbank Payments

System or other funds immediately available to Lender by 1:00 p.m., New York City time, on the date such payment is due. Payments received after 1:00 p.m., New York City time, shall be deemed to have been received on the next Business Day. Whenever any payments hereunder or under the Promissory Note shall be stated to be due on a day that is not a Business Day and an alternative payment date is not otherwise provided for, such payment shall be made on the next Business Day, with interest thereon to the date of payment.

          2.6.2          COMPUTATION OF INTEREST.  Interest on the Applicable
                         -----------------------
Loan shall be computed on the basis of a 360-day year, for the actual number of days elapsed in the period during which it accrues. In computing interest on the Applicable Loan, the first day of an Interest Period and the last day of such Interest Period shall be included.

          2.6.3          DETERMINATION OF APPLICABLE INTEREST RATE. As soon as
                         -----------------------------------------
practicable after 10:00 a.m. (New York City time) on each Interest Rate Determination Date, Lender shall determine the Interest Rate for the corresponding Interest Period in respect of the Revolving Loans, which determination shall, absent manifest error, be final, conclusive and binding upon the parties hereto.

          2.6.4          INABILITY TO DETERMINE APPLICABLE INTEREST RATE. In
                         -----------------------------------------------
the event that Lender shall have in good faith determined on any Interest Rate Determination Date that by reason of circumstances affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the Eurodollar Rate, Lender shall on such date give notice (by telecopy or by telephone confirmed in writing) to Borrower of such determination, whereupon the Revolving Loans shall bear interest at a rate, selected by Lender in its sole discretion, equal to (i) the applicable Interest Rate in effect for the immediately preceding Interest Period, or
(ii) Lender's reasonable determination of its cost of funds plus 250 basis points. Any such rate shall continue in effect until such time as the circumstances giving rise to such notice no longer exist.

          2.6.6          ILLEGALITY OR IMPRACTICABILITY OF EURODOLLAR RATE
                         -------------------------------------------------
LOANS. In the event that on any date Lender shall have in good faith
-----
determined that the making, maintaining or continuation of loans bearing interest at a spread over the Eurodollar Rate (i) has become unlawful as a result of compliance with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause Lender material hardship, as a result of contingencies occurring after the date of this Agreement which materially and adversely affect the interbank Eurodollar market or the position of Lender in that market, then, and in any such event, Lender shall give notice (by telecopy or by telephone confirmed in writing) to Borrower of such determination. Thereafter the Revolving Loans shall bear interest at such rate as Lender shall from time to time reasonably determine as its cost of funds plus two and fifty one-hundredths (2.50) percentage points from and after the date of such determination until such notice is withdrawn by Lender, which notice shall be withdrawn as soon as such unlawful or impracticable condition ceases to exist.

          2.6.6          COMPENSATION FOR CERTAIN NON-CONFORMING PAYMENTS OR
                         ---------------------------------------------------
NON-COMMENCEMENT OF INTEREST PERIODS.  Borrower shall compensate Lender,
------------------------------------
upon written request
by Lender (which request shall set forth the basis for requesting such amounts in reasonable detail by an officer or other responsible person on behalf of Lender), for all reasonable losses, expenses and liabilities (including (x) any interest paid by Lender to lenders of funds borrowed by it to make or carry the Applicable Loan and any loss, expense or liability sustained by Lender in connection with the liquidation or re-employment of such funds and (y) in the case of clause (ii) below, the Prepayment
                                  -----------
Premium, but expressly excluding any losses, expenses and liabilities sustained in connection with any agreement or arrangement contemplated by
Section 2.6.8(ii)), which Lender may actually sustain: (i) if any
-----------------
prepayment of all or any portion of the Applicable Loan is not made on any date specified in a notice of prepayment given by Borrower, or (ii) if Borrower prepays the Converted Fixed Rate Loan prior to the fifth (5th) anniversary of the Conversion Date (whether by virtue of a Casualty/Condemnation Mandatory Prepayment, acceleration of the Converted Fixed Rate Loan upon an Event of Default, or otherwise), or (iii) as a consequence of any other default by Borrower in the repayment of the Applicable Loan when required by the terms of this Agreement, or (iv) if any prepayment of any Revolving Loan is not made on the last Business Day of the applicable Interest Period, or (v) if Borrower fails to borrow any Revolving Loan requested by Borrower pursuant to a Completed Loan Request, or (vi) if Borrower fails to convert Revolving Loans to the Converted Fixed Rate Loan in accordance with any Conversion Notice delivered by Borrower to Lender, subject to Borrower's right to prepay Revolving Loans in accordance with Section 3.5.3 following notice of Lender's intended
                -------------
securitization of Revolving Loans.

          2.6.7          BOOKING OF LOAN.  Lender may make, carry or transfer
                         ---------------
the Applicable Loan at, to, or for the account of any of its branch offices or the office of an Affiliate of Lender.

          2.6.8          ASSUMPTIONS CONCERNING FUNDING OF THE APPLICABLE LOAN.
                         -----------------------------------------------------
Borrower hereby expressly acknowledges and agrees that Lender may fund and/or hedge the Applicable Loan in any manner it sees fit including (i) through the actual purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to the definition of Eurodollar Rate in an amount equal to the amount of the Applicable Loan and having a maturity the same as the relevant Interest Period or (ii) without any liability or obligation of Borrower to compensate Lender pursuant to Section 2.6.6 hereof, through
                                             -------------
Lender's entering into or purchase of repurchase agreements, interest rate agreements, hedge arrangements, swap agreements or other arrangements in such amounts as Lender shall determine (and which amounts may or may not, in Lender's sole discretion, be "match-funded" to the then outstanding
Loan).

          2.6.9          COMPENSATION FOR INCREASED COSTS AND TAXES. If Lender
                         ------------------------------------------
 shall in good faith determine that any change after the date hereof in any law, treaty or govern mental rule, regulation or order, or in the interpretation, administration or application after the date hereof of any law, treaty or governmental rule, regulation or order, or any determination after the date hereof of a court or governmental authority, or compliance with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

          (i) subjects Lender to any additional Tax (other than any Tax on the overall net income of Lender) with respect to this Agreement or any of its obligations hereunder or any payments to Lender of principal, interest, fees or any other amount payable hereunder;

          (ii) imposes, modifies or holds applicable any reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of Lender; or

          (iii) imposes any other condition on or affecting Lender or its obligations hereunder or the interbank Eurodollar market;

and the result of any of the foregoing is to actually increase the cost to Lender of agreeing to make, making or maintaining the Applicable Loan hereunder or to reduce any amount received or receivable by Lender with respect thereto; then, in any such case, Borrower shall promptly (but in any event no later than five (5) Business Days following any notice from Lender to Borrower of the same) pay to Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts as may be necessary to compensate Lender for any such increased cost or reduction in amounts received or receivable hereunder; provided, that, with respect to compensation payable pursuant to this
           --------
Section in respect of any such increased costs or reduction, Lender shall only be entitled to payment under this Section for increased costs or reductions incurred from and after the date that is sixty (60) days prior to the date that Lender obtains actual knowledge of such increased costs or reduction; provided,
                                                                      --------
further, that compensation required to be paid to any transferee of Lender from
-------
a Conveyance under this Section 2.6.9 shall be limited, if such transferee is a
                        -------------
Non-US Lender, to the compensation that would have been required to be paid to Lender if no Conveyance had been effected, except that this proviso (beginning with "provided, further" above) shall not apply with respect to the Converted
      --------  -------
Fixed Rate Loan. Lender shall deliver to Borrower a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to Lender under this Section 2.6.9, and specifically showing how (i) such change
                     -------------
in law, treaty, or governmental rule, regulation or order, (ii) such change in interpretation, administration, or application, (iii) such determination of a court or governmental authority, or (iv) such compliance by Lender with any such guideline, request, or directive, as applicable, increases such costs or results in such reductions with respect to amounts receivable or received by Lender hereunder, which statement shall be conclusive and binding upon all parties hereto absent manifest error.


          2.6.10         WITHHOLDING OF TAXES.
                         --------------------

                 2.6.10.1     PAYMENTS TO BE FREE AND CLEAR.  All sums payable
                              -----------------------------
     by Borrower under this Agreement and the other Loan Documents shall be paid free and clear of, and (except to the extent required by law) without any deduction or withholding on account of, any Tax (other than a Tax on the overall net income of Lender) imposed, levied, collected, withheld or assessed by or within the United States of America or any political subdivision in or of the United States of America or any other jurisdiction from or to which a payment is made by or on behalf of Borrower or by any federation or organization of which the United States of America or any such jurisdiction is a member at the time of payment.

                 2.6.10.2  GROSSING-UP OF PAYMENTS.  If Borrower or any other
                           -----------------------
     Person is required by law to make any deduction or withholding on account of any such Tax from any sum paid or payable by Borrower to Lender under any of the Loan Documents:

                 (i) Borrower shall notify Lender of any such requirement or any change in any such requirement as soon as Borrower becomes aware of it;

                 (ii) Borrower shall pay any such Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on Borrower) for its own account or (if that liability is imposed on Lender) on behalf of and in the name of Lender;

                 (iii) the sum payable by Borrower in respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, Lender receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made; and

                 (iv) within thirty (30) days after paying any sum from which it is required by law to make any deduction or withholding, and within thirty (30) days after the due date of payment of any Tax which it is required by clause (ii) above to pay, Borrower shall deliver to Lender
                      -----------
          evidence reasonably satisfactory to Lender of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority.

     provided, that no such additional amount shall be required to be paid to
     --------
     Lender under clause (iii) above except to the extent that any change after
                  ------------
     the date hereof in any such requirement for a deduction, withholding, or payment as in clause (iii) shall result in an increase in the rate of such
                   ------------
     deduction, withholding or payment from that in effect as of the date of this Agreement in respect of payments to Lender; provided, further, that
                                                      --------  -------
     such additional amount required to be paid to any transferee of Lender from a Conveyance under clause (iii) shall be limited, if such transferee is a
                        ------------
     Non-US Lender, to the additional amount that would have been required to be paid to Lender if no Conveyance had been effected, except that this proviso (beginning with "provided, further" above) shall not apply with respect to
                      --------  -------
     the Converted Fixed Rate Loan.

          (a) Each Lender that is organized under the laws of any jurisdiction other than the United States or any state or other political subdivision thereof (a "NON-US LENDER") shall deliver to Borrower, on or prior to the Closing Date or on the date of the assignment agreement pursuant to which it becomes a Lender, and at such other times as may be necessary in the determination of Borrower (in the reasonable exercise of its discretion), two original copies of Internal Revenue Service Form 1001 or 4224 (or any successor forms), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of principal, interest, fees or other amounts payable under any of the Loan Documents.

          (b) Each Lender required to deliver any forms, certificates or other evidence with respect to United States federal income tax withholding matters hereby agrees, from time to time after the initial delivery by such Lender of such forms, certificates or other evidence, whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence obsolete or inaccurate in any material respect, such Lender shall (1) deliver to Lender for transmission to Borrower two new original copies of Internal Revenue Service Form 1001 or 4224, as the case may be, properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required in order to confirm or establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to payments to such Lender under the Loan Documents or (2) immediately notify Borrower of its inability to deliver any such forms, certificates or other evidence.

          (c) Borrower shall not be required to pay any additional amount to any Non-US Lender under Section 2.6.10.2(iii) if such Lender shall have failed to
                    ---------------------
satisfy the requirements of Section 2.6.10.2(a); provided that such Lender shall
                            -------------------  --------
have satisfied such requirement, on the Closing Date or on the date of the assignment agreement pursuant to which it became a Lender, nothing in this clause (c) shall relieve Borrower of its obligation to pay any additional
----------
amounts pursuant to Section 2.6.10.2(iii) in the event that, as a result of any
                    ---------------------
after the date hereof in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender is not subject to withholding as described in Section 2.6.10.2.
                                                               ----------------

          2.6.11         CAPITAL ADEQUACY ADJUSTMENT.  If Lender shall have
                         ---------------------------
determined that the adoption, effectiveness, phase-in or applicability after the date hereof of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change after the date hereof or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of Lender or any corporation controlling Lender as a consequence of, or with reference to, the Applicable Loan or other obligations hereunder to a level below that which Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of Lender or such controlling corporation with regard to capital adequacy), then from time to time, within five (5) Business Days after receipt by Borrower from Lender of the statement referred to in the next sentence, Borrower shall pay to Lender such additional amount or amounts as will compensate Lender or such controlling corporation on an after-tax basis for such reduction; provided,
                                                                  --------
that, with respect to compensation payable pursuant to this Section in respect of any such reduction, Lender shall only be entitled to payment under this Section for reductions incurred from and after the date that is sixty (60) days prior to the date that Lender obtains actual knowledge of such reductions; provided, further, that compensation required to be paid to any
                 --------  -------
transferee of Lender from a Conveyance under this Section 2.6.11 shall be
                                                  --------------
limited, if such transferee is a Non-US Lender, to the compensation that would have been required to be paid to Lender if no Conveyance had been effected, except that this proviso (beginning with "provided, further" above) shall not
                                          --------  -------
apply with respect to the Converted Fixed Rate Loan. Lender shall deliver to Borrower a written statement, setting forth in reasonable detail the basis of the calculation of such additional amounts, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

          III.   SPECIAL PROVISIONS
                 ------------------

          SECTION 3.1    ACCOUNTS.
          -----------    --------

          3.1.1          ESTABLISHMENT.
                         -------------

                 3.1.1.1      SWEEP ACCOUNT.  Lender has established with the
                              -------------
     Sweep Bank, in the name of Lender, a trust account (the "SWEEP ACCOUNT") for the purposes specified herein. Only Property Income, payments under the Interest Rate Cap Agreements and other amounts permitted or required to be deposited therein pursuant to this Section 3.1 shall be deposited in the
                                        -----------
     Sweep Account. The Sweep Account shall be under the sole dominion and control of Lender, and Lender shall have the sole right to make withdrawals from the Sweep Account and to exercise all rights with respect to the funds on deposit therein from time to time in accordance herewith. The Sweep Account shall at all times be maintained as an Eligible Account.

                 3.1.1.2      CASH COLLATERAL ACCOUNT; SUB-ACCOUNTS.  Lender has
                              -------------------------------------
     established with the Cash Collateral Bank, in the name of Lender, a trust account (the "CASH COLLATERAL ACCOUNT") for the purposes specified herein. Only Property Income, Capital Event Proceeds and other amounts permitted or required to be deposited therein pursuant to this Section 3.1 shall be
                                                       -----------
     deposited in the Cash Collateral Account. The Cash Collateral Account shall be under the sole dominion and control of Lender, and Lender shall have the sole right to make withdrawals from the Cash Collateral Account and to exercise all rights with respect to the Account Collateral on deposit therein from time to time. All funds on deposit from time to time in the Cash Collateral Account shall be held in accordance with this Section 3.1.
                                                                   -----------
     The Cash Collateral Account shall at all times be maintained as an Eligible Account. The Cash Collateral Account shall be comprised of eight (8) Sub-Accounts, as follows:

          (i) a sub-account for purposes of holding amounts payable in respect of the Applicable Loan (the "DEBT SERVICE SUB-ACCOUNT");

          (ii) a sub-account for purposes of holding, after funding of the Debt Service Sub-Account, Basic Carrying Costs payable in respect of the Properties (the "BASIC CARRYING COSTS SUB-ACCOUNT");

          (iii) a sub-account for purposes of holding, after funding of the Debt Service Sub-Account and (if required pursuant to Section 3.1.4.2) the
                                                           ---------------
     Basic Carrying Costs Sub-Account, reserves for the payment of costs of structural repairs relating to the Properties (the "STRUCTURAL COSTS SUB-ACCOUNT");

          (iv) a sub-account for purposes of holding, after funding of the Debt Service Sub-Account and (if required pursuant to Section 3.1.4.2) the
                                                           ---------------
     Basic Carrying Costs Sub-Account and (if required pursuant to Section
                                                                   -------
     3.1.4.2) the Structural Costs Sub-Account, the balance of all Property
     -------
     Income generated by, or otherwise relating to the Properties (the "OPERATING EXPENSE SUB-ACCOUNT");

          (v) a sub-account for purposes of holding reserves for the payment of costs of certain deferred maintenance and environmental remediation described on Schedule IV relating to the Properties
                              -----------
     (the "DEFERRED MAINTENANCE RESERVES SUB-ACCOUNT");

          (vi) a sub-account for the purpose of holding all Prepaid Rents, if any (the "PREPAID RENTS SUB-ACCOUNT");

          (vii) a sub-account for purposes of holding Capital Event Proceeds received with respect to the Properties, other than (x) Loss Proceeds that are to be disbursed to Borrower in accordance with Section 3.2.2(b)(i) or
                                                        -------------------
     disbursed to Borrower for restoration of any Individual Property in connection with a Casualty or Condemnation or (y) such proceeds which are to be applied as Property Income pursuant to Sections 3.1.9.2 or 3.1.10.2
                                                  ----------------    --------
     (the "CAPITAL EVENT SUB-ACCOUNT"); and

          (viii) a sub-account for the purpose of holding Loss Proceeds received with respect to the Properties that are to be disbursed to Borrower for restoration of the Properties in connection with a Casualty or Condemnation (the "LOSS PROCEEDS SUB-ACCOUNT").

          The allocation of funds among the foregoing sub-accounts shall be conducted in accordance with the provisions of Section 3.1.4.
                                               -------------

          3.1.2     PLEDGE AND ASSIGNMENT; NOTIFICATION OF DEPOSITORIES.
                    ---------------------------------------------------
Lender and Borrower intend that Borrower shall not have any interest in the Accounts or the Account Collateral, and the Accounts shall at all times be under the sole dominion and control of Lender. Notwithstanding the foregoing, to the extent Borrower shall be deemed to have any interest in any of the Accounts or the Account Collateral, Borrower hereby pledges and assigns to Lender and grants to Lender a security interest in the following (collectively, the "ACCOUNT COLLATERAL") as security for Borrower's obligations under the Loan Documents:

          (i) each of the Accounts and all certificates and instruments, if any, from time to time representing or evidencing all or any of the Accounts;

          (ii) all of Borrower's right, title and interest in and to all amounts, cash, cash equivalents and funds and all bankers acceptances, bonds, book entry deposits, certificates of deposit, commercial paper, debentures, demand and time deposits, funding agreements, investment contracts, letters of credit and all proceeds from any drawings under any letter of credit, money market funds, notes, reinvestment letters, repurchase obligations, securities or other instruments, all bonds, securities and other obligations issued by any government or any political subdivision thereof or any agency or instrumentality thereof, and all other property from time to time on deposit in the Accounts or delivered to or otherwise possessed by Lender in substitution for or in addition to any or all of the then existing Account Collateral (collectively, the "DEPOSITED FUNDS");

          (iii) all investments from time to time representing or evidencing the Accounts or the Deposited Funds and all certificates and instruments, if any, from time to time representing or evidencing such investments; and

          (iv) to the extent not covered by clauses (i) through (iii) above, all cash and noncash proceeds and products of any of the foregoing, including interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral.

          Borrower shall notify the Cash Collateral Bank and the Sweep Bank of the grant, pledge and assignment effected by this Agreement by executing and delivering to each depository an irrevocable Restricted Account Letter in the form of Exhibit O hereto (each a "RESTRICTED ACCOUNT LETTER"). Each such
        ---------
Restricted Account Letter shall be countersigned by the respective bank and returned to Lender.

          3.1.3     DEPOSIT OF PROCEEDS ON CLOSING DATE AND PROPERTY ADDITION
                    ---------------------------------------------------------
DATES.  On the Closing Date, Borrower shall deposit into the Cash Collateral
-----
Account the amounts specified in Exhibit I for allocation to the Sub-Accounts as
                                 ---------
shown thereon. On each date that any property becomes an Individual Property as contemplated by Section 4.2, Lender may require Borrower to deposit additional
                -----------
funds into the Cash Collateral Account in respect of such additional Individual Property, in which event Exhibit I shall be updated to reflect the additional
                         ---------
deposit(s) to the Cash Collateral Account.

          3.1.4  DEPOSIT AND ALLOCATION OF PROPERTY INCOME AFTER THE CLOSING
                 -----------------------------------------
DATE. Notwithstanding any provision of this Section 3.1, the accuracy or
----                                        -----------
inaccuracy of any statement of account in respect of the Sub-Accounts shall not affect the obligations of Borrower to pay all amounts due in respect of the Applicable Loan on the due dates therefor.

                 3.1.4.1      DEPOSITS TO SWEEP ACCOUNT.  Borrower shall cause
                              -------------------------
     all tenants at the Properties to make Rent payments directly to the Sweep Account, either by wire transfer or by check delivered to the Sweep Bank in accordance with its instructions for deposit into the Sweep Account. Borrower shall collect (or cause to be collected) all of the other Property Income from the Properties and shall deposit such Property Income (other than tenant security deposits, which shall be held by Borrower in a segregated bank account), immediately upon receipt thereof by Borrower, directly into the Sweep Account. Borrower shall irrevocably instruct the counterparty to the applicable Interest Rate Cap

     Agreements to make payments under such Interest Rate Cap Agreements directly to the Sweep Account.

                 3.1.4.2      TRANSFERS TO CASH COLLATERAL ACCOUNT; ALLOCATION
                              -------------------------------------
     AMONG SUB-ACCOUNTS. Lender shall, as often as deemed advisable by Lender,
     ------------------
     but in no event less frequently than weekly, transfer all funds on deposit in the Sweep Account to the Cash Collateral Account. Lender shall thereafter promptly direct the Cash Collateral Bank to allocate the amounts so transferred from the Sweep Account (other than Prepaid Rents) as follows:

               first, to the Debt Service Sub-Account until the aggregate amount
               -----
          so allocated in any calendar month shall equal the Debt Service Payment due on the related Interest Payment Date plus any past due Debt Service Payment;

               second, upon the occurrence and during the continuance of an
               ------
          Event of Default, and at all times from and after the Conversion Date, to the Basic Carrying Costs Sub-Account until the aggregate amount so allocated in any calendar month shall equal the Basic Carrying Costs Monthly Installment due for such calendar month plus any past due Basic Carrying Costs; provided that Lender shall not direct the Cash
                                --------
          Collateral Bank to allocate the amounts transferred from the Sweep Account to the Basic Carrying Costs Sub-Account as provided in this paragraph unless (i) an Event of Default shall have occurred and be continuing or (ii) the Conversion Date has occurred;

               third, on and after the Conversion Date, to the Structural Costs
               -----
          Sub-Account until the aggregate amount so allocated in any calendar month shall equal the Structural Costs Monthly Installment due for such calendar month plus any past due Structural Costs; provided that
                                                                  --------
          Lender shall not direct the Cash Collateral Bank to allocate the amounts transferred from the Sweep Account to the Structural Costs Sub-Account as provided in this paragraph unless the Conversion Date has occurred; and

               fourth, upon the occurrence and during the continuance of a
               ------
          Default, and at all times from and after the Conversion Date, to the
          Operating Expense Sub-Account; provided, that Lender shall not direct
                                         --------
          the Cash Collateral Bank to transfer amounts from the Sweep Account to the Operating Expense Sub-Account as provided in this paragraph unless
          (i) a Default shall have occurred and be continuing or (ii) the Conversion Date has occurred; and

               fifth, so long as no Event of Default shall have occurred and be
               -----
          continuing, the balance, if any, shall be disbursed to Borrower for its own account, as provided in Section 3.1.8.2.
                                          ---------------

     Borrower shall immediately notify Lender in the event that any Prepaid Rents are deposited into the Cash Collateral Account. Any such Prepaid Rents so deposited in the Cash Collateral Account shall be allocated to the Prepaid Rents Sub-Account. Lender shall direct the Cash Collateral Bank to reallocate the Prepaid Rents on deposit in the Prepaid Rents Sub-Account to the Debt Service Sub-Account on the date that such Prepaid Rents are to be applied pursuant to the applicable Lease to the tenant's obligations thereunder.

                 3.1.4.3      REALLOCATION AMONG SUB-ACCOUNTS.  After
                              -------------------------------
     application of funds as set forth in Section 3.1.4.2, Lender may from time
                                          ---------------
     to time, in its sole discretion, direct the Cash Collateral Bank to reallocate the funds on deposit in any Sub-Account to any other Sub-Account, if Lender shall determine that insufficient funds are on deposit in such Sub-Account as required pursuant to this Section 3.1.4.3, and
                                                      ---------------
     Lender shall notify Borrower of any such reallocation promptly thereafter.

          3.1.5  PERMITTED INVESTMENTS. Lender and Borrower intend that all
                 ---------------------
Account Collateral (or so much thereof as Lender may reasonably arrange to invest, but excluding any amount that Lender shall reasonably determine must be maintained in cash or in a liquid cash equivalent consistent with the intended purpose of the applicable Sub-Account) shall consistent with this Section at all times be invested in Permitted Investments. Upon the request of Borrower, Lender shall direct the Cash Collateral Bank and the Sweep Bank to invest and reinvest any balances in the Accounts from time to time in such Permitted Investments as instructed by Borrower, provided that (i) if Borrower fails to so instruct
                        --------
Lender within two (2) Business Days following notice from Lender that Borrower has failed to so instruct Lender, or upon the occurrence of an Event of Default, Lender may direct the Cash Collateral Bank and the Sweep Bank to invest and reinvest such balances in such Permitted Investments as Lender shall determine;
(ii) the maturities of the Permitted Investments on deposit in the Accounts shall be selected and coordinated so that Permitted Investments having an aggregate amount equal to the amount of any transfers or disbursements to be made will become due not later than on the Business Day before any such transfers or disbursements therefrom will be made; (iii) all such Permitted Investments shall be held in the name and be under the sole dominion and control of Lender; and (iv) no Permitted Investment shall be made unless Lender shall retain a perfected first priority Lien in such Permitted Investment securing the obligations of Borrower under this Agreement and the other Loan Documents and all filings and other actions necessary to ensure the validity, perfection, and priority of such Lien shall have been taken. All funds in any Account which are invested in a Permitted Investment shall be deemed to be held in such Account for all purposes of this Agreement. Lender shall have no liability for any loss of funds in the Accounts or any loss in investments of funds in the Accounts (provided, that this provision shall not protect Lender against liability that
 --------
would be imposed by reason of Lender's wilful misconduct or gross negligence in the performance of its obligations under this Section 3.1.5), and no such loss
                                              -------------
shall affect Borrower's obligations to fund the Accounts. All risk of loss in respect of the Account Collateral shall be borne by Borrower and, promptly upon realization of any such loss, Borrower shall deposit the amount of such loss into the Cash Collateral Account, without any right of reimbursement.

          3.1.6  EARNINGS ON ACCOUNT COLLATERAL; MONTHLY STATEMENTS.  Without
                 --------------------------------------------------
limiting the pledge and assignment pursuant to Section 3.1.2, all interest and
                                               -------------
other earnings on amounts on deposit in the Sweep Account and the Cash Collateral Account shall be (a) deemed to be Property Income of Borrower; (b) transferred to the Cash Collateral Account and/or allocated among the Sub-Accounts in the same manner as Property Income pursuant to Section
                                                           -------

3.1.4 above, and (c) deemed to be income of Borrower for federal and applicable
-----
state and local tax purposes. Lender shall direct the Cash Collateral Bank and the Sweep Bank to provide to Lender and Borrower a monthly statement of account showing deposits into and disbursements (or transfers or reallocations, as the case may be) from the Sweep Account and each Sub-Account of the Cash Collateral Account.

          3.1.7          BORROWER'S OBLIGATION TO FUND SHORTFALLS.
                         ----------------------------------------

                 3.1.7.1      DEBT SERVICE PAYMENTS.  No later than three
                              ---------------------
     (3) Business Days prior to each Interest Payment Date, Lender shall deliver to Borrower a certificate setting forth (i) the Debt Service Payment due on such Interest Payment Date and (ii) whether sufficient funds are on deposit in the Debt Service Sub-Account to fund such required Debt Service Payment. If such certificate states that the amount of funds required to make such Debt Service Payment are not available in the Debt Service Sub-Account, Borrower shall deposit an amount equal to such deficiency in the Cash Collateral Account, for allocation to the Debt Service Sub-Account, not less than one (1) Business Day prior to such Interest Payment Date.

                 3.1.7.2      BASIC CARRYING COSTS.  On or before the 10th day
                              --------------------
     of each month (i) during the continuance of an Event of Default and (ii) after the Conversion Date, Borrower shall notify Lender in writing of the amount of the Basic Carrying Costs for each Individual Property payable in the ensuing month, and shall deliver therewith all bills, statements and/or invoices therefor to the extent the same have theretofore been issued by the applicable insurance company or taxing authority (and to the extent not theretofore issued, Borrower shall deliver the same to Lender promptly upon the issuance thereof). Within five (5) Business Days after receipt of any such notice, Lender shall notify Borrower in writing of its estimate for the ensuing month of the Basic Carrying Costs Monthly Installments for the Properties and any shortfall in the Basic Carrying Costs Sub-Account, determined after giving effect to the Debt Service Payment due on the next ensuing Interest Payment Date. Within three (3) Business Days after receipt of any such notice of a shortfall in the Basic Carrying Costs Sub-Account, Borrower shall deposit an amount equal to such shortfall in the Cash Collateral Account, for allocation to the Basic Carrying Costs Sub-Account, provided that Borrower shall have no obligation to make such deposit unless
     --------
     (i) an Event of Default shall be continuing or (ii) the Conversion Date shall have occurred.

                 3.1.7.3      STRUCTURAL COSTS.  On or before the 10th day of
                              ----------------
     each month after the Conversion Date, Borrower shall notify Lender in writing of the amount of the Structural Costs for each Individual Property payable in the ensuing month, and shall deliver therewith all bills, statements and/or invoices therefor to the extent the same have theretofore been issued (and to the extent not theretofore issued, Borrower shall deliver the same to Lender promptly upon the issuance thereof). Within five
     (5) Business Days after receipt of any such notice, Lender shall notify Borrower in writing of its estimate for the ensuing month of the Structural Costs Monthly Installments for the Properties and any shortfall in the Structural Costs Sub-Account, determined after giving effect to the Debt Service Payment and Basic Carrying Costs payment due on the next ensuing Interest

     Payment Date. Within three (3) Business Days after receipt of any such notice of a shortfall in the Structural Costs Sub-Account, Borrower shall deposit an amount equal to such shortfall in the Cash Collateral Account, for allocation to the Structural Costs Sub-Account provided that Borrower
                                                        --------
     shall have no obligation to make such deposit unless the Conversion Date has occurred.

                 3.1.7.4      SHORTFALL REVISION.  If Borrower in good faith
                              ------------------
    determines that any estimate for any shortfall related to the Basic Carrying Costs Monthly Installments or Structural Costs Monthly Installments, as the case may be, is excessive, Borrower shall deposit the amount of shortfall, if any, Lender has determined to be correct in the Cash Collateral Account for the related Sub-Account on the due date therefor, and shall deliver to Lender a certificate setting forth in reasonable detail the basis for Borrower's determination. After Borrower has deposited any such shortfall in the Cash Collateral Account, Lender shall promptly review such certificate in good faith and determine whether Borrower's determination is correct. If Lender in good faith determines that Borrower's determination is incorrect, Borrower shall not be entitled to any refund of amounts deposited by Borrower. If Lender in good faith determines that Borrower's determination is correct, Lender will promptly direct the Cash Collateral Bank to reallocate the excessive amount of Borrower's shortfall deposit to the Operating Expense Sub-Account or to Borrower, as the case may be, in accordance with Section 3.1.4.2.
                    ---------------


          3.1.8          DISBURSEMENT OF ACCOUNT COLLATERAL. Provided that no
                         ----------------------------------
Event of Default has occurred and is continuing, disbursements shall be made from the Sub-Accounts in the following manner (provided that nothing contained
                                               --------
in this Agreement shall be construed to impose liability upon Lender for any shortfalls in the amounts on deposit in the Cash Collateral Account, or to excuse Borrower from its obligations to make all payments required to be made by Borrower under this Agreement and the other Loan Documents):

                 3.1.8.1      DEBT SERVICE ACCOUNT.  Lender shall, to the
                              --------------------
     extent available, disburse and apply funds on deposit in the Debt Service Sub-Account to the Debt Service Payment due on each Interest Payment Date. Payments shall be deemed made to Lender when such payments are deposited into an account in New York state designated by Lender, notwithstanding that a servicer or other agent may have theretofore received such payment.

                 3.1.8.2      DISBURSEMENTS TO BORROWER; OPERATING EXPENSE
                              --------------------------------------------
     SUB-ACCOUNT.
     -----------

                 (a) Unless (i) a Default shall have occurred and be continuing or (ii) the Conversion Date shall have occurred, Lender shall, to the extent available, make disbursements to Borrower, on a weekly basis (and Lender shall use commercially reasonable efforts, at no additional cost to Lender, to cooperate with any reasonable request by Borrower to make such disbursements on a more frequent basis), of amounts payable to Borrower pursuant to Section 3.1.4.2, by wire transfer to an account specified by
                 ---------------
     Borrower in writing; provided, that in respect of each Revolving Loan made
                          --------
     after Borrower has received any disbursements under this Section 3.1.8.2
                                                              ---------------
     during the calendar
     month in which such Revolving Loan is made, Borrower shall (prior to or on the Drawdown Date in respect of the applicable Revolving Loan) deposit in the Cash Collateral Account, for allocation to the Debt Service Sub-Account, an amount equal to the interest accruing on such Revolving Loan for such Revolving Loan's initial Interest Period, in accordance with
     Section 4.3.11.
     --------------

                 (b) Upon the occurrence and during the continuance of a Default (and prior to any Event of Default), and after the Conversion Date (but prior to any Event of Default), Lender shall, to the extent available, make disbursements to Borrower, on a monthly basis, of amounts on deposit from time to time in the Operating Expense Sub-Account within three (3) business days after Lender's receipt of an Officer's Certificate requesting disbursement from the Operating Expense Sub-Account (an "OPERATING EXPENSE DISBURSEMENT REQUEST") for payment or reimbursement of Operating Expenses and Tenant Capital Expenses relating to the Properties or the general administrative expenses of Borrower. The Operating Expense Disbursement Request (a) shall set forth the amounts of Operating Expense or Tenant Capital Expense disbursements requested for such calendar month for the Properties, or the amount of the general administrative expense of Borrower request for such calendar month, together, in the case of Operating Expenses and Tenant Capital Expenses and in other cases if specifically requested by Lender, with receipts, invoices and other evidence thereof reasonably satisfactory to Lender, and (b) shall certify that (x) such amounts are required to pay or reimburse Borrower for the payment of Operating Expenses or Tenant Capital Expenses relating to the Properties, or for the payment of general administrative expenses of Borrower, (y) such Operating Expenses, Tenant Capital Expenses and general administrative expenses are included in the Aggregate Annual Operating Budget for such calendar month and (z) all material Operating Expenses and Tenant Capital Expenses theretofore coming due for which Borrower has received a disbursement pursuant to this Section 3.1.8.2 have been paid. After the
                                   ---------------
     Conversion Date, if (i) all material Operating Expenses, Tenant Capital Expenses and general administrative expenses of Borrower theretofore coming due (as shown on the Aggregate Annual Operating Budget) have been paid and
     (i) no Default shall have occurred and be continuing, Lender shall, on a monthly basis, to the extent funds are available after making the above disbursements to Borrower pursuant to Borrower's Operating Expense Disbursement Request, make disbursements to Borrower of the amount remaining in the Operating Expense Sub-Account (which amount Borrower may apply to, among other things, payment of dividends in accordance with
     Section 7.1.8), by wire transfer to an account specified by Borrower in
     -------------
     writing.

                 3.1.8.3      BASIC CARRYING COSTS.  From and after the
                              --------------------
     Conversion Date, Lender shall, to the extent available, make disbursements to Borrower, on a monthly basis, of amounts on deposit from time to time in the Basic Carrying Costs Sub-Account as follows. For any calendar month, such disbursement shall be made within three (3) Business Days of Lender's receipt of an Officer's Certificate requesting disbursement from the Basic Carrying Costs Sub-Account (each such certificate, an "BASIC CARRYING COST DISBURSEMENT REQUEST"). The Basic Carrying Cost Disbursement Request (a) shall set forth the Basic Carrying Cost disbursement requested for such calendar month for the Properties, together with receipts, invoices and other evidence thereof reasonably satisfactory to Lender, and (b) shall certify that (i) such amounts are required to pay or reimburse Borrower for the payment of Basic Carrying Costs relating to the Properties, and (ii) such Basic Carrying Costs are included in the Aggregate Annual Operating Budget for such calendar month.

                 3.1.8.4      STRUCTURAL COSTS.  From and after the
                              ----------------
     Conversion Date, Lender shall, to the extent available, make disbursements to Borrower, on a monthly basis, of amounts on deposit from time to time in the Structural Costs Sub-Account as follows. For any calendar month, such disbursement shall be made within three (3) Business Days of Lender's receipt of an Officer's Certificate requesting disbursement from the Structural Costs Sub-Account (each such certificate, a "STRUCTURAL COSTS DISBURSEMENT REQUEST"). The Structural Costs Disbursement Request (a) shall set forth the deferred maintenance or capital cost disbursement requested for such calendar month for the Properties, together with receipts, invoices and other evidence thereof reasonably satisfactory to Lender, and
     (b) shall certify that (i) such amounts are required to pay or reimburse Borrower for the payment of deferred maintenance or capital expenses relating to the Properties, and (ii) such deferred maintenance or capital expenses are included in the Aggregate Annual Operating Budget for such calendar month.

                 3.1.8.5      CAPITAL EVENT PROCEEDS.  On each Interest
                              ----------------------
     Payment Date, Lender shall apply the funds on deposit in the Capital Event Sub-Account, together with Capital Event Proceeds received or to be applied on such Interest Payment Date to the prepayment of the Applicable Loan, first, to accrued but unpaid interest on the Applicable Loan; second, to
     -----                                                         ------
     the outstanding principal balance of the Applicable Loan; third, to all
                                                               -----
     other outstanding Indebtedness of Borrower then due and payable to Lender; and fourth, to Borrower.
         ------

                 3.1.8.6      DEFERRED MAINTENANCE RESERVES SUB-ACCOUNT.
                              -----------------------------------------
     Lender shall, to the extent available, make monthly disbursements to Borrower of amounts on deposit from time to time in the Deferred Maintenance Reserves Sub-Account as follows. For any calendar month, such disbursements shall be made within five (5) Business Days of Lender's receipt of an Officer's Certificate requesting disbursement from the Deferred Maintenance Reserves Sub-Account, which Officer's Certificate shall (a) set forth the amount of disbursements requested for such calendar month for deferred maintenance and environmental remediation for the Properties (and such Officer's Certificate shall be accompanied by receipts, invoices and other evidence that Borrower has incurred such costs reasonably satisfactory to Lender), and (b) certify that (i) such amounts are required to pay or reimburse Borrower for the payment of costs of deferred maintenance and environmental remediation relating to the Properties and (ii) such deferred maintenance and environmental remediation costs are included on Schedule IV and included in the
                           -----------
     Aggregate Annual Operating Budget for such calendar month.

                 3.1.9        CASUALTY INSURANCE PROCEEDS.  Borrower shall
                              ---------------------------
cause all Casualty Insurance Proceeds received with respect to the Properties to be paid directly to the Cash Collateral Bank, on behalf of Lender. If any such Casualty Insurance Proceeds are received by Borrower, the same shall be received in trust for Lender, shall be segregated from other funds of

Borrower, shall be paid directly to the Cash Collateral Bank and shall be forthwith paid into the Cash Collateral Account to be applied or disbursed in accordance with this Agreement. Borrower hereby authorizes and directs any affected insurance company to make payment of Casualty Insurance Proceeds with respect to the Properties directly to the Cash Collateral Bank. Lender shall cause the Cash Collateral Bank to apply all such Casualty Insurance Proceeds in accordance with this Section 3.1.
                     -----------

                 3.1.9.1      APPLICATION TO LOAN.  If, in the event of a
                              -------------------
     Casualty to an Individual Property, Casualty Insurance Proceeds are to be applied to the outstanding Indebtedness pursuant to the terms of the Loan Documents, such Casualty Insurance Proceeds shall be allocated to the Capital Event Sub-Account, whereupon Lender shall apply the same on the next succeeding Interest Payment Date in accordance with Section 3.1.8.5.
                                                              ---------------

                 3.1.9.2      APPLICATION AS PROPERTY INCOME. Notwithstanding
                              ------------------------------
     the foregoing, (a) all Casualty Insurance Proceeds in respect of any insurance policy providing business interruption or rental loss coverage with respect to an Individual Property shall be deposited into the Cash Collateral Account and allocated among the Sub-Accounts in the same manner as Property Income, and (b) in the event the proceeds of any such business interruption or rental loss insurance policy are paid in a lump sum in advance, Lender shall (i) hold such Casualty Insurance Proceeds in the Prepaid Rents Sub-Account, (ii) estimate, in Lender's reasonable discretion, the number of months required for Borrower to restore the damage caused by the Casualty, (iii) reallocate the aggregate business interruption or rental loss insurance proceeds by such number of months, and (iv) disburse such monthly installment of said insurance proceeds from the Prepaid Rents Sub-Account into the other Sub-Accounts, allocated in the same manner as Property Income, each month during the performance of such restoration.

                 3.1.9.3      APPLICATION TO COST OF RESTORATION.  In the
                              ----------------------------------
     event that Casualty Insurance Proceeds are to be applied toward restoration of an Individual Property pursuant to the terms of the Loan Documents, Lender and Borrower shall transfer such funds to the Cash Collateral Bank, which shall hold such funds in the Loss Proceeds Sub-Account, and shall make disbursements of same from time to time in accordance with Section
     3.2.2. Any such Casualty Insurance Proceeds, to the extent not used by Borrower in connection with, or to the extent they exceed the cost of, such restoration, shall, after completion of such restoration, be deposited into the Capital Event Sub-Account, whereupon Lender shall apply the same in accordance with Section 3.1.8.5.
                     ---------------

                 3.1.10       CONDEMNATION PROCEEDS.  Borrower shall cause all
                              ---------------------
Condemnation Proceeds received with respect to any Properties to be paid directly to the Cash Collateral Bank, on behalf of Lender. If any Condemnation Proceeds are received by Borrower, the same shall be received in trust for Lender, shall be segregated from other funds of Borrower, shall be paid directly to the Cash Collateral Bank and shall be forthwith paid into the Cash Collateral Account to be applied or disbursed in accordance with this Agreement.

                 3.1.10.1     APPLICATION TO LOAN.  If, in the event of a
                              -------------------
     Condemnation of an Individual Property, Condemnation Proceeds are to be applied to the outstanding Indebtedness pursuant to the terms of the Loan Documents, such Condemnation Proceeds shall be allocated to the Capital Event Sub-Account, whereupon Lender shall apply the same on the next succeeding Interest Payment Date in accordance with Section 3.1.8.5.
                                                         ---------------

                 3.1.10.2     APPLICATION AS PROPERTY INCOME.  Notwithstanding
                              ------------------------------
     the foregoing, (a) any Condemnation Proceeds received with respect to any Individual Property in connection with a temporary Condemnation shall be deposited into the Cash Collateral Account and allocated among its Sub-Accounts in the same manner as Property Income, and (b) in the event the proceeds of any such temporary Condemnation are paid in a lump sum in advance, Lender shall (i) hold such Condemnation Proceeds in the Prepaid Rents Sub-Account; (ii) estimate, in Lender's reasonable discretion, the number of months required for such temporary Condemnation to cease; (iii) divide the aggregate Condemnation Proceeds in connection with such temporary Condemnation by such number of months; and (iv) disburse from the Prepaid Rents Sub-Account into the other Sub-Accounts, allocated in the same manner as Property Income each month during the continuance of such temporary Condemnation such monthly installment of said Condemnation Proceeds.

                 3.1.10.3     APPLICATION TO COST OF RESTORATION.  In the event
                              ----------------------------------
     that Condemnation Proceeds received with respect to any Individual Property are to be applied toward restoration of the Individual Property pursuant to the terms of the Loan Documents, Lender shall transfer such funds to the Cash Collateral Bank, which shall hold such funds in the Loss Proceeds Sub-Account, and shall disburse same in accordance with Section 3.2.2. Any
                                                         -------------
     Condemnation Proceeds made available to Borrower for restoration in accordance herewith, to the extent not used by Borrower in connection with, or to the extent they exceed the cost of, such restoration, shall, after completion of such restoration, be deposited into the Capital Event Sub-Account, whereupon Lender shall apply the same on the next succeeding Interest Payment Date in accordance with Section 3.1.8.5.
                                              ---------------

          3.1.11 OTHER CAPITAL EVENT PROCEEDS.  If Borrower receives any other
                 ----------------------------
Capital Event Proceeds with respect to any Individual Property other than Loss Proceeds that are to be disbursed to Borrower in accordance with Section
                                                                 -------
3.2.2(b)(i) or that are to be disbursed to Borrower for restoration of an
-----------
Individual Property in connection with a Casualty or Condemnation, and in either case are not otherwise covered by the provisions of this Section 3.1, Lender and
                                                         -----------
Borrower shall cause such Capital Event Proceeds to be paid directly to the Capital Event Sub-Account, whereupon Lender shall apply the same on the next succeeding Interest Payment Date in accordance with Section 3.1.8.5.
                                                    ---------------

          3.1.12 REMEDIES UPON DEFAULT IN RESPECT OF ACCOUNT COLLATERAL.
                 ------------------------------------------------------
Notwithstanding the foregoing provisions of this Section 3.1, upon the
                                                 -----------
occurrence and during the continuance of an Event of Default, Lender may exercise in respect of the Accounts and the Account Collateral all the rights and remedies of a secured party under the UCC (whether or not the UCC applies to such Accounts or Account Collateral) and any other rights and remedies afforded to Lender hereunder or under any other Loan Document at law or in equity, in respect of the Accounts and the Account Collateral, including the right to withdraw and apply all Account Collateral to the outstanding Indebtedness then due to Lender; provided, however, that no such application shall be deemed to have been made by
--------  -------
Lender, by operation of law or otherwise, unless and until actually made by Lender.

          SECTION 3.2    INSURANCE; CASUALTY AND CONDEMNATION.
          -----------    ------------------------------------

          3.2.1          INSURANCE.
                         ---------

          (a)    Subject to Section 3.2.1(f) below, Borrower, at its sole cost
                            ----------------
and expense, will keep each Individual Property insured during the entire term of this Agreement for the mutual benefit of Borrower and Lender against loss or damage by fire and against loss or damage by other risks and hazards covered by a standard "All-Risk" extended coverage policy, including riot and civil commotion, vandalism, malicious mischief, burglary and theft, and otherwise satisfying the Insurance Requirements. Such insurance shall be in an amount at least equal to the then full replacement cost of the Improvements and Equipment, without deduction for physical depreciation, and such that the insurer would not deem Borrower a co-insurer under said policies. The policies of insurance carried in accordance with this Section shall contain the "Replacement Cost Endorsement" with a waiver of depreciation.

          (b)    Subject to Section 3.2.1(f) below, Borrower, at its sole cost
                            ----------------
and expense, for the mutual benefit of Borrower and Lender, shall also obtain and maintain during the entire term of this Agreement the following policies of insurance:

                 (i) flood insurance if any part of any Individual Property is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (and any amendment or successor act thereto) in an amount at least equal to the maximum limit of coverage available under said Act with respect to the Improvements and Equipment located on such Individual Property;

                 (ii) broad-form commercial general liability insurance (including protective liability coverage on operations of independent contractors engaged in construction, blanket contractual liability insurance and garage liability insurance, with the exclusion for explosion, collapse and underground property damage removed) written on a per-occurrence basis with limits reasonably satisfactory to Lender;

                 (iii) rental loss insurance covering risk of loss due to the occurrence of any of the hazards covered by the insurance described in paragraph (a) above, in an amount equal to the aggregate amount of all rents and additional rents payable by all of the tenants under the Leases (whether or not such Leases are terminable in the event of a fire or casualty), for a period of at least eighteen (18) months after the date of occurrence of the hazard in question;

                 (iv) insurance against loss or damage from explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in the Improvements;

                 (v) with respect to any Individual Property located in California or other area at high risk for earthquakes, as reasonably determined by Lender, and at the reasonable discretion of Lender, earthquake insurance on such basis and in such amounts as in effect on the date the applicable property becomes an Individual Property, to the extent such insurance continues to be generally available at commercially reasonable premiums;

                 (vi) such insurance coverage with respect to environmental liabilities of Borrower as is in effect on the date the applicable property becomes an Individual Property, to the extent such insurance continues to be generally available at commercially reasonable premiums; and

                 (vii) such other or additional insurance as may be required by Lender from time to time (including adjustments to the insurance coverages required pursuant to clauses (i) through (vi) above) against
                                    -----------         ----
     hazards that at the time are commonly insured against and in such amounts as are generally available at commercially reasonable premiums and are generally required by institutional lenders for properties and assets comparable to the Properties and Borrower's Assets.

          (c) All policies of insurance (the "POLICIES") required pursuant to this Section 3.2.1 (i) shall contain the standard New York mortgagee non-
     -------------
contribution clause (or equivalent) naming Lender as the Person to which all payments made by such insurance company shall be paid; (ii) shall be maintained throughout the term of this Agreement without cost to Lender; (iii) shall be delivered to Lender (or Lender shall receive original certificates of insurance and certified copies of all Policies); (iv) shall contain such provisions as Lender shall reasonably require, including endorsements providing that neither Borrower, Lender nor any other party shall be a co-insurer under said Policies and that Lender shall receive at least thirty (30) days' prior written notice of any material modification thereto or cancellation thereof; and (v) shall be reasonably satisfactory in form and substance to Lender, including as to amounts, form, deductibles, loss payees, and insureds. Each of such Policies shall name Lender as an insured thereunder. Not later than thirty (30) days prior to the expiration date of each Policy, Borrower will deliver to Lender evidence of the renewal thereof satisfactory to Lender.

          (d)    All Policies required pursuant to this Section 3.2.1 shall be
                                                        -------------
issued by insurers authorized to issue insurance in the State of in which the related Individual Property is located and which insurers shall be rated "A" or better by the Rating Agency and AX or better by A.M. Best's, or shall be approved in writing by Lender.

          (e) In the event Borrower fails to provide, maintain, keep in force, or deliver and furnish to Lender the Policies required hereunder, Lender may procure such insurance or single-interest insurance for such risks covering Lender's interest. Borrower will reimburse Lender for all premiums paid by Lender, together with interest thereon at the Default Rate from the date of demand, promptly upon demand by Lender. Until such payment is made by Borrower, the amount of all such premiums, together with interest thereon at the Default Rate, shall be a part of the Indebtedness and secured by the Mortgage.

          (f) The insurance required by this Agreement, at the option of Borrower, may be effected by blanket and/or umbrella Policies covering the Properties and Borrower's Assets; provided, however, that, in each case, the
                                  --------  -------
Policies otherwise comply with the provisions of this Agreement and allocate to each of the Individual Properties, from time to time, the coverage specified in this Agreement without possibility of reduction or co-insurance by reason of, or damage to, any other Individual Property or Asset named therein. If the insurance required by this Agreement shall be effected by such blanket or umbrella Policies, Borrower shall furnish to Lender original policies, or certified copies together with the certificates described in Section 4.1.3.4,
                                                             ---------------
with schedules attached thereto showing the amount of the insurance provided under such Policies which is applicable to each of the Individual Properties.

          3.2.2          CASUALTY, CONDEMNATION AND APPLICATION OF PROCEEDS.
                         --------------------------------------------------

          (a) Borrower shall give prompt written notice to Lender of any Casualty at or Condemnation of any Individual Property and shall deliver to Lender copies of any and all papers served in connection with such proceedings.

          (b) Upon the occurrence of (x) any Casualty at or Condemnation of any Individual Property or any part thereof occurring during the existence of an Event of Default, or (y) any Casualty at or Condemnation of any Individual Property or any part thereof affecting seventeen and one-half percent (17.5%) or more of the total square footage of the Improvements included in such Individual Property (a "MAJOR CASUALTY/CONDEMNATION"), (i) all Loss Proceeds with respect thereto shall be applied to the outstanding Indebtedness, until the principal shall have been paid in the amount of the greater of (x) the Minimum Release Price in respect of such Individual Property and (y) in the event any Revolving Loans are outstanding, the amount (if any) required to be prepaid so that the outstanding principal amount of the Revolving Loans does not exceed the Borrowing Base then in effect (after giving effect to the applicable Casualty or Condemnation), and all Loss Proceeds in excess thereof shall be released to Borrower, or (ii) all Loss Proceeds with respect thereto shall be applied toward the restoration of such Individual Property, as shall be determined by Lender in its sole and absolute discretion; in all other cases, all such Loss Proceeds shall be used toward the restoration of such Individual Property. In the event Loss Proceeds are applied to the outstanding Indebtedness as provided in clause
                                                                         ------
(i) above, as a condition of Lender's release of Loss Proceeds to Borrower,
---
Lender shall have received from Borrower a Compliance Certificate, together with an Auditor's Letter confirming the same, evidencing that, on a pro forma basis
                                                               --- -----
after giving effect to the Casualty or Condemnation and related prepayment, as applicable, Borrower has paid the amounts required to be paid to Lender pursuant to clauses (x) and (if applicable) (y) above, attaching a copy of the pro forma
   -----------                     ---                                --- -----
analysis used in determining such compliance (including a calculation of each of the Individual NOI Borrowing Amounts or the Converted NOI Defeasance Amounts, as applicable), and certifying that after giving effect to such Casualty or Condemnation and related prepayment, no Default or Event of Default exists under any Loan Document.

          (c) Upon the occurrence of (x) any Casualty at or Condemnation of any Individual Property or any part thereof during the existence of an Event of Default, or (y) any Major Casualty/Condemnation, Lender alone shall have the right, in its sole and absolute discretion, to settle, adjust or compromise any claim (i) under any related policy of insurance or (ii) in connection with a Condemnation thereof. In all other cases, Borrower may settle, adjust or compromise any such claim which is less than $100,000, and with respect to any such claim in excess of $100,000, Lender and Borrower shall consult and cooperate with each other and each shall be entitled to participate in all meetings and negotiations with respect to the settlement of such claim; provided, that upon and after any actual or proposed Conveyance, the forgoing
--------
$100,000 amount may be adjusted upward or downward by Lender by such amount as Lender in good faith determines is or will be necessary to obtain the rating Lender would seek from the Rating Agencies in a securitization of the Applicable Loan. Any adjustment or settlement by Borrower of any claim which is in excess of $100,000 shall be subject to the prior approval of Lender, which shall not be unreasonably withheld or delayed.

          (d) In the event that Loss Proceeds from any Casualty at or Condemnation of any Individual Property or any part thereof are to be made available to Borrower for restoration, the following provisions shall apply:

                 (i) Borrower shall, upon receipt of the Loss Proceeds, commence diligently to restore such Individual Property substantially to its value, character and general utility immediately prior to such Casualty or Condemnation, in which event Borrower shall comply with the following conditions in connection with the performance of all of such restoration (hereinafter "WORK"):

                         (A) no Work shall be undertaken until Borrower shall have provided Lender with evidence satisfactory to Lender that the amounts deposited in the Loss Proceeds Sub-Account will be sufficient to cover the entire cost of such Work, and in the event the available Loss Proceeds are insufficient, in Lender's reasonable judgment, to restore the affected Individual Property substantially to its value, character and general utility immediately prior to the Casualty or Condemnation, then prior to the commencement of any Work, Borrower shall promptly deposit into the Cash Collateral Account, for allocation to the Loss Proceeds Sub-Account, an amount sufficient to make up any shortfall;

                         (B) no Work shall be undertaken until Borrower shall have procured and paid for, so far as the same may be required from time to time, all necessary permits and consents of all Governmental Authorities having jurisdiction;

                         (C) any Work that is structural in nature, that involves mechanical, electrical, fire safety, HVAC or other building systems or the performance of which in the reasonable judgment of Lender otherwise requires the services of a licensed architect, engineer and/or other professional in accordance with safe and sound construction practices, shall be performed in accordance with plans, specifications, reports and/or drawings prepared by Borrower's architect, engineer and/or other professional and approved by Lender. Promptly following its receipt of same, Borrower shall deliver to Lender copies of all plans, specifications, reports and/or drawings relating to any such Work for its review and approval;

                         (D) all Work shall be performed in substantial accordance with cost estimates approved by Lender. Promptly after Borrower becomes aware that the Work exceeds or is reasonably likely to exceed the cost estimates approved by Lender in any material respect, Borrower shall (i) provide to Lender revised cost estimates for the Work, and (ii) within three (3) Business Days after Lender's request, deposit in the Cash Collateral Account, for allocation to the Loss Proceeds Sub-Account, the sum of money that (when aggregated with the Loss Proceeds then in the Loss Proceeds Sub-Account) is required to complete the Work in accordance with such revised cost estimates. Promptly following its receipt of same, Borrower shall deliver to Lender copies of all cost estimates and revised cost estimates relating to any such Work for its review and approval;

                         (E) any Work that is structural in nature or that involves mechanical, electrical, fire safety, HVAC or other building systems or the performance of which in the judgment of Lender otherwise requires the services of a licensed architect, engineer and/or other professional in accordance with safe and sound construction practices, shall be performed under the supervision of a licensed architect, engineer and/or other professional approved by Lender;

                         (F) all Work shall be prosecuted diligently to completion in a good and workmanlike manner and in compliance with all applicable permits and authorizations and with all other applicable Legal Requirements;

                         (G) all Work shall be completed free and clear of all Liens (other than the Permitted Encumbrances) and substantially in accordance with the plans and specifications therefor;

                         (H) during the performance of any Work, Borrower shall procure and maintain, or cause to be procured and maintained, (x) "All-Risk" builder's risk property insurance, with vandalism and malicious mischief endorsements, completed value form, covering all physical loss (including any loss of or damage to supplies, machinery and equipment) in connection with the performance of such Work and (y) statutory workers' compensation and employers' liability coverage, if applicable to Borrower; and

                         (I) Borrower shall reimburse Lender for all reasonable out-of-pocket fees and expenses incurred by Lender in connection with its review of any Work.

                 (ii) All Loss Proceeds, together with any and all additional sums required to complete the restoration in accordance with the terms hereof which are to be made available to Borrower for restoration of any Individual Property, shall be deposited in the Loss Proceeds Sub-Account in accordance with the terms of this Agreement. Lender shall disburse such proceeds (together with any additional sums deposited) to or for the account of Borrower from time to time to pay the costs and expenses associated with the restoration of such Individual Property, as set forth below:

                         (A) Each request for payment shall be made on ten (10) Business Days' prior notice to Lender and, if an architect, engineer or other professional was retained to supervise the restoration, shall be accompanied by a certificate to be made by such supervising architect, engineer and/or other professional stating that the sum requested is required to reimburse Borrower for payments by Borrower to, or is due to the contractor, subcontractors, materialmen, laborers, engineers, architects or other Persons rendering services or materials for the Work (giving a brief description of such services and materials);

                         (B) Each request shall be accompanied by customary waivers of Liens satisfactory to Lender covering that part of the Work for which payment or reimbursement is being requested; and

                         (C) Each request shall be accompanied by evidence reasonably satisfactory to Lender that the amounts deposited in the Loss Proceeds Sub-Account will be sufficient to cover the remaining cost of such Work.

          (e) Notwithstanding anything to the contrary contained in this Agreement, during the continuance of an Event of Default with respect to Borrower, Lender shall have the absolute right to apply at any time all or any part of the Loss Proceeds then held by or on behalf of Lender to the prepayment of the Applicable Loan.

     SECTION 3.3 RELEASE OF PROPERTIES; ASSET SALES.  From time to time prior to
                 ----------------------------------
the Conversion Date, Borrower may request Lender to release the Lien on any Individual Property in connection with any Asset Sale of such Individual Property. Lender shall provide such release only after (A) Lender's receipt, in cash and in prepayment of outstanding principal amounts under the Revolving Loans, of an amount equal to the greater of (x) applicable Minimum Release Price and (y) the amount (if any) required to be prepaid so that the outstanding principal amount of the Revolving Loans does not exceed the Borrowing Base then in effect (after giving effect to the proposed release), provided that Borrower
                                                         --------
shall not be obligated to pay that portion of the Minimum Release Price that is in excess of the aggregate outstanding amount of the Revolving Loans, (B) Lender's receipt in cash of any amounts due to Lender under Section 2.4.3.1, and
                                                            ---------------
(C) having determined that Borrower has met the following conditions as to each such requested release: (i) after the proposed release, the outstanding principal amount of the Revolving Loans will not exceed the Borrowing Base adjusted to reflect such release and all other covenants hereunder, (ii) Borrower shall have provided to Lender a Compliance Certificate, together with an Auditor's Letter confirming the same, evidencing that, on a pro forma basis
                                                               --- -----
after giving effect to the release, the outstanding principal amount of the Revolving Loans will not exceed the Borrowing Base adjusted to reflect such release, attaching a copy of the pro forma analysis used in determining such
                                 --- -----
compliance (including a calculation of each of the Individual NOI Borrowing Amounts), and certifying that after giving effect to such release, no Default or Event of Default exists under any Loan Document and (iii) no Default or Event of Default shall then exist. Borrower shall comply with the provisions of Section 2.4.3 in
                                                         -------------
connection with any Asset Sale made in accordance with this Section 3.3.
                                                            -----------

     SECTION 3.4  LIMITATION ON REQUESTS.  Lender shall not be required to
                  ----------------------
consider more than two (2) requests during any calendar month delivered by Borrower with respect to Asset Sales and related releases or other releases of any Individual Properties pursuant to Section 3.3.1. Any single writing
                                      -------------
requesting one or more of such actions shall constitute a single request. Except for any request by Borrower to release all the Properties in connection with a full and final repayment of all incurred Indebtedness (with a concurrent termination of Lender's (i) commitments to make Revolving Loans and (ii) obligations to convert Revolving Loans to the Converted Fixed Rate Loan), Lender shall not be required to consider the requested release of more than five (5) Individual Properties during any calendar month (regardless of whether such requests for release are made pursuant to a single request or multiple requests).

          SECTION 3.5    COOPERATION.
                         -----------

          3.5.1          SALE, ASSIGNMENT, SYNDICATION, SECURITIZATION OR OTHER
                         ------------------------------------------------------
TRANSFER OF THE APPLICABLE LOAN. (i) Lender shall have the right, in its sole
-------------------------------
discretion and at any time, to sell, assign, syndicate, securitize or otherwise transfer and/or dispose of, or solicit one or more investors to participate in or to invest in (or securitize such participation or co-investment) (each, a "CONVEYANCE"), all or any portion of Lender's interest in the Revolving Loans and/or the Converted Fixed Rate Loan and the security therefor.

          (ii) In the event Lender intends to effect or effects the Conveyance of the Applicable Loan or any portion thereof, Borrower shall cooperate in good faith with Lender (with the costs thereof to be promptly reimbursed by Lender pursuant to clause (iii) below) in connection with effecting any such Conveyance
            ------------
of the Applicable Loan or any portion thereof, including, if applicable, taking all measures requested by Lender in its sole discretion to obtain the rating Lender would seek from the Rating Agencies in a securitization of the Applicable Loan. Without limiting the foregoing, Borrower covenants and agrees that it will, promptly following demand, prepare (or cause to be prepared) and/or deliver to Lender and to Lender's transferees and proposed transferees (and hereby permits Lender to deliver to its transferees and proposed transferees) all information and documentation requested by Lender in good faith or by any Rating Agency in connection with the Loan Documents and/or any such Conveyance, including materials furnished by Borrower under the Loan Documents and such financial information and documentation relating to the Properties as Lender and/or any such Rating Agency shall request in connection with any such Conveyance and should Lender determine, in its sole discretion, to effect a Conveyance, (x) agree to any and all modifications to this Agreement and the other Loan Documents and Borrower's Organizational Documents as required by Lender, in its reasonable discretion, in connection with such Conveyance, (y) provide a datedown (satisfactory to Lender and the applicable Rating Agencies) of the substantive consolidation legal opinion described in Section
                                                            -------
2.1.6.4(viii) and the legal opinions described in Section 4.1.5 and 4.2.12 and
-------------                                     -------------     ------
such other legal opinions as required by Lender in its reasonable discretion, and (z) execute and deliver all additional documents reasonably required by Lender, including any estoppel certificates in connection therewith, provided
                                                                     --------
that Lender shall under no circumstances be obligated to make any such modifications or require any such additional documents (all such modifications and additional documents hereinafter, collectively, the "LOAN CONVEYANCE DOCUMENTS"); and provided further, that Borrower shall not be
                        --- -------- -------
required to acquiesce in respect of material and adverse modifications to Borrower's payment obligations under Loan Documents, alter the Maturity Date of the Applicable Loan, make any modification or alteration that would cause Borrower to incur any additional material out-of-pocket costs in the ongoing administration of the Applicable Loan, which costs would not be reimbursed by Lender, pay any additional fee, cost or expense that would not be reimbursed by Lender, provide any additional collateral as security for Borrower's obligations to make payments of principal and interest on the Applicable Loan, acquiesce in any changes to the Loan Documents or Borrower's Organizational Documents that would result in a Material Adverse Effect or acquiesce in any changes to Sections 8.1(vii) through 8.1(xiii) of this Agreement. Lender shall provide
-----------------         ---------
Borrower with drafts of the changes to the Loan Documents and Borrower's Organizational Documents requested by Lender, and Borrower shall promptly provide Lender with Borrower's comments on such proposed changes to the Loan Documents and Borrower's Organizational Documents. Lender shall consider comments of Borrower on the proposed changes to the Loan Documents and Borrower's Organizational Documents but shall have no obligation to accept or agree to such comments or to review any comments not promptly provided to Lender or any comments that Lender otherwise determines are not being made in good faith.

          (iii) Lender shall promptly reimburse Borrower for Borrower's costs and expenses incurred in connection with this Section 3.5.1 or Section 3.5.2
                                              -------------    -------------
(including costs and expenses in the ongoing administration of the Applicable Loan incurred pursuant to Sections 3.5.1(ii)(z)(3) and 3.5.1(ii)(z)(4)),
                          ------------------------     ---------------
regardless of whether any Conveyance is actually effected.

          (iv) Lender shall have the right to disclose such financial and other information regarding Borrower or the Properties as may be necessary to effect a Conveyance. Lender acknowledges that Borrower may discuss Rating Agency policies, standards and requests with the Rating Agency in connection with any proposed securitization of the Applicable Loan; provided that Borrower shall
                                                --------
conduct such discussions in good faith, shall not cause a breach in the provisions of Section 9.16 and shall use best efforts to not adversely impact
              ------------
the proposed securitization of the Converted Fixed Rate Loan.

          3.5.2          SEVERANCE OF MORTGAGE.  In addition, Lender shall have
                         ---------------------
the right, in its sole and absolute discretion, to split, divide and sever the Mortgage and into two or more separate, distinct, independent substitute mortgages or deeds of trust, each securing a separate, distinct, independent debt being a portion of the same debt as currently secured by the mortgage or mortgages being so split, divided and severed; and Borrower covenants and agrees to promptly execute and/or deliver any documentation requested by Lender in order to effect the foregoing, including any separate title insurance policies required in connection therewith. Lender shall be responsible for all third-party costs and expenses of Lender in connection with any such splitting, division and severance pursuant to a Conveyance.

          3.5.3          NOTICE OF SECURITIZATION; PREPAYMENT.  (a) Lender shall
                         ------------------------------------
provide Borrower with one hundred twenty (120) days' prior written notice of any securitization of the Revolving Loans or any portion thereof. During such 120 day period (but in any event, only prior to the Conversion Date), Borrower shall be entitled to prepay the outstanding Revolving Loans in whole or in part without premium or penalty (except as otherwise provided in Section 2.6.6), subject to the requirements of Section
                      -------------                                  -------
2.4.3.
-----

          (b) Lender shall use its best efforts to provide Borrower with prior written notice of any securitization of the Converted Fixed Rate Loan or any portion thereof, as soon as practicable after commencement of such securitization. Borrower shall not be entitled to prepay the Converted Fixed Rate Loan in connection with a proposed securitization unless prepayment of the Converted Fixed Rate Loan is permitted under Section 2.4.3.2.
                                             ---------------

          SECTION 3.6    SUBSEQUENT TRANSACTIONS.
          -----------    -----------------------

          3.6.1          QUALIFIED IPO.   PaineWebber shall have the exclusive
                         -------------
right, on the terms and conditions set forth in this Section 3.6, to act as
                                                     -----------
financial advisor and book running lead manager in connection with any Qualified IPO, provided that at least two of the following individuals are then employed
     --------
by PaineWebber or PWRESI: Terrence E. Fancher, William D. Evans III and Diane M. Sweet. Borrower, HSP or Holdings (and any successor to any of the foregoing by merger or consolidation with any Person that is a Borrower Affiliated Entity prior to giving effect to such merger or consolidation), as applicable (such party, the "ISSUER"), shall, promptly after it determines to effect a Qualified IPO, provide PaineWebber with notice of such proposed Qualified IPO. During the thirty (30) day period after PaineWebber's receipt of such notice,

     (1) PaineWebber may (but shall not be obligated to) conduct diligence, provide information to PaineWebber's analysts and otherwise prepare to act as financial advisor and book running lead manager in connection with the proposed Qualified IPO,

     (2) the Issuer shall cooperate in good faith with PaineWebber's reasonable investigations and preparations set forth in the preceding clause (1), and
                                                                ----------

     (3) the Issuer shall not enter into discussions with or engage any investment banks or underwriters in connection with the proposed Qualified IPO.

Prior to or upon the expiration of the foregoing thirty (30) day period, PaineWebber shall inform the Issuer whether PaineWebber has satisfied the following conditions:

     (I) PaineWebber's analysts are committed to follow and recommend the stock of the Issuer,

     (II) at least two of the following individuals are then employed by PaineWebber or PWRESI: Terrence E. Fancher, William D. Evans III and Diane
     M. Sweet, and

     (III) PaineWebber is otherwise prepared to act as financial advisor and book running lead manager in connection with the proposed Qualified IPO on the terms set forth hereinbelow and otherwise on customary terms and conditions.

Upon satisfaction of the conditions set forth in Sections 3.6.1(I) through
                                                 -----------------
3.6.1(III) above, PaineWebber and the Issuer shall negotiate and enter into an
----------
engagement letter containing customary terms and conditions substantially similar to those contained in engagement letters then generally available from similar underwriters for similar transactions. Promptly following the execution of such engagement letter, Borrower shall reimburse PaineWebber and PWRESI for the reasonable and customary out-of-pocket expenses actually incurred to third parties (which shall not include any accountants' fees) in connection with the investigations and preparations reasonably necessary to enable PaineWebber's analysts to commit to follow and recommend the stock of the Issuer. The parties acknowledge that the foregoing exclusive thirty (30) day right exists with respect to any Qualified IPO, regardless of whether Borrower ever borrows any Revolving Loans or otherwise exercises any of its rights under this Agreement and the other Loan Documents. However, this exclusive right shall not apply to any Qualified IPO for which a registration statement under the Securities Act of 1933 (the "ACT") is initially filed after the third anniversary of the Closing Date. In connection with the Qualified IPO in which PaineWebber acts as financial advisor and book running lead manager, (1) the underwriters shall receive a gross spread of six and one half percent (6.5%), and (2) PaineWebber shall receive a structuring fee of one percent (1%), which structuring fee shall be payable exclusively to PaineWebber in connection with the Qualified IPO. All other terms of PaineWebber's serving as exclusive financial advisor and underwriter in connection with any transaction described in this Section 3.6.1
                                                                 -------------
shall be substantially similar to the terms then generally available from similar underwriters. Nothing herein contained shall require or obligate the Issuer to consummate a Qualified IPO at any time.

          3.6.2          NON-QUALIFIED IPO.   Borrower, HSP and Holdings shall
                         -----------------
use their reasonable best efforts to cause AEW to accept PaineWebber as lead underwriter in any initial public offering of the stock of any Issuer that does not constitute a Qualified IPO (a "NON-QUALIFIED IPO"), provided that at least
                                                        --------
two of the following individuals are then employed by PaineWebber or PWRESI:
Terrence E. Fancher, William D. Evans III and Diane M. Sweet. If, but only if, AEW so accepts, the Issuer shall, promptly after it determines to effect an initial public offering that does not constitute a Qualified IPO and after it has received AEW's approval of PaineWebber's engagement for such purpose, provide PaineWebber with prompt notice of such proposed initial public offering. During the thirty (30) day period after PaineWebber's receipt of such notice with respect to such an initial public offering,

     (1) PaineWebber may (but shall not be obligated to) conduct diligence, provide information to PaineWebber's analysts and otherwise prepare to act as lead underwriter in connection with the proposed initial public offering, and

     (2) the Issuer shall cooperate in good faith (but without incurring any material out-of-pocket expense) with PaineWebber's reasonable investigations and preparations set forth in the preceding clause (1).
                                                                ----------

Prior to or upon the expiration of the foregoing thirty (30) day period, PaineWebber shall notify the Issuer whether PaineWebber has satisfied the following conditions:

     (I) PaineWebber's analysts are committed to follow and recommend the stock of the Issuer,

     (II) at least two of the following individuals are then employed by PaineWebber or PWRESI: Terrence E. Fancher, William D. Evans III and Diane
     M. Sweet, and

     (III) PaineWebber is otherwise prepared to act as lead underwriter in connection with the proposed initial public offering on competitive fees and terms (which shall be set forth in PaineWebber's notice).

The parties acknowledge that the foregoing obligations of Borrower, HSP and Holdings apply with respect to any Non-Qualified IPO, regardless of whether Borrower ever borrows any Revolving Loans or otherwise exercises any of its rights under this Agreement and the other Loan Documents. The fees and other terms of PaineWebber's serving as lead underwriter in connection with any transaction described in this Section 3.6.2 shall be substantially similar to
                              -------------
the fees and other terms then generally available from similar underwriters. The rights contained in this Section shall not apply to any Non-Qualified IPO for which a registration statement under the Act is initially filed after the third anniversary of the Closing Date. Nothing herein contained shall require or obligate the issuer to consummate a Non-Qualified IPO at any time or to engage PaineWebber in connection with a Non-Qualified IPO. AEW's review of this Agreement and the other Loan Documents shall not be deemed to imply any consent by AEW to accept PaineWebber as lead underwriter in any initial public offering of the stock of an Issuer that does not constitute a Qualified IPO.

          3.6.3          PRIVATE REFINANCING.   Borrower, HSP and Holdings shall
                         -------------------
use their reasonable best efforts to cause AEW to accept PaineWebber or PWRESI as exclusive financial advisor, private placement agent, lender or loan purchaser, as applicable, in connection with any Private Refinancing, provided
                                                                      --------
that at least two of the following individuals are then employed by PaineWebber or PWRESI: Terrence E. Fancher, William D. Evans III and Diane M. Sweet. If, but only if, AEW so accepts, the Issuer shall, promptly after it determines to effect a Private Refinancing and after it has received AEW's approval of PaineWebber's or PWRESI's engagement for such purpose, provide PaineWebber or PWRESI, as appropriate, with prompt notice of such proposed Private Refinancing. During the thirty (30) day period after PaineWebber's receipt of such notice with respect to such Private Refinancing,

     (1) PaineWebber or PWRESI, as appropriate, may (but shall not be obligated to) conduct diligence, provide information to PaineWebber's analysts and otherwise prepare to act as exclusive financial advisor, private placement agent, lender or loan purchaser, as applicable, in connection with any Private Refinancing, and

     (2) the Issuer shall cooperate in good faith (but without incurring any material out-of-pocket expense) with PaineWebber's or PWRESI's reasonable investigations and preparations set forth in the preceding clause (1).
                                                                ----------

Prior to or upon the expiration of the foregoing thirty (30) day period, PaineWebber or PWRESI, as the case may be, shall notify the Issuer whether PaineWebber or PWRESI, as appropriate, has satisfied the following conditions:

     (I) at least two of the following individuals are then employed by PaineWebber or PWRESI: Terrence E. Fancher, William D. Evans III and Diane
     M. Sweet, and

     (II) PaineWebber or PWRESI, as the case may be, is otherwise prepared to act as exclusive financial advisor, private placement agent, lender or loan purchaser, as applicable, in connection with such Private Refinancing on competitive fees and terms (which shall be set forth in such notice).

The parties acknowledge that the foregoing obligations of Borrower, HSP and Holdings apply with respect to any Private Refinancing, regardless of whether Borrower ever borrows any Revolving Loans or otherwise exercises any of its rights under this Agreement and the other Loan Documents. The fees and other terms of PaineWebber's or PWRESI's serving as exclusive financial advisor, private placement agent, lender or loan purchaser, as applicable, in connection with any Private Refinancing shall be substantially similar to the fees and other terms then generally available from similar exclusive financial advisors, private placement agents, lenders or loan purchasers, as appropriate. The rights contained in this Section shall not apply to any Private Refinancing for which a registration statement under the Act is initially filed after the third anniversary of the Closing Date. Nothing herein contained shall require or obligate the issuer to consummate a Private Refinancing at any time or to engage PaineWebber in connection with a Private Refinancing. AEW's review of this Agreement and the other Loan Documents shall not be deemed to imply any consent by AEW to accept PaineWebber or PWRESI as exclusive financial advisor, private placement agent, lender or loan purchaser, as applicable, in connection with any Private Refinancing.

          3.6.4          BACK-END FEE.
                         ------------

          (i) If PaineWebber is not selected by the Issuer to act as exclusive financial advisor, underwriter or private placement agent or as lender or loan purchaser, as applicable, in connection with any Refinancing, then, upon the closing of such Refinancing, Borrower shall pay to PWRESI a fee (the "BACK-END FEE") in an amount equal to the difference of (I) (a) if the Refinancing occurs on or prior to the second anniversary of the Closing Date, One Million Five Hundred Thousand Dollars ($1,500,000.00) (i.e., two percent (2%) of the Maximum Commitment Amount); or (b) if the Refinancing occurs after the second but on or prior to the third anniversary of the Closing Date, Seven Hundred Fifty Thousand Dollars ($750,000.00) (i.e., one percent (1%) of the Maximum Commitment Amount), less (II) the Waived Back-End Fee, if any.

          (ii) If PaineWebber or PWRESI, as applicable, fails to satisfy the conditions set forth in clause (III) of Section 3.6.1, clause (III) of
                                        -------------
Section 3.6.2, or clause (II) of Section 3.6.3, as appropriate, in connection
-------------                    -------------
with a proposed Refinancing, and the Issuer thereafter consummates such proposed Refinancing with a third party in a manner that does not require the payment of the Back-End Fee to PWRESI pursuant to Section 3.6.5 below, then PWRESI shall
                                       -------------
thereupon be deemed to have waived a portion of the Back-End Fee payable in connection with any future Refinancing equal to the product of (A) a fraction, the numerator of which is the amount of such proposed Refinancing and the denominator of which is the Maximum Commitment Amount, multiplied by (B) the Back-End Fee that would have been applicable at the time of the Closing of such other Refinancing with such other third party. The aggregate amount of the Back-End Fee deemed waived by PWRESI pursuant to the preceding sentence at any time is herein referred to as the "WAIVED BACK-END FEE".

          (iii) Notwithstanding any other provision hereof, but except as otherwise provided in Section 3.6.5 below, Borrower shall not be obligated to
                      -------------
pay the Back-End Fee in connection with a Refinancing if PaineWebber fails to satisfy any of the conditions set forth in Section 3.6.1, clauses (I) through
                                           -------------
(III), Section 3.6.2, clauses (I) through (III), or Section 3.6.3, clauses (I)
       -------------                                -------------
or (II), as appropriate, in connection with such Refinancing.

          (iv) Notwithstanding any other provision hereof, Borrower shall not be obligated to pay the Back End Fee upon more than one (1) occasion, or at any time after PaineWebber shall have either acted (x) as financial advisor and book running lead manager in connection with a consummated Qualified IPO or Non-Qualified IPO or (y) as private placement agent, lender or loan purchaser, as applicable, in connection with a Private Refinancing, and shall have received the compensation therefore to which it is entitled. Upon PaineWebber's or PWRESI's receipt of the fees to which they are entitled under this Section 3.6
                                                                   -----------
(including the underwriters' gross spread set forth in Section 3.6.1, if
                                                       -------------
applicable), all of Borrower's, PWRESI's and PaineWebber's rights and obligations under this Section 3.6 and the Letter Regarding Subsequent
                       -----------
Transactions shall terminate. The fees and other terms of PaineWebber's serving as exclusive financial advisor, underwriter, private placement agent, lender or loan purchaser, as applicable, in connection with any Refinancing shall be generally competitive with the fees and other terms then generally available for similar transactions.


          3.6.5          MISCELLANEOUS.
                         -------------

          (i)    Unless Borrower's obligations under this Section 3.6 shall
                                                          -----------
theretofore have been satisfied or terminated in accordance with the provisions hereof, Borrower's obligations under this Section 3.6 shall survive any
                                          -----------
prepayment of the Applicable Loan and any termination of this Agreement or the other Loan Documents.

          (ii) Borrower, HSP and Holdings (and any successor to any of the foregoing by merger or consolidation with any Person that is a Borrower Affiliated Entity prior to giving effect to such merger or consolidation) shall not wilfully or intentionally or in bad faith attempt to deprive PaineWebber or PWRESI of their respective rights under this Section 3.6.
                                             -----------

          (iii)  Notwithstanding the provisions of Section 3.6.4(iii), if the
                                                   ------------------
Issuer does not engage PaineWebber or PWRESI, as appropriate, as financial advisor, underwriter or private placement agent or as lender or loan purchaser, as applicable, in connection with a proposed Private Refinancing for any reason other than the failure of PaineWebber or PWRESI to satisfy the conditions set forth in clause (I) of Section 3.6.3, and the Issuer shall consummate the
                       -------------
proposed Private Refinancing with any other financial advisor, underwriter or private placement agent or as lender or loan purchaser, as applicable, on terms that are substantially more favorable, taken as a whole, to such financial advisor, underwriter or private placement agent or as lender or loan purchaser, as applicable, than the terms that had been offered by PaineWebber or PWRESI, as applicable, pursuant to clause (II) of Section 3.6.3, then Borrower shall be
                                       -------------
obligated to pay to PWRESI the Back-End Fee upon the closing of such Private Refinancing.

          (iv) In connection with a Non-Qualified IPO, PaineWebber's notice to the Issuer as to PaineWebber's satisfaction of the condition set forth in clause
(I) of Section 3.6.2 (i.e., that PaineWebber's analyst is committed to follow
       -------------
and recommend the stock of the Issuer) may be conditioned upon one or more requirements as to the structuring or pricing of such Non-Qualified IPO. If PaineWebber's notice is so conditioned, the Issuer shall notify PaineWebber as to which, if any, of such conditions the Issuer objects (the "REJECTED CONDITIONS"). If the Issuer does not so notify PaineWebber, then PaineWebber shall be deemed to have satisfied the condition set forth in clause (I) of
Section 3.6.2 for purposes of Section 3.6.4(iii). If the Issuer does so notify
-------------                 -----------------
PaineWebber, then PaineWebber shall not be deemed to have satisfied the condition set forth in clause (I) of Section 3.6.2 for such purposes; provided,
                                     -------------                    --------
however, that if the Issuer shall consummate the proposed Non-Qualified IPO with
-------
any other financial advisor and underwriter on terms that (a) include one or more of the Rejected Conditions, and (b) are otherwise not substantially more favorable, taken as a whole, to the Issuer that the terms on which PaineWebber's analyst was willing to commit to follow and recommend the stock of the Issuer, then notwithstanding anything to the contrary contained in Section 3.6.4(iii),
                                                           ------------------
Borrower shall be obligated to pay to PWRESI the Back-End Fee upon the closing of such Non-Qualified IPO.

          (v) As used herein, "REFINANCING" means (a) any public debt or equity offering (other than a Qualified IPO) or Private Refinancing by Borrower, HSP or Holdings (or any Affiliate of any of the foregoing or successor to any of the foregoing by merger or consolidation), the proceeds of which transaction are used or to be used, in whole or in part, to repay or prepay the Applicable Loan or any portion thereof, or (b) any principal repayment or prepayment under the Applicable Loan or any portion thereof; provided, however, that "REFINANCING" shall not include any such transaction:

     (I) that is an Asset Sale to a Person that is not an Affiliate of Borrower that (1) is made in accordance with this Agreement and (2) does not result in the repayment in full of the aggregate outstanding principal amount of the Revolving Loans, or

     (II) that consists of the issuance of Series V Preferred Stock to AEW pursuant to and in accordance with the Stock Purchase Agreement (as in effect on the date hereof) in connection with the initial investments by AEW thereunder not to exceed $50,000,000.00 in the aggregate (which aggregate amount includes the investment by AEW thereunder occurring on the date of this Agreement), or

     (III) that consists of the application of Loss Proceeds to the payment of the Applicable Loan, or

     (IV) that consists of the application of Property Income released to the Borrower pursuant to Section 3.1.8.2 hereof to the payment of the
                          ---------------
     Applicable Loan, or that consists of the application to the payment of the Applicable Loan of cash flow from one or more properties owned by HSP that would constitute net Property Income after the payment of applicable debt service, Basic Carrying Costs and Operating Expenses if such properties were Individual Properties hereunder.

          (vi) As used herein, "PRIVATE REFINANCING" means any private placement of debt or equity securities, or obtaining any other financing, by Borrower, HSP or Holdings (or any Affiliate of any of the foregoing or successor to any of the foregoing by merger or consolidation), the proceeds of which transaction are used or to be used, in whole or in part, to repay or prepay the Applicable Loan or any portion thereof.

          SECTION 3.7    DEFEASANCE.  After the second anniversary of the
          -----------    ----------
closing date of the securitization of the Converted Fixed Rate Loan, Borrower shall have the right to obtain release of any Individual Property or Properties from the Lien of the applicable Mortgage and substitute, in the place of such Individual Property or Properties, Defeasance Collateral sufficient to pay in a timely manner the portion of the outstanding principal amount of the Converted Fixed Rate Loan equal to the Defeasance Amount in respect of such Individual Property or Properties, plus all scheduled interest on such Defeasance Amount at the Fixed Rate through the Maturity Date (a "DEFEASANCE DEPOSIT"), if all of the following conditions and requirements are satisfied:

          (i) no Default or Event of Default shall exist at the time Borrower submits its request for substitution or on the date such substitution is effected;

          (ii) Borrower shall submit a written request for substitution to Lender and the Defeasance Deposit shall be delivered to Lender within five
     (5) Business Days of its receipt of Borrower's request for substitution;

          (iii) the Defeasance Deposit shall be held by a Person approved by Lender who is authorized to hold securities for the account of others with proper notations on its books and records showing the ownership of the Defeasance Collateral, pursuant to a trust or other agreement with terms satisfactory to Lender, and deposited in a cash collateral account which is an Eligible Account to be established under the sole dominion and control of Lender, and the Defeasance Collateral shall mature at the times and in such amounts as are sufficient to pay interest accrued at the Fixed Rate on the Defeasance Amount on each Interest Payment Date following defeasance (including the Maturity Date) and an amount equal to the Defeasance Amount on the Maturity Date;

          (iv) Borrower shall deliver all documentation reasonably required by Lender in connection with the Defeasance Deposit, including:

          (A)    cash collateral account agreement(s),

          (B)    security agreements,

          (C)    an Auditor's Letter confirming that, on a pro forma basis after
                                                           --- -----
          giving effect to the release, the Defeasance Collateral shall mature at the times and in such amounts as are sufficient to pay interest accrued at the Fixed Rate on the Defeasance Amount on each Interest Payment Date following defeasance (including the Maturity Date) and an amount equal to the Defeasance Amount on the Maturity Date, and attaching a copy of the pro forma
                                                                   --- -----
          analysis used in determining such compliance, and

          (D) opinions of counsel (subject to customary assumptions and qualifications reasonably satisfactory to Lender) stating, among other things, that:

               (1) the Defeasance Collateral has been duly and validly assigned and delivered to Lender for the benefit of the holders of the securities issued in connection with the securitization of the Converted Fixed Rate Loan,

               (2) the contemplated substitution will not have an adverse effect upon the REMIC eligibility of the trust created pursuant to the trust and servicing agreement entered into in connection with the securitization of the Converted Fixed Rate Loan,

               (3) Lender has a valid and enforceable first priority perfected Lien on the securities constituting the Defeasance Deposit and all proceeds thereof and distributions thereon,

               (4) the defeasance shall not cause the securitization or the assets backing the securities issued in the securitization to be treated as an "Investment Company" (as such term is defined in the Investment Company Act of 1940), all of which documents shall be satisfactory to Lender in all respects;

          (v) Borrower shall deliver evidence reasonably satisfactory to Lender that the posting of the Defeasance Deposit for the benefit of Lender does not constitute a preferential transfer pursuant to the provisions of
     Section 547(b) of the Bankruptcy Code in a bankruptcy proceeding by or against Borrower or the other Person, if any, providing the Defeasance Collateral, or Lender shall not release or reconvey the applicable Mortgage and Assignment of Rents until the applicable preference period shall have expired after the posting of the Defeasance Deposit;

          (vi) the Converted Debt Service Coverage Ratio for the immediately preceding twelve-month period in respect of all Properties subject to the Lien of the Mortgage on the defeasance date (excluding the Individual
                                                  ---------
     Property or Properties proposed to be released pursuant to this Section
                                                                     -------
     3.7) shall be not less than the greatest of (A) the Conversion Date Debt
     ---
     Service Coverage Ratio, (B) the Converted Debt Service Coverage Ratio for the immediately preceding twelve-month period in respect of all Properties subject to the Lien of the Mortgage on the defeasance date (including the
                                                                 ---------
     Individual Property or Properties proposed to be released pursuant to this
     Section 3.7) and (C) the Converted Debt Service Coverage Ratio for the most
     -----------
     recently-audited twelve-month period in respect of all

     Properties subject to the Lien of the Mortgage on the defeasance date (excluding the Individual Property or Properties proposed to be released
      ---------
     pursuant to this Section 3.7);
                      -----------

          (vii) prior to the posting of the Defeasance Deposit, written confirmation shall have been obtained from the Rating Agency that the defeasance will not result in a downgrade, withdrawal or qualification of the ratings then assigned to the securities issued in connection with the securitization of the Converted Fixed Rate Loan; and

          (viii) Borrower shall pay all reasonable costs and expenses incurred by all parties in connection with such substitution.

          All interest accruing on any Defeasance Deposit shall be transferred to the Debt Service Sub-Account of the Cash Collateral Account as part of the Account Collateral.


          IV.    CONDITIONS PRECEDENT
                 --------------------

          SECTION 4.1    CONDITIONS PRECEDENT TO CLOSING AND INITIAL REVOLVING
          -----------    -----------------------------------------------------
                         LOAN.
                         ----

          On the Closing Date, Lender shall have (i) executed and delivered to Borrower documents releasing Lender's interest in the Holdings Guaranty, the Holdings Security Agreement, the Holdings UCC Financing Statements, the Holdings Stock Power and the Holdings Pledged Shares, and (ii) returned the Holdings Pledged Shares to Holdings, and (iii) marked the Original Note to indicate that it has been amended and restated by the Promissory Note. In addition, the obligations of Lender to make the Initial Revolving Loan (including converting and continuing all or a portion of the Interim Funding Loan to a Revolving Loan) hereunder are subject to the satisfaction by Borrower of the following conditions precedent no later than the Closing Date:

          4.1.1          REPRESENTATIONS AND WARRANTIES; COMPLIANCE WITH
                         -----------------------------------------------
                         CONDITIONS.
                         ----------
The representations and warranties of Borrower contained in this Agreement and the other Loan Documents shall be true, correct and complete at and as of the Closing Date with the same effect as if made at and as of such date; the representations and warranties of HSP contained in the HSP Guaranty and HSP Security Agreement shall be true, correct and complete at and as of the Closing Date with the same effect as if made at and as of such date; no event shall have occurred and be continuing that would constitute, by reason of the execution, delivery or performance of this Agreement, the other Loan Documents, or the grant of the Liens on the Properties and other Collateral contemplated hereby, the making of any Revolving Loan (including the conversion of the Interim Funding Loan to a Revolving Loan), or the consummation of the other transactions contemplated by this Agreement or the other Loan Documents, a Default or an Event of Default; Borrower shall be in compliance with all terms and conditions set forth in this Agreement and in each other Loan Document on its part to be observed or performed; and HSP shall be in compliance with all terms and conditions set forth in the HSP Guaranty and the HSP Security Agreement on its part to be observed or performed.

          4.1.2          APPROVAL AND DELIVERY OF DOCUMENTS. Lender shall have
                         ----------------------------------
(i) approved the Property Agreements; and (ii) received an original executed counterpart of this Agreement, the Promissory Note, the Assignment and Assumption Agreement and the Environmental Indemnity, in each case, duly executed and delivered on behalf of Borrower, HSP, and/or the other relevant parties, as applicable.

          4.1.3          DELIVERY OF MORTGAGE AND ASSIGNMENT OF LEASES; TITLE
                         ----------------------------------------------------
INSURANCE; REPORTS; LEASES; SECURITY AGREEMENTS AND OTHER DOCUMENTATION.
-----------------------------------------------------------------------

               4.1.3.1   MORTGAGE AND ASSIGNMENT OF LEASES.  Lender shall have
                         ---------------------------------
     received from Borrower in respect of each Initial Collateral Property, fully executed and acknowledged counterparts of each applicable Mortgage, the 1413 Restated Mortgage, each applicable Assignment of Leases and the 1413 Restated Assignment of Leases, in each case together with evidence that counterparts of such Mortgage, 1413 Restated Mortgage, Assignment of Leases and 1413 Restated Assignment of Leases have been unconditionally delivered to the Title Company for recording in the appropriate land records so as to create or continue, as the case may be, a valid, enforceable and perfected first priority Lien upon the Initial Collateral Properties, in favor of Lender, subject only to Permitted Encumbrances.

               4.1.3.2   TITLE INSURANCE.  Lender shall have received the Title
                         ---------------
     Insurance Policy dated as of the date of recordation of the Mortgage and the 1413 Restated Mortgage. Lender also shall have received evidence that all premiums in respect of such Title Insurance Policy have been paid (or will be paid upon the Closing Date prior to or concurrently with the funding of the Initial Revolving Loan).

               4.1.3.3   SURVEY.  Lender shall have received a current Survey of
                         ------
     each Initial Collateral Property, in each case satisfactory to Lender.

               4.1.3.4   INSURANCE.  Lender shall have received either (A) valid
                         ---------
     certificates of insurance for the Policies of insurance required to be carried pursuant to Section 3.2 (on ACORD Form 27 with respect to property
                         -----------
     insurance Policies), evidencing (x) the issuance of such Policies, (y) the payment of all premiums (other than for earthquake insurance) through May 31, 1997, and (z) coverage which meets all of the requirements set forth in the Loan Documents, together with certified copies of all such Policies, or
     (B) original Policies evidencing the insurance coverage described in the foregoing clause (A).

               4.1.3.5   ENVIRONMENTAL REPORTS AND ENGINEERING REPORTS.  Lender
                         ---------------------------------------------
     shall have received the Environmental Reports and Engineering Reports in respect of each Initial Collateral Property, in each case satisfactory to Lender.

               4.1.3.6   ZONING.  Lender shall have received evidence reasonably
                         ------
     satisfactory to Lender indicating in a manner satisfactory to Lender that each Initial Collateral Property is in material compliance with applicable zoning requirements, including applicable zoning classification, permitted uses and set-back and parking requirements under applicable zoning laws, including, in the case of each Individual Property that constitutes a legal non-conforming use under applicable zoning requirements, evidence that such Individual Property may be rebuilt after a Casualty to the same condition, size and location as such Individual Property was immediately prior to such Casualty.

               4.1.3.7   HSP SECURITY AGREEMENT; HSP GUARANTY.  Lender shall
                         ------------------------------------
     have received from HSP fully executed and acknowledged counterparts of the HSP Security Agreement and the HSP Guaranty, a stock certificate representing all of the Pledged Shares together with a stock power, in blank, in each case duly executed and delivered on behalf of the parties thereto, together with evidence that appropriate UCC financing statements correctly prepared have been filed in the appropriate state and county offices so as to create a valid, enforceable and perfected first priority Lien on the Collateral.

               4.1.3.8   RESTRICTED ACCOUNT LETTER.  Lender shall have received
                         -------------------------
     from Borrower a Restricted Account Letter in respect of each of the Accounts, executed (or acknowledged, as applicable) by each party thereto.

          4.1.4          DELIVERY OF ORGANIZATIONAL DOCUMENTS.
                         ------------------------------------

               4.1.4.1   ORGANIZATIONAL DOCUMENTS OF BORROWER.  On the Closing
                         ------------------------------------
     Date, Borrower shall deliver or cause to be delivered to Lender an Officer's Certificate of Borrower dated the Closing Date (x) annexing Borrower's Organizational Documents and (y) certifying as to (1) Borrower's Organizational Documents having been duly executed, delivered, adopted and (to the extent required by applicable law) filed and remaining in full force and effect and unmodified as of the date of such certificate, (2) the due authorization, execution and delivery by Borrower of the Loan Documents to which it is a party, (3) Borrower being in good standing and qualified to do business in all jurisdictions where such qualification is required (and annexing a good standing certificate and authority to do business certificates of Borrower dated not more than twenty (20) days prior to the Closing Date), (4) resolutions of Borrower authorizing and approving the transactions contemplated by the Loan Documents and the execution and delivery thereof by Borrower in respect of the documents to which Borrower is a party, and (5) signatures and incumbency of all officers of Borrower in connection with the transactions contemplated by the Loan Documents; provided, however, that if Borrower shall fail to deliver a certificate of good standing for Borrower from the Secretary of State of the State of California on the Closing Date, such condition shall be waived as a condition to closing on the sole condition that, and in such event Borrower hereby agrees that, Borrower shall deliver such certificate to Lender no later than ten (10) Business Days after the Closing Date.

               4.1.4.2   ORGANIZATIONAL DOCUMENTS OF HSP.  On the Closing Date,
                         -------------------------------
     Borrower shall also deliver or cause to be delivered to Lender an Officer's Certificate of HSP dated the Closing Date (x) annexing HSP's Organizational Documents and (y) certifying as to (1) HSP's Organizational Documents having been duly executed, deliv-ered, adopted and (to the extent required by applicable law) filed and remaining in full force and effect and unmodified as of the date of such certificate, (2) the due authorization, execution and delivery by HSP of the HSP Guaranty, the HSP Security Agreement and the stock power pursuant to which the Pledged Shares are assigned in blank, (3) HSP being in good standing and qualified to do business in all jurisdictions where such qualification is required (and annexing a good standing certificate and authority to do business certificates of HSP dated not more than twenty
     (20) days prior to the Closing Date), (4) resolutions of HSP authorizing and approving the transactions contemplated by the HSP Guaranty and the HSP Security Agreement and the Loan Documents and the execution and delivery thereof by HSP in respect of the documents to which HSP is a party, and (5) signatures and incumbency of all officers of HSP in connection with the transactions contemplated by the HSP Guaranty, the HSP Security Agreement and the Loan Documents.

               4.1.4.3   BORROWER'S ORGANIZATIONAL DOCUMENTS.  Borrower's
                         -----------------------------------
     Organizational Documents shall be acceptable to Lender in its sole discretion.

          4.1.5     OPINIONS OF BORROWER'S COUNSEL. Lender shall have received
                    ------------------------------
(i) the opinion of Skadden, Arps, Slate, Meagher & Flom, counsel for Borrower, and (ii) the opinion of Ballard Spahr Andrews & Ingersoll, special counsel for Borrower in the State of Maryland, with respect to the Mortgage, the 1413 Restated Mortgage, the Assignment of Leases, the 1413 Restated Assignment of Leases and the other Loan Documents and such other matters as Lender shall request, each in form and substance satisfactory to Lender, dated as of the Closing Date and addressing such matters as Lender may request.

          4.1.6     BUDGETS. Borrower shall have delivered the Annual Operating
                    -------
Budgets for the Properties, in form and substance satisfactory to Lender.

          4.1.7     BASIC CARRYING COSTS AND OTHER IMPOSITIONS. Borrower shall
                    ------------------------------------------
have paid or caused to be paid all Basic Carrying Costs relating to the Properties which are in arrears, including (i) accrued but unpaid insurance premiums, (ii) currently due real estate taxes (including any in arrears), and
(iii) other currently due Impositions (other than Impositions that constitute Permitted Encumbrances).

          4.1.8     COMPLETION OF PROCEEDINGS. All corporate and other
                    -------------------------
proceedings taken or to be taken in connection with the transactions contemplated by this Agreement and the other Loan Documents and all documents incidental thereto shall be satisfactory in form and substance to Lender, and Lender shall have received all such counterpart originals or certified copies of such documents as Lender may reasonably request.

          4.1.9     PURCHASE CONTRACTS. Borrower shall have collaterally
                    ------------------
assigned all of its surviving rights and indem nities under the Purchase Contracts, to the extent permitted under the Purchase Contracts, to Lender by written instrument(s) in form and content satisfactory to Lender.

          4.1.10    ESTOPPEL CERTIFICATES AND ATTORNMENT AGREEMENTS. Borrower
                    -----------------------------------------------
shall have delivered estoppel certificates and subordination, non-disturbance and attornment agreements from (i) all existing tenants at the 1413 Research Boulevard Property and (ii) existing tenants demising not less than seventy percent (70%) of the rentable space at each Initial Collateral Property other than the 1413 Research Boulevard Property, each in form and content satisfactory to Lender. In addition, Borrower shall use all commercially reasonable efforts to deliver estoppel certificates and subordination, non-disturbance and attornment agreements from all other existing tenants at each Initial Collateral Property other than the 1413 Research Boulevard Property, each in form and content satisfactory to Lender.

          4.1.11    ACQUISITION OF PROPERTIES. On the Closing Date, prior to or
                    -------------------------
concurrently with the Initial Revolving Loan (including through escrow arrangements acceptable to Lender), Borrower shall have consummated the transactions contemplated in the Purchase Contracts in respect of the Initial Collateral Properties, in a manner consistent with the requirements of the Loan Documents. Such transactions shall be consummated prior to or simultaneously with the Initial Revolving Loan pursuant to escrow or other arrangements satisfactory to Lender.

          4.1.12    AEW EQUITY PLACEMENT. On or prior to the Closing Date,
                    --------------------
Lender shall have received certified copies of the Series V Stock Purchase Agreement, the Stockholders Agreement and the HSP Articles, each in form and substance satisfactory to Lender in its sole discretion, and HSP shall have consummated the AEW Equity Placement in a manner satisfactory to Lender.

          4.1.13    FUNDING OF ACCOUNTS. Borrower shall have deposited into the
                    -------------------
Cash Collateral Account the amounts set forth on Exhibit I (which amounts may
                                                 ---------
have been deposited prior to the Closing Date).

          4.1.14    NO MATERIAL ADVERSE EFFECT. No Material Adverse Effect (in
                    --------------------------
the sole opinion of Lender) shall have occurred.

          4.1.15    SECURITY INTERESTS. To the extent not otherwise satisfied
                    ------------------
pursuant to Section 4.1.3, Lender shall have received evidence reasonably
            -------------
satisfactory to it that Borrower and HSP shall have taken or caused to be taken all such actions, executed and delivered or caused to be executed and delivered all such agreements, documents and instruments, and made or caused to be made all such filings and recordings that may be necessary or, in the opinion of Lender, desirable in order to create in favor of Lender, a valid and (upon such filing and recording) perfected first priority Liens on all Collateral.

          4.1.16    ADVISORY FEE; ORIGINATION FEE. Borrower shall have paid to
                    -----------------------------
Lender on the Closing Date an advisory fee of $187,500 (i.e., 0.25% of $75.0 million) and an origination fee of $562,500 (i.e., 0.75% of $75.0 million).

          4.1.17    OUT-OF-POCKET EXPENSES. Borrower shall have paid to Lender
                    ----------------------
on the Closing Date an amount sufficient to reimburse Lender for Lender's reasonable out-of-pocket expenses (including reasonable attorneys' and other consultants' fees and expenses), in an amount up to a maximum of Four Hundred Thousand Dollars ($400,000), plus the reasonable attorneys' fees and expenses incurred in connection with the analysis and resolution of Maryland transfer and mortgage recording tax issues, in an amount up to a maximum of Fifteen Thousand Dollars ($15,000), in connection with the Interim Funding Loan, the preparation, negotiation, execution and delivery of the Original Loan Agreement, the First Restated Loan Agreement, the Loan Documents and the consummation of the transactions contemplated thereby (other than the addition of any properties, other than Initial Collateral Properties, as Individual Properties).

          4.1.18    RECORDING INSTRUCTIONS. Borrower and Lender shall have
                    ----------------------
delivered to the Title Company recording instructions, and the conditions thereunder to delivering the Title Policy and recording the Mortgage, the 1413 Restated Mortgage, the Assignment of Leases and the 1413 Restated Assignment of Leases, and releasing funds in accordance with such instructions, shall have been satisfied.

          4.1.19    PROPERTY MANAGEMENT. Lender shall have approved the relevant
                    -------------------
Property Manager and Management Agreement with respect to any Individual Property that is not managed by Borrower.

          4.1.20    NO CONDEMNATION. No portion of any Individual Property shall
                    ---------------
have been condemned or threatened with condemnation by any Governmental Authority (except for that portion of the 1413 Research Boulevard Property that is subject to pending condemnation proceedings as identified on
Schedule VII).
------------

          4.1.21    NO CASUALTY. No portion of any Individual Property shall
                    -----------
have been damaged or destroyed by fire or other casualty and not fully restored to Lender's satisfaction.

          4.1.22    1413 RESEARCH BOULEVARD PROPERTY REQUIREMENTS. Borrower
                    ---------------------------------------------
shall have commenced to perform, and shall be diligently pursuing to completion, the following obligations:

          (i) Borrower shall permanently close the 20,000 gallon heating oil underground storage tank ("UST") and the 5,000 gallon diesel oil UST currently present at 1413 Research Boulevard Property, in compliance with all applicable federal and state laws. Borrower shall obtain from such regulatory agency written approval of the closure of the two USTs and written confirmation that no further action is required with respect to such USTs. Borrower shall promptly provide a copy of such approval and confirmation to Lender; and

          (ii) Borrower shall retain a state-accredited asbestos consultant to develop an O&M Program for the asbestos-containing materials detected in the buildings located on the 1413 Research Boulevard Property. As used herein, "O&M Program" means an operation and maintenance program for ACMs that is consistent with the recommendations in the Environmental Protection Agency's "Managing Asbestos in Place, A Building Owner's Guide to Operations and Maintenance Programs for Asbestos-Containing Materials." Borrower shall comply with all elements of the O&M Program. Borrower shall promptly provide a copy of such O&M Program to Lender.

          4.1.23    INTEREST RATE CAP AGREEMENT. Borrower shall have delivered
                    ---------------------------
an original or faxed copy of the cap confirmation in respect of an Interest Rate Cap Agreement providing for monthly payments to Borrower equal to the product of (x) the excess of one-month LIBOR over 8.0% per annum and (y) a notional amount not less than the amount of the Initial Revolving Loan, an Assignment of Interest Rate Cap Agreement dated as of the Closing Date and duly executed by Borrower in respect of the Interest Rate Cap Agreement and cap confirmation, a consent duly executed by the counterparty to the Interest Rate Cap Agreement and cap confirmation, substantially in the form attached to the Assignment of Interest Rate Cap Agreement as Exhibit B thereto, and evidence reasonably satisfactory to Lender that (x) it has, as security for the Indebtedness (subject to the Permitted Encumbrances), a first priority, perfected security interest in the Interest Rate Cap Agreement and cap confirmation and that (y) Borrower has irrevocably directed the counterparty to the Interest Rate Cap Agreement and cap confirmation to make payments under the Interest Rate Cap Agreement and cap confirmation directly to the Sweep Account; provided, however, that if Borrower shall fail to deliver the cap confirmation described in clause (i) above and/or the consent described in clause (iii) above on the Closing Date, such condition shall be waived as a condition to closing on the sole condition that, and in such event Borrower hereby agrees that, Borrower shall deliver such cap confirmation and consent to Lender no later than one (1) Business Day after the Closing Date.

          4.1.24    OTHER DOCUMENTS. Lender shall have received such other
                    ---------------
documents, agreements, certificates or instruments as Lender deems appropriate or necessary.

          SECTION 4.2    CONDITIONS PRECEDENT TO ADDITION OF PROPERTIES.
                         ----------------------------------------------
(a) From time to time until six (6) calendar months prior to the Maturity Date (but in no event on or after the date Borrower delivers the Conversion Notice to Lender), Borrower may deliver written notice to Lender of those properties that Borrower wishes to acquire and for which Borrower requests credit for purposes of determining the Borrowing Base. Following timely receipt of such a request and receipt of such information and materials from Borrower as Lender may request, Lender will promptly perform such review and other investigations as it may deem to be necessary or appropriate. Lender will exercise reasonable efforts to provide Borrower with a preliminary assessment of whether Lender will prohibit Borrower from acquiring the property or properties within fifteen (15) Business Days after Borrower's request to acquire the property or properties. In addition, Lender will exercise reasonable efforts to complete Lender's analysis in no more than sixty (60) days after receiving all requested information in a form satisfactory to Lender. Borrower shall pay or reimburse Lender's reasonable out-of-pocket costs and expenses (including reasonable attorneys' and other consultants' fees and expenses), in an amount up to a maximum of Twenty Thousand Dollars ($20,000) for Borrower's request in respect of each property to be added as an Individual Property and corresponding increase in the Borrowing Base, in evaluating each property proposed to become an additional Individual Property and, if approved, causing it to secure the Indebtedness. Lender shall not be required to consider Borrower's requests in respect of the acquisition of more than five (5) properties during any calendar month.

          (b) Notwithstanding anything to the contrary contained herein, Lender shall have the right, in its sole and absolute good faith discretion, to elect not to permit Borrower to acquire any particular parcel or parcels of real property or accept any parcel or parcels of real property as Collateral. If Lender elects not to permit Borrower to acquire the applicable property, it shall promptly give notice to Borrower, and Borrower shall not proceed to acquire such property. If Lender elects to allow Borrower to acquire the applicable property, upon satisfaction in full of the conditions precedent set forth below, Lender shall, calculate the Borrowing Base based upon the inclusion of each such Individual Property and give written notice thereof to Borrower. Revisions to the Borrowing Base shall be effective upon the effectiveness of notices given by Lender to Borrower as provided in the previous sentence. Any Individual Property approved by Lender pursuant to this Section 4.2 shall secure all of the Indebtedness (unless Lender
                 -----------
determines that such Individual Property shall secure less than all of the Indebtedness). In any event, no property shall be acquired by Borrower or considered in calculating the Borrowing Base unless each of the following conditions precedent is satisfied, all as determined by Lender in its sole and absolute good faith discretion:

          4.2.1          REPRESENTATIONS AND WARRANTIES; COMPLIANCE WITH
                         -----------------------------------------------
CONDITIONS. The representations and warranties of Borrower and HSP contained in
----------
this Agreement and the other Loan Documents shall be true and correct in all material respects at and as of each Drawdown Date, with the same effect as if made at and as of each such Drawdown Date and in respect of the state of facts in existence at and as of each such Drawdown Date, and no event shall have occurred and be continuing that would constitute, by reason of the execution, delivery and performance of this Agreement or the other Loan Documents, the grant of the Lien on the Properties which have been included in the Mortgage, contemplated hereby, the making of the Revolving Loan, or the consummation of the other transactions contemplated by this Agreement or the other Loan Documents, a Default or an Event of Default and no Default or Event of Default would occur as a result of the making of the Revolving Loan; and Borrower and HSP shall be in compliance in all material respects with all terms and conditions set forth in this Agreement and in each other Loan Document on its part to be observed or performed.

          4.2.2          MORTGAGE, ASSIGNMENT OF LEASES AND/OR AMENDMENTS.
                         ------------------------------------------------
Lender shall have received from Borrower, at Lender's option, (i) fully executed and acknowledged counterparts of the Mortgage and the Assignment of Leases in respect of the applicable Individual Property, and/or (ii) fully executed and acknowledged amendments to the applicable Mortgage, the applicable Assignment of Leases and any other Loan Documents, as required by Lender, together with evidence that counterparts of such Mortgage, Assignment of Leases or amendments, as the case may be, have been unconditionally delivered to the Title Company for recording in the appropriate land records so as to create a valid, enforceable and perfected first priority Lien upon the applicable Individual Property, in favor of Lender, subject only to Permitted Encumbrances.

          4.2.3          TITLE INSURANCE.  Lender shall have received the Title
                         ---------------
Insurance Policy (or modification endorsements to the Title Insurance Policy previously issued to Lender, as required by Lender) dated as of the date of recording or filing the applicable Mortgage or amendment to the Mortgage, as the case may be, in respect of the applicable Individual Property. Lender also shall have received evidence that all premiums in respect of such Title Insurance Policy have been paid (or will be paid prior to or concurrently with the advance of the Revolving Loan).

          4.2.4          SURVEY.  Lender shall have received a cur  rent Survey
                         ------
of the applicable Individual Property, satisfactory to Lender.

          4.2.5          TITLE.  The property shall be 100% owned in fee simple
                         -----
or ground leased by Borrower, and shall be unencumbered by any Lien (other than the Permitted Encumbrances);

          4.2.6          INSURANCE.  Lender shall have received either (A) valid
                         ---------
certificates of insurance for the Policies of insurance required to be carried pursuant to Section 3.2 (on ACORD Form 27 with respect to property insurance
            -----------
Policies), evidencing (x) the issuance of such Policies, (y) the payment of all premiums due and payable for the existing policy period, and (z) coverage which meets all of the requirements set forth in the Loan Documents, together with certified copies of all such Policies, or (B) original Policies evidencing the insurance coverage described in the foregoing clause (A).

          4.2.7          ENVIRONMENTAL REPORTS AND ENGINEERING REPORTS.  Lender
                         ---------------------------------------------
shall have received the Environmental Reports and Engineering Reports in respect of the applicable Individual Property, satisfactory to Lender, and Lender shall be satisfied with any potential Environmental Liability.

          4.2.8          ZONING.  Lender shall have received evidence reasonably
                         ------
satisfactory to Lender indicating in a manner satisfactory to Lender that the applicable Individual Property is in material compliance with applicable zoning requirements, including applicable zoning classification, permitted uses and set-back and parking requirements under applicable zoning laws, including, in the case of each Individual Property that constitutes a legal non-conforming use under applicable zoning requirements, evidence that such Individual Property may be rebuilt after a Casualty to the same condition, size and location as such Individual Property was immediately prior to such Casualty.

          4.2.9          HSP SECURITY AGREEMENT; HSP GUARANTY.  Lender shall
                         ------------------------------------
have received from Borrower fully executed and acknowledged counterparts of the HSP Security Agreement and the HSP Guaranty (to the extent not previously delivered to Lender) or any amendments thereto required by Lender, in each case duly executed and delivered on behalf of the parties thereto, together with evidence that appropriate UCC financing statements correctly prepared have been filed in the appropriate state and county offices so as to create a valid, enforceable and perfected first priority Lien on the Collateral in respect of the applicable Individual Property.

          4.2.10         OTHER LOAN DOCUMENTS.  Lender shall have received from
                         --------------------
Borrower or HSP, as the case may be, any additional loan documentation, Loan Documents or amendments to Loan Documents as reasonably required by Lender to reflect such increase in the Borrowing Base and the inclusion of each Property as security for the entire Loan, all of which must be reasonably satisfactory to Lender in all respects.

          4.2.11         DELIVERY OF ORGANIZATIONAL DOCUMENTS. On or before the
                         ------------------------------------
date of recording or filing such Mortgage or other Loan Documents or amendments thereto in respect of the applicable Individual Property, Borrower shall deliver or cause to be delivered to Lender copies certified by Borrower of all organizational documentation related to Borrower and HSP and any successor to either of the foregoing by merger or consolidation (to the extent not previously delivered to Lender) and/or the formation, structure, existence, status of HSP (or any successor to HSP by merger or consolidation) as a real estate investment trust, and evidence satisfactory to Lender of the good standing and/or qualification of Borrower and HSP (or any successor to either of the foregoing by merger or consolidation) to do business in the appropriate jurisdictions, to the extent the same have not been previously delivered to Lender and the passage of time or a change of circumstances has not made such prior deliveries out-of-date.

          4.2.12         OPINIONS OF BORROWER'S COUNSEL.  Lender shall have
                         ------------------------------
received opinions of counsel for Borrower (who shall be satisfactory to Lender) in the State with respect to added Properties and with respect to Borrower, the Mortgage, the Assignments of Leases and/or the other applicable Loan Documents, each in form and substance reasonably satisfactory to Lender, dated as of the date of recording or filing of such Mortgage with respect to the applicable Property and addressing such matters as Lender may reasonably request.

          4.2.13         BUDGETS.  Borrower shall have delivered the Annual
                         -------
Operating Budgets for the applicable Individual Property and the Properties, each in form and substance satisfactory to Lender.

          4.2.14         BASIC CARRYING COSTS AND OTHER IMPOSITIONS. Borrower
                         ------------------------------------------
shall have paid or caused to be paid all Basic Carrying Costs relating to the applicable Individual Property which are in arrears, including (i) accrued but unpaid insurance premiums, (ii) currently due real estate taxes (including any in arrears), and (iii) other currently due Impositions (other than those that constitute Permitted Encumbrances).

          4.2.15         COMPLETION OF PROCEEDINGS.  All corporate and other
                         -------------------------
proceedings taken or to be taken in connection with the transactions contemplated by this Agreement and the other Loan Documents and all documents incidental thereto shall be satisfactory in form and substance to Lender, and Lender shall have received all such counterpart originals or certified copies of such documents as Lender may reasonably request.

          4.2.16         PURCHASE CONTRACTS. Borrower shall have col laterally
                         ------------------
assigned all of its surviving rights and indemnities under the Purchase Contracts in respect of the applicable Individual Property, to the extent permitted under such Purchase Contracts, to Lender by written instrument(s) in form and content satisfactory to Lender.

          4.2.17         ESTOPPEL CERTIFICATES AND ATTORNMENT AGREEMENTS.
                         -----------------------------------------------
Borrower shall have delivered estoppel certificates and subordination, non-disturbance and estoppel certificates from existing tenants demising not less than seventy percent (70%) of the rentable space at each Individual Property, each in form and content satisfactory to Lender. In addition, Borrower shall use all commercially reasonable efforts to deliver estoppel certificates and subordination, non-disturbance and attornment agreements from all other existing tenants at each Individual Property, each in form and content satisfactory to Lender.

          4.2.18         ACQUISITION OF PROPERTIES.  Concurrently with the
                         -------------------------
funding of the applicable Revolving Loan, Borrower shall have consummated the transactions contemplated in the Purchase Contracts, in a manner consistent with the requirements of the Loan Documents. Such transactions shall be consummated simultaneously with the funding of the applicable Revolving Loan pursuant to escrow arrangements satisfactory to Lender.

          4.2.19         FUNDING OF ACCOUNTS.  Borrower shall have deposited
                         -------------------
into the Cash Collateral Account the amounts contemplated by this Agreement or otherwise reasonably required by Lender, if applicable.

          4.2.20         NO MATERIAL ADVERSE EFFECT.  No Material Adverse Effect
                         --------------------------
(in the sole opinion of Lender) shall have occurred.

          4.2.21         NO CONDEMNATION.  No portion of the applicable
                         ---------------
Individual Property shall have been condemned or threatened with condemnation by any Governmental Authority.

          4.2.22         NO CASUALTY.  No portion of the applicable Individual
                         -----------
Property shall have been damaged or destroyed by fire or other casualty and not fully restored to Lender's satisfaction prior to any funding with respect thereto.

          4.2.23         SECURITY INTERESTS.  To the extent not otherwise
                         ------------------
satisfied pursuant to Section 4.2, Lender shall have received evidence
                      -----------
reasonably satisfactory to it that Borrower and HSP shall have taken or caused to be taken all such actions, executed and delivered or caused to be executed and delivered all such agreements, documents and instruments, and made or caused to be made all such filings and recordings that may be necessary or, in the opinion of Lender, desirable in order to create in favor of Lender, valid and (upon such filing and recording) perfected first priority Liens on all Collateral.

          4.2.24         OUT-OF-POCKET EXPENSES.  Borrower shall have paid to
                         ----------------------
Lender an amount sufficient to reimburse Lender for Lender's reasonable out-of-pocket expenses (including reasonable attorneys' and other consultants' fees and expenses), in an amount up to a maximum of Twenty Thousand Dollars ($20,000), in connection with Lender's evaluation of each proposed Individual Property and the satisfaction of conditions required to make the applicable Revolving Loan in respect of such Individual Property.

          4.2.25         RECORDING INSTRUCTIONS.  Borrower and Lender shall have
                         ----------------------
delivered to the Title Company recording instructions, and the conditions thereunder to delivering the Title Policy and recording the applicable Mortgage or amendment to the applicable Mortgage, as the case may be, and the applicable Assignment of Leases or amendment thereto, and releasing funds in accordance with such instructions, shall have been satisfied, if required by Lender in its sole discretion.

          4.2.26         PROPERTY MANAGEMENT.  Lender shall have approved the
                         -------------------
Manager and Management Agreement with respect to the applicable Individual Property, if such Individual Property is not managed by Borrower.

          4.2.27         ADDITIONS TO SCHEDULES AND EXHIBITS.  Borrower shall
                         -----------------------------------
have delivered to Lender such additions to the Schedules and Exhibits hereof and to the schedules and exhibits to the other Loan Documents as relate to the applicable Individual Property, which additions shall be satisfactory to Lender in its sole discretion.

          4.2.28 OTHER DOCUMENTS.  Lender shall have received such other
                 ---------------
documents, agreements, certificates or instruments as Lender deems appropriate or necessary.

          SECTION 4.3    CONDITIONS PRECEDENT TO ALL BORROWINGS. The obligations
                         --------------------------------------
of Lender to make any Revolving Loan (including the Initial Revolving Loan), whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

          4.3.1          BORROWING BASE.  After giving effect to the Revolving
                         --------------
Loan to be made pursuant to the Completed Loan Request, the outstanding amount of the Revolving Loan shall not exceed the Borrowing Base then in effect.

          4.3.2          PERMITTED PURPOSE.  The proceeds of the Revolving Loan
                         -----------------
shall be used for the purposes set forth in Section 2.2.
                                            -----------

          4.3.3          REPRESENTATIONS TRUE; NO EVENT OF DEFAULT.  Each of the
                         -----------------------------------------
representations and warranties of Borrower and HSP contained in this Agreement and the other Loan Documents shall be true at and as of the date as of which they were made and also shall be true at and as of the time of the making of each Revolving Loan, with the same effect as if made at and as of each such time and in respect of the state of facts in existence at and as of each such time, including in respect of any addition Individual Properties that have been accepted by Lender after the Closing Date (except to the extent of changes resulting from transactions contemplated or not prohibited by this Agreement or the other Loan Documents); and no Default or Event of Default under this Agreement shall have occurred and be continuing on the date of any Completed Loan Request or on the Drawdown Date of any Revolving Loan.

          4.3.4          COMPLIANCE CERTIFICATE.  Borrower shall have delivered
                         ----------------------
to Lender a Compliance Certificate signed by the Chief Financial Officer, Chief Executive Officer or Chief Operating Officer of Borrower setting forth computations evidencing that (y) after taking into account such requested Revolving Loan, amounts are available within the Borrowing Base to make such Revolving Loan and (z) the aggregate outstanding principal amount of the Revolving Loans does not exceed the Borrowing Base on a pro forma basis after
                                                        ---------
giving effect to the requested Revolving Loan, together with a copy of the pro
                                                                           ---
forma analysis used in determining such compliance, and certifying that, both
-----
before and after giving effect to such requested Revolving Loan, no Default or Event of Default exists or will exist, and no Default or Event of Default will exist as of the Drawdown Date or immediately thereafter.

          4.3.5          DATE DOWN ENDORSEMENT.  In the case of any loan request
                         ---------------------
under Section 2.1.3 with respect to any Title Insurance Policy which requires
      -------------
rechecking of title as a condition to insuring the priority of the applicable Mortgage with respect to future advances, Lender shall have received verbal confirmation from the Title Company (to be followed by a date down endorsement to the applicable Title Insurance Policy) that there have been no changes to the title to or encumbrances upon the Properties, other than as may have been permitted pursuant to this Agreement.

          4.3.6          NO LEGAL IMPEDIMENT.  No change shall have occurred in
                         -------------------
any law or regulations thereunder or interpretations thereof that in the reasonable opinion of Lender would make it illegal or unprofitable for Lender to make such Revolving Loan.

          4.3.7          NO MATERIAL ADVERSE EFFECT.  No Material Adverse Effect
                         --------------------------
shall have occurred.

          4.3.8          ADDITIONS TO SCHEDULES AND EXHIBITS.  Borrower shall
                         -----------------------------------
have delivered to Lender such additions to the Schedules and Exhibits hereof and to the schedules and exhibits to the other Loan Documents as may be applicable, which additions shall be satisfactory to Lender in its sole discretion.

          4.3.9          GROUND LEASE REQUIREMENTS.  Borrower shall have
                         -------------------------
delivered each of the following to Lender, in respect of each Individual Property ground leased by Borrower:

                 4.3.9.1      GROUND LEASE.  Borrower shall have delivered
                              ------------
     to Lender an executed or conformed, certified copy of each ground lease and all amendments thereto, together with all documents related thereto which ground lease (as amended) and related documents shall be satisfactory to Lender in its sole discretion. Each such ground lease (as amended) shall be in full force and effect and no term or condition thereof shall have been further modified or amended or waived. No Person shall have failed in any material respect to perform any material term or condition of such ground lease (as amended) or related agreements.

                 4.3.9.2      ESTOPPEL AND CONSENT AGREEMENT.  Borrower
                              ------------------------------
     shall have delivered to Lender an original estoppel certificate and consent agreement in form and substance satisfactory to Lender, duly executed and delivered by the ground lessor.

                 4.3.9.3      LOAN DOCUMENT AMENDMENTS.  Borrower shall agree to
                              ------------------------
     all amendments to the Loan Documents required by Lender in its sole and absolute good faith discretion to ensure the validity and perfection of the Lien in favor of Lender on each Individual Property ground leased by Borrower, and Borrower shall execute and deliver all such amendments to Lender.

          4.3.10 INTEREST RATE CAP AGREEMENT.  Borrower shall have delivered an
                 ---------------------------
original or faxed copy of the cap confirmation providing for monthly payments equal to the product of (x) the excess of one-month LIBOR over 8.0% per annum and (y) a notional amount not less than the aggregate amount of all outstanding Revolving Loans (after giving effect to the proposed advance of the applicable Revolving Loan), an Assignment of Interest Rate Cap Agreement dated as of the applicable Drawdown Date and duly executed by Borrower in respect of the foregoing Interest Rate Cap Agreement (to the extent not previously delivered to Lender) and cap confirmation, a consent duly executed by the counterparty to the applicable Interest Rate Cap Agreement (to the extent not previously delivered by Lender) and cap confirmation, substantially in the form attached to the Assignment of Interest Rate Cap Agreement as Exhibit B thereto, and evidence reasonably satisfactory to Lender that (x) it has, as security for the Indebtedness (subject to the Permitted Encumbrances), a first priority, perfected security interest in the applicable Interest Rate Cap Agreement and cap confirmation and (y) Borrower has irrevocably directed the counterparty to the applicable Interest Rate Cap Agreement and cap confirmation to make payments under the applicable Interest Rate Cap Agreement and cap confirmation directly to the Sweep Account; provided, however, that if Borrower shall fail to deliver the cap confirmation described in clause (i) above and/or the consent described in clause (iii) above on or prior to the date on which Lender is otherwise obligated to make a Revolving Loan hereunder, such condition shall be waived as a condition to the making of such Revolving Loan on the sole condition that, and in such event Borrower hereby agrees that, Borrower shall deliver such cap confirmation and consent to Lender no later than one (1) Business Day after the date on which Lender makes such Revolving Loan.

          4.3.11 REQUIRED INTEREST DEPOSIT.  Borrower shall have deposited in
                 -------------------------
the Cash Collateral Account, for allocation to the Debt Service Sub-Account, the amount (if any) required pursuant to Section 3.1.8.2.
                                     ---------------

          SECTION 4.4    EXPIRATION.  No Revolving Loans shall be made after the
                         ----------
earlier to occur of (i) March 31, 1999 or (ii) the date Borrower delivers the Conversion Notice to Lender.


          V.    REPRESENTATIONS AND WARRANTIES
                ------------------------------

          SECTION 5.1    BORROWER REPRESENTATIONS.  Borrower represents and
          -----------    ------------------------
warrants (which representations and warranties shall survive Borrower's delivery of the Promissory Note, the making of the Revolving Loans and the conversion of Revolving Loans to the Converted Fixed Rate Loan, until the payment in full of all incurred Indebtedness, the performance of all other obligations of Borrower and HSP under the Loan Documents and the termination of (x) all commitments of Lender to make Revolving Loans to Borrower and (y) any obligation of Lender to convert Revolving Loans to the Converted Fixed Rate Loan), on and as of the Closing Date, on and as of each Drawdown Date, on and as of each date that a property becomes an Individual Property and on and as of the Conversion Date, that:

          5.1.1          ORGANIZATION.  Borrower is a corporation duly organized
                         ------------
and validly existing and in good standing as a corporation under the laws of the State of Maryland, with requisite corporate power and authority to own its properties and to transact the businesses contemplated in this Agreement and the other Loan Documents. Borrower is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with its properties, businesses and operations, and the execution and delivery of this Agreement and each other Loan Document to which it is a party, and to consummate the transactions contemplated hereby and thereby. Borrower possesses all material rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own its properties and to transact the businesses in which it is now engaged. Borrower's Organizational Documents are set forth on Schedule XI, have been duly executed, delivered and,
                           -----------
to the extent required by applicable law filed, and are in full force and effect in accordance with their terms and have not been modified or amended. The sole shareholder of Borrower is HSP. All of the shareholders of the stock of HSP are identified on Schedule VI hereto. Borrower has no Subsidiaries and
              -----------

Borrower is not a general partner or a limited partner in any partnership or member in any limited liability company.

          5.1.2          CAPITALIZATION.
                         --------------

                 5.1.2.1      CAPITALIZATION OF BORROWER.  The authorized stock
                              --------------------------
     of Borrower consists of an aggregate of 1,000 shares consisting of 1,000 shares of common stock, par value $0.01 per share, of which 1,000 shares are duly and validly issued and outstanding, each of which shares is fully paid and nonassessable. All of such shares of common stock are owned beneficially and of record by HSP. There are no (x) outstanding Equity Rights with respect to Borrower, (y) outstanding obligations of Borrower, HSP or Holdings or of any Subsidiary of Borrower, to repurchase, redeem, or otherwise acquire any shares of stock of Borrower or (z) outstanding obligations of Borrower, HSP or Holdings or of any Subsidiary of Borrower to make payments to any Person, such as "phantom stock" payments, where the amount of the payment is calculated with reference to the fair market value or equity value of Borrower.

                 5.1.2.2      ORGANIZATION AND CAPITALIZATION OF HSP.  The
                              --------------------------------------
     authorized stock of HSP consists of an aggregate of 200,000 shares consisting of 65,000 shares of common stock, par value $0.01 per share, of which 1,000 shares are duly and validly issued and outstanding, each of which shares is fully paid and nonassessable, 70,000 shares of Excess Stock, par value $0.01 per share, and 65,000 shares of preferred stock, par value $0.01 per share, of which 125 shares have been classified as Series T Preferred Stock, of which 12 shares are issued and outstanding, 250 shares have been classified as Series U Preferred Stock, of which 220 shares are issued and outstanding and 50,000 shares have been classified as Series V Preferred Stock, of which 16,000 shares will be issued and outstanding as of the closing of the AEW Equity Placement. Such shares of common stock are owned beneficially and of record by Holdings, and the Series U and Series T Preferred Stock are owned of record by the Persons noted on Schedule VI as
                                                                 -----------
     the owners of such shares, and the Series V Preferred Stock is owned of record by AEW. Other than the Series U Preferred Stock, the Series T Preferred Stock, the Series V Preferred Stock, the 1995 Employee Substitute Stock Option Plan, the 1995 Non-Employee Director Substitute Stock Option Plan, the 1996 Employee Stock Option Plan, the 1996 Non-Employee Director Stock Option Plan, the Amended and Restated 1996 Stock Option Plan, the Series V Stock Purchase Agreement, the Stockholders Agreement and the HSP Articles, true and complete copies of which have heretofore been provided to Lender, there are no (x) outstanding Equity Rights with respect to HSP,
     (y) outstanding obligations of HSP or Holdings or of any Subsidiary of HSP, to repurchase, redeem, or otherwise acquire any shares of stock of HSP or
     (z) outstanding obligations of HSP or Holdings or of any Subsidiary of HSP to make payments to any Person, such as "phantom stock" payments, where the amount of the payment is calculated with reference to the fair market value or equity value of HSP. HSP's Organizational Documents are as set forth on
     Schedule XII, have been duly executed, delivered and, to the extent
     ------------
     required by applicable law filed, and are in full force and effect in accordance with their terms and have not been modified or amended.

          5.1.3          PROCEEDINGS.  Borrower has taken all necessary
                         -----------
corporate action to authorize the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party. This Agreement and such other Loan Documents to which Borrower is a party have been duly executed and delivered by or on behalf of Borrower, and constitute legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

          5.1.4          NO CONFLICTS.  The execution, delivery and
                         ------------
performance by Borrower of the Loan Documents to which it is a party will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien, charge or encumbrance (other than pursuant to the Loan Documents) upon any property or assets of Borrower pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, partnership agreement or other material agreement or instrument to which it is a party or by which it is bound or to which its property or assets are subject, nor will such action result in any material violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Borrower, or over any of its properties or assets, and any consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental agency or body required for the execution, delivery and performance by Borrower, of the Loan Documents to which it is a party has been obtained and is in full force and effect.

          5.1.5          LITIGATION.  Except as set forth on Exhibit J, there
                         ----------                          ---------
are no actions, suits or proceedings at law or in equity by or before any Governmental Authority or other agency now pending or, to Borrower's knowledge, threatened against or affecting Borrower, HSP, any Individual Property or any other Assets of Borrower or any tangible or intangible assets of HSP which have or could reasonably be expected to have a Material Adverse Effect.

          5.1.6          AGREEMENTS.  Borrower is not in default in any material
                         ----------
respect in the performance, observance or fulfillment of any of the material obligations, covenants or conditions contained in any material agreement or instrument to which it is a party or by which Borrower or any Individual Property is bound. All of the Property Agreements currently in effect are set forth on Schedule I hereto.
         ----------

          5.1.7          TITLE.  Borrower has good and marketable title in fee
                         -----
simple or under an insured ground leased to the real property comprising part of each Individual Property owned or ground leased, as applicable by Borrower on the date the representation is made and good title to the balance of each such Individual Property and to all of its other Assets, in each case, after giving effect to the transactions contemplated by the Loan Documents, free and clear of all Liens whatsoever except the Permitted Encumbrances. The Mortgage, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (i) a valid, perfected, first priority Lien on each Property subject only to Permitted Encumbrances, and (ii) perfected, first priority security interests in and to, and perfected, first priority collateral assignments of, all personalty (including the Leases) which can be perfected by the filing of financing statements, all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances. Except for (y) any Permitted Encumbrance and (z) any Liens or claims for work, labor or materials in respect of the 1413 Research Boulevard Property that do not appear as exceptions to the Title Insurance Policy for the 1413 Research Boulevard Property and that result solely from the renovation that is in progress on the Closing Date at the 1413 Research Boulevard Property, after giving effect to the transactions contemplated by the Loan Documents, there are no Liens or claims for work, labor or materials affecting the Properties which are or may be prior to, or of equal priority with, the Liens created by the Loan Documents.

          5.1.8          NO BANKRUPTCY FILING.  Borrower has not filed and is
                         --------------------
not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of its assets or property, and Borrower has no knowledge of any Person contemplating the filing of any such petition against Borrower.

          5.1.9          FULL AND ACCURATE DISCLOSURE.  Taken as a
                         ----------------------------
whole, this Agreement and the other Loan Documents do not contain any untrue statement of a material fact or omit to state any material fact (other than a fact previously disclosed to Lender in writing, including any fact disclosed on
Schedule III attached hereto) necessary to make the statements contained herein
------------
or therein, taken as a whole, not materially misleading. There is no material fact presently known to Borrower or any Affiliate of Borrower which has not been disclosed to Lender which has had or could reasonably be expected to have a Material Adverse Effect.

          5.1.10         TAX FILINGS; IMPOSITIONS.  Borrower has filed all
                         ------------------------
material federal, state and local tax returns required to be filed and has paid or made adequate provision for the payment of all material federal, state and local taxes, charges, assessments, fees and other governmental charges upon Borrower or any of its properties, incomes or franchises or otherwise payable by it. Borrower has paid all ground rents due in connection with all Properties ground leased by Borrower. The tax returns of Borrower, if any, properly reflect its income and taxes for the periods covered thereby. All material past-due Impositions in respect of the Properties have been paid, together with all interest and penalties due in connection therewith, except for any such Impositions, interest and penalties that are being contested in good faith in accordance with the provisions of the Loan Documents (including the provisions of Section 6.1.20).
   --------------

          5.1.11         COMPLIANCE.  Except as set forth on Exhibit N, Borrower
                         ----------                          ---------
and each Individual Property and the use thereof comply in all material respects with all applicable Legal Requirements, including building and zoning ordinances and codes, except where such non-compliance could not reasonably be expected to have a Material Adverse Effect. Borrower is not in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority, the violation of which could reasonably be expected to have a Material Adverse Effect.

          5.1.12         USE OF PROCEEDS.  Borrower's use of the proceeds of the
                         ---------------
Applicable Loan is solely for the purposes described in Section 2.2.
                                                        -----------

           5.1.13        FINANCIAL INFORMATION.  All financial data, including
                         ---------------------
the balance sheets, statements of cash flow and income and operating expense, that have been delivered to Lender (collectively, the "Financial Statements") in respect of each Individual Property, Borrower and HSP (i) fairly present the financial condition of such Individual Property, Borrower or HSP, as applicable, as of the date of such reports in all material respects, and (ii) have been prepared in accordance with GAAP consistently applied throughout the periods covered, except as disclosed therein. Except for the Loan Documents, Borrower has no material contingent liability, liability for taxes or other unusual forward commitment, other than those set forth in the Financial Statements. Since December 31, 1995, there has been no material adverse change in the business, operations or condition, financial or otherwise, or prospects of the Properties, Borrower or HSP, other than those set forth in the Financial Statements. Borrower has not incurred any obligation or liability, contingent or otherwise, which could reasonably be expected to have a Material Adverse Effect.

          5.1.14         CONDEMNATION.  Except as described on Schedule VII,
                         ------------                          ------------
no Condemnation has been commenced or, to Borrower's knowledge, is contemplated with respect to all or any portion of any Individual Property or for the relocation of roadways providing access to any Individual Property. Lender acknowledges that a portion of the 1413 Research Boulevard Property is subject to pending condemnation proceedings as identified on Schedule VII and that such
                                                     ------------
portion of the 1413 Research Boulevard Property shall not, after completion of the condemnation proceedings, be encumbered by the Lien of the Mortgage.

          5.1.14         DEBT.  Borrower has not incurred and is not the obligor
                         ----
with respect to any Debt other than the obligations of Borrower under the Loan Documents or as permitted pursuant to the terms of the Loan Documents.

          5.1.16         FEDERAL RESERVE REGULATIONS.  No part of the proceeds
                         ---------------------------
of the Revolving Loans will be used for the purpose of purchasing or acquiring any "MARGIN STOCK" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or by the terms and conditions of this Agreement or the other Loan Documents.

          5.1.17         UTILITIES AND PUBLIC ACCESS.  Each Individual Property
                         ---------------------------
has rights of access to public ways or private re corded easements or rights of way providing access to public ways and is served by water, sewer, sanitary sewer and storm drain facilities adequate to service such Individual Property for its intended use. To Borrower's knowledge, all public utilities necessary to the full use and enjoyment of such Individual Property are located in the public right-of-way or private recorded easements or rights of way abutting such Individual Property, and all such utilities are connected so as to serve such Individual Property without passing over other property (except with respect to easements therefor benefitting the relevant Individual Property). All roads necessary for the use of such Individual Property for its current purpose have been completed and dedicated to public use or established pursuant to recorded easements or rights of way and, to the extent applicable, accepted by all Governmental Authorities.

          5.1.18         NOT FOREIGN PERSON. borrower is not a "foreign person"
                         ------------------
within the meaning of (s) 1445(f)(3) of the code.

          5.1.19    SEPARATE LOTS.  Each Individual Property is comprised of one
                    -------------
(1) or more parcels which constitutes a separate tax lot and does not constitute a portion of any other tax lot not part of such Individual Property.

          5.1.20    ASSESSMENTS.  Except for any assessments described in the
                    -----------
Permitted Encumbrances, Borrower has no knowledge of any pending or proposed special or other assessments of a material nature for public improvements or otherwise affecting any Individual Property, nor are there any contemplated public improvements to any Individual Property that to Borrower's best knowledge after diligent inquiry may result in such special or other assessments.

          5.1.21    ENFORCEABILITY.  The Loan Documents are enforceable in
                    --------------
accordance with their respective terms (subject to applicable bankruptcy, insolvency and similar laws affecting the rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement in sought in a proceeding in equity or at law)), and are not subject to any presently existing right of rescission, set-off, counterclaim or defense by Borrower, including the defense of usury, and Borrower has not asserted any right of rescission, set-off, counterclaim or defense with respect thereto.

          5.1.22    NO PRIOR ASSIGNMENT.  In respect of each Individual
                    -------------------
(i) Lender is the assignee of Borrower's interest under the Leases, and (ii) there are no prior assignments by Borrower of the Leases or any portion of the Property Income due and payable or to become due and payable which are presently outstanding.

          5.1.23    INSURANCE.  Borrower has obtained and has delivered to
                    ---------
Lender the Policies (or original certificates of insurance with respect to and certified copies of such Policies) reflecting the insurance coverages, amounts and other requirements set forth in Section 3.2 in respect of each Individual
                                    -----------
Property.

          5.1.24    FLOOD ZONE.  Except as otherwise shown on Exhibit L, no
                    ----------                                ---------
portion of any Individual Property is located in a zone identified by the Director of the Federal Emergency Management Agency as a special flood hazard zone described in 12 C.F.R. (S) 22.2.

          5.1.25    PHYSICAL CONDITION.  Except as set forth in the Engineering
                    ------------------
Reports delivered by Borrower to Lender, each Individual Property is free of structural defects and all building systems contained therein are in good working order in all material respects, subject to ordinary wear and tear and such defects which could not reasonably be expected to have a Material Adverse Effect.

          5.1.26 FILING AND RECORDING TAXES.  All transfer taxes, deed stamps,
                 --------------------------
intangible taxes or other amounts in the nature of transfer taxes (other than the Permitted Encumbrances) required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the transfer of the Properties to Borrower have been (or, upon recordation of the deed transferring title to the applicable Individual Property to Borrower, will be) paid. All mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan

Documents, including the Mortgage and the 1413 Restated Mortgage, have been (or, upon the applicable Drawdown Date and contemporaneously with the funding of the applicable Revolving Loan, will be) paid, and, under current Legal Requirements, the Mortgage is enforceable in accordance with its terms by Lender, subject to applicable bankruptcy, insolvency and similar laws affecting the rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement in sought in a proceeding in equity or at law).

          5.1.27    SUBORDINATION.  After giving effect to the transactions
                    -------------
contemplated herein, including the recordation of the Mortgage against the Properties, substantially all space Leases existing at the Properties are by their terms subordinate to the Liens created by the Mortgage on the Properties or by their terms can be made so subordinate provided Lender delivers an agreement of non-disturbance to the tenant thereunder.

          5.1.28    PERMITTED ENCUMBRANCES.  The Permitted Encumbrances do not
                    ----------------------
materially and adversely affect Borrower's ability to meet its obligations under the Loan Documents.

          5.1.29    RENT ROLL.  Attached as Exhibit M is a true, correct and
                    ---------               ---------
complete Rent Roll as of date indicated on such Rent Roll for each Individual Property, specifying with respect to each Lease: (i) name of tenant, (ii) rentable square feet, (iii) lease term commencement date, (iv) lease term termination date, (v) initial monthly base rent, (vi) initial annual rent per square foot, (vii) effective dates of rent adjustments, (viii) adjusted monthly base rent, (ix) adjusted rent per square foot, (x) material terms of any free rent, (xi) material terms of CPI adjustments or expense stop increases, (xii) contingent or absolute liabilities for unpaid brokerage commissions or finder's fees in connection with Leases, and (xiii) security deposits. Since the respective date indicated on such Rent Roll, there have been no changes with respect to the Leases in effect with respect to the Properties which, individually or in the aggregate, could have or could reasonably be expected to have a Material Adverse Effect.

          5.1.30 ENVIRONMENTAL PROTECTION.  Except as disclosed in the
                 ------------------------
Environmental Reports, neither Borrower nor any of the Properties are subject to any outstanding written order, consent decree or settlement agreement with any Person relating to (a) any Environmental Law, (b) any Environmental Claim, or
(c) except for the activities of tenants in the ordinary course of business that could not be reasonably expected to have a Material Adverse Effect, any Hazardous Materials Activity. Except as disclosed in the Environmental Reports, there are and, to Borrower's knowledge, have been no conditions, occurrences, or Hazardous Materials Activities which could reasonably be expected to form the basis of an Environmental Claim against Borrower. Notwithstanding anything in this Section 5.1.30 to the contrary, except as disclosed in the Environmental
     --------------
Reports, no event or condition has occurred or is occurring with respect to Borrower relating to any Environmental Law, any Release of Hazardous Materials, or any Hazardous Materials Activity which individually or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect. (Capitalized terms used in this Section 5.1.30 and not otherwise defined shall
                                --------------
have the meanings ascribed to such terms in the Environmental Indemnity.)

          5.1.31 MATTERS RELATING TO COLLATERAL.
                 ------------------------------

                 5.1.31.1     CREATION, PERFECTION AND PRIORITY OF LIENS.  The
                              ------------------------------------------
     execution and delivery of the Mortgage and the Assignment of Leases by Borrower, the recording of the Mortgage and the Assignment of Leases, the filing of UCC financing statements pursuant to Sections 4.1.3.1 and 4.1.3.7
                                                    -------- -------     -------
     and the execution and delivery of the Restricted Account Letter by all parties thereto (including the Sweep Bank and the Cash Collateral Bank) pursuant to Section 4.1.3.8 are effective to create in favor of Lender, as
                 ---------------
     security for the Indebtedness, a valid and perfected first priority Lien on the Collateral, other than the Pledged Shares and subject to the Permitted Encumbrances, and all filings and other actions necessary or desirable to perfect and maintain the perfection and first priority status of such Liens have been duly made or taken and remain in full force and effect, other than the filing of any UCC financing statements delivered to Lender for filing (but not yet filed) and the periodic filing of UCC continuation statements in respect of UCC financing statements filed by or on behalf of Lender.

                 5.1.31.2     GOVERNMENTAL AUTHORIZATIONS.  No authorization,
                              ---------------------------
     approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge or grant by Borrower of the Liens purported to be created in favor of Lender pursuant to the Mortgage or (ii) the exercise by Lender of any rights or remedies in respect of the Collateral (whether specifically granted or created pursuant to any of the Loan Documents or created or provided for by applicable law), except for filings or recordings contemplated by Section 5.1.31.1.
                     ----------------

                 5.1.31.3     ABSENCE OF THIRD-PARTY FILINGS.  Except such as
                              ------------------------------
     may have been filed in favor of Lender as contemplated by Section 5.1.31.1,
                                                               ----------------
     those filed in favor of Lender in connection with the Original Loan Agreement and the First Restated Loan Agreement and those filed with respect to the Permitted Encumbrances, no effective UCC financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

          5.1.32 INVESTMENT COMPANY ACT.  Borrower is not, and will not at any
                 ----------------------
not at any time (including after application by Borrower of the proceeds of any Revolving Loan), be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          5.1.33 PUBLIC UTILITY HOLDING COMPANY ACT.  Borrower is not subject to
                 ----------------------------------
any state law or regulation regulating public utilities or similar entities, and is not, within the meaning of the Public Utility Holding Company Act of 1935, as amended, (a) a holding company; (b) a subsidiary or affiliate of a holding company; or (c) a public utility.

          5.1.34 ERISA.
                 -----

                 5.1.34.1     COMPLIANCE.  Borrower and each Related Person to
                              ----------
Borrower are in compliance in all material respects with all applicable provisions and requirements of ERISA with respect to each Employee Benefit Plan, and have performed all their obligations under each Employee Benefit Plan. Each Employee Benefit Plan which is intended to qualify under Section 401(a) of the Code is so qualified.

                 5.1.34.2     NO REPORTABLE EVENT.  No Reportable Event which
                              -------------------
presents a material risk of termination of any Pension Plan maintained by Borrower or a Related Person to Borrower on the date this representation is made has occurred or is reasonably expected to occur.

                 5.1.34.3     NO FUNDING DEFICIENCY.  No Pension Plan maintained
                              ---------------------
by Borrower or a Related Person to Borrower on the date this representation is made had an Accumulated Funding Deficiency, whether or not waived, as of the last day of the most recent fiscal year of such Pension Plan.

                 5.1.34.4     NO PROHIBITED TRANSACTION.  Neither Borrower nor
                              -------------------------
any Related Person to Borrower has engaged in a non-exempt Prohibited Transaction with respect to any Employee Benefit Plan which has had or could reasonably be expected to have a Material Adverse Effect.

                 5.1.34.5     WITHDRAWAL LIABILITY.  As of the most recent
                              --------------------
valuation date for each Multiemployer Plan for which the actuarial report is available, the potential liability of Borrower or any Related Person for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, could not reasonably be expected to have a Material Adverse Effect.

                 5.1.34.6     FORMER PLANS.  Neither Borrower nor any Related
                              ------------
Person to Borrower has any potential liability with respect to any Employee Benefit Plan that is no longer maintained or contributed to by Borrower on the date this representation is made that could reasonably be expected to have a Material Adverse Effect.

          5.1.35 GROUND LEASES.  Each ground lease in respect of the Properties
                 -------------
ground leased by Borrower is in full force and effect. Borrower has delivered to Lender an executed or conformed, certified copy of each such ground lease and all amendments thereto together with all documents relating to such ground lease, and no term or condition thereof has been further amended or modified or waived. No Person has failed in any material respect to perform any material term or condition of such ground leases (as amended) or related agreements.

          SECTION 5.2    SURVIVAL OF REPRESENTATIONS.
          -----------    ---------------------------

          Borrower agrees that all of the representations and warranties of Borrower set forth in Section 5.1 and elsewhere in this Agreement and in the
                      -----------
other Loan Documents shall survive until and expire upon payment in full of all incurred Indebtedness, the performance of all other obligations of Borrower and HSP under the Loan Documents and the termination of (x) all commitments of Lender to make Revolving Loans to Borrower and (y) any obligation of Lender to convert Revolving Loans to the Converted Fixed Rate Loan, subject to the applicable statute of limitations. All representations, warranties, covenants and agreements made in this Agreement or in the other Loan Documents by Borrower shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf.


          VI.    AFFIRMATIVE COVENANTS
                 ---------------------

          SECTION 6.1    BORROWER COVENANTS.
          -----------    ------------------

          From the date hereof and until payment in full of all incurred Indebtedness, the performance of all other obligations of Borrower and HSP under the Loan Documents and the termination of (x) all commitments of Lender to make Revolving Loans to Borrower and (y) any obligation of Lender to convert Revolving Loans to the Converted Fixed Rate Loan, Borrower hereby covenants and agrees with Lender that:

          6.1.1          EXISTENCE; COMPLIANCE WITH LEGAL REQUIREMENTS;
                         -----------------------------------------------
INSURANCE.  Borrower shall do or cause to be done all things necessary to
---------
preserve, renew and keep in full force and effect its corporate existence and all of its material rights, licenses, permits and franchises and comply in all material respects with all Legal Requirements applicable cable to it and the Properties (except those being contested in good faith in accordance with the provisions of the Loan Documents). Borrower shall at all times maintain, preserve and protect all material franchises and trade names and preserve all the remainder of its property necessary, used or useful in the conduct of its business and each Individual Property in good working order and repair, ordinary wear and tear excepted and subject to Section 3.2, and from time to time make,
                                      -----------
or cause to be made, all reasonably necessary repairs, renewals, replacements, betterments and improvements thereto so that Borrower may operate its business in the normal course, all as more fully provided herein and in the Mortgage. Borrower shall keep the Properties insured at all times, by financially sound and reputable insurers, to such extent and against such risks, and maintain liability and such other insurance, as is more fully provided in Section 3.2 and
                                                                 -----------
in the other Loan Documents.

          6.1.2          IMPOSITIONS AND OTHER CLAIMS.  Borrower shall pay and
                         ----------------------------
discharge or cause to be paid and discharged all Impositions on the Properties, as well as all lawful claims for labor, materials and supplies or otherwise, which could become a Lien (other than a Permitted Encumbrance) on any Individual Property, but subject to Borrower's rights to contest the same in accordance with the applicable provisions of the Loan Documents.

          6.1.3          LITIGATION.  Borrower shall give prompt written notice
                         ----------
to Lender of any litigation or governmental proceedings pending or, to Borrower's knowledge, threatened against Borrower or HSP which could reasonably be expected to have a Material Adverse Effect.

          6.1.4          ACCESS TO PREMISES.  Borrower shall permit agents,
                         ------------------
representatives and employees of Lender to inspect the Properties at reasonable hours upon reasonable advance notice, subject to the rights of tenants, subtenants and licensees under the Leases.

          6.1.5          COOPERATE IN LEGAL PROCEEDINGS.  Borrower shall and
                         ------------------------------
shall cause HSP to cooperate fully with Lender with respect to any proceedings before any court, board or other Governmental Authority which may in any way materially and adversely affect the rights of Lender hereunder or any rights obtained by Lender under any of the other Loan Documents and, in connection therewith, permit Lender, at its election, to participate in any such proceedings; provided that Borrower shall
                                                  --------
not be required to pay any material out-of-pocket costs in connection with the performance of its obligations under this Section 6.1.5.
                                          -------------

          6.1.6          CAPITAL EVENT PROCEEDS; CONDEMNATION AND INSURANCE
                         --------------------------------------------------
BENEFITS.  Except to the extent otherwise required by this Agreement with
--------
respect to Casualty Insurance Proceeds or Condemnation Proceeds, Borrower shall cause all Capital Event Proceeds to be paid to Lender. Borrower shall cooperate with Lender in obtaining for Lender the benefits of any Condemnation Proceeds, Casualty Insurance Proceeds or other insurance proceeds lawfully or equitably payable in connection with any Individual Property, and Lender shall be reimbursed for any reasonable expenses incurred in connection therewith (including reasonable attorneys' fees and disbursements) out of such Condemnation Proceeds, Casualty Insurance Proceeds or other insurance proceeds.

          6.1.7          FURTHER ASSURANCES; SUPPLEMENTAL MORTGAGE AFFIDAVITS.
                         ----------------------------------------------------

                 (i) Notwithstanding anything to the contrary herein (including Section 6.1.5), Borrower shall, at Borrower's sole cost and
                -------------
     expense:

                         (A) execute and deliver to Lender such documents, instruments, certificates, assignments and other writings, and do such other acts necessary or desirable, to evidence, preserve and/or protect the collateral at any time securing or intended to secure the obligations of Borrower under the Loan Documents, as Lender may reasonably require; and

                         (B) do and execute all and such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Loan Documents, as Lender shall reasonably require from time to time; provided that Borrower shall not be required to pay any
                        --------
          material out-of-pocket costs in connection with the performance of its obligations under this Section 6.1.7(i)(B).
                                 -------------------

                 (ii) If at any time Lender determines, based on applicable law, that all applicable taxes (including mortgage recording taxes or similar charges) were not paid in connection with the recordation of the Mortgage (including recordation of the 1413 Restated Mortgage) or the perfection of the Liens granted pursuant to the Loan Documents, Borrower shall pay the same upon demand.

          6.1.8          MANAGEMENT OF PROPERTY.
                         ----------------------

                 (i) Borrower shall own, operate, manage, maintain and restore each Individual Property in accordance with professional management standards applicable to comparable, similarly situated, institutionally-owned properties. The Properties (other than the 1413 Research Boulevard Property) are managed by Borrower and Borrower shall not hereafter engage a property manager for any Individual Property without the prior written consent of Lender. Lender has approved the property management agreement with respect to the 1413 Research Boulevard Property in effect on the Closing Date. Borrower covenants and agrees to direct and use best efforts to cause all Property Managers to abide by all of the applicable material terms of the Loan Documents.

                 (ii) Any substitute property manager engaged after the Closing Date shall be subject to the approval of Lender, which approval shall not be unreasonably withheld or delayed if such property manager is a reputable manager of properties of similar character and use in the relevant local jurisdiction.

                 (iii) The existing property management agreement with respect to the 1413 Research Boulevard Property shall not be amended or modified in any material respect, or terminated, in each case without the prior written consent of Lender; provided that (a) Lender will not unreasonably withhold
                        --------
     or delay its consent to the termination of such property management agreement if a substitute property manager satisfying the requirements of clause (ii) above has been obtained by Borrower; (b) Lender will not
     -----------
     unreasonably withhold or delay its consent to any amendments or modifications to such property management agreement, and (c) Borrower may terminate such property management agreement in accordance with its terms in connection with a default by the Property Manager or for other good cause as long as Borrower has engaged a substitute property manager satisfying the approval requirements of clause (ii) above. Borrower
                                             -----------
     covenants and agrees to obtain a replacement property manager meeting the approval requirements set forth in clause (ii) above prior to exercising
                                        -----------
     any right to terminate such property management agreement.

                 (iv) If the Trailing 12-Month Net Operating Income of any Individual Property has decreased by more than twenty percent (20%) from the Net Operating Income of such Individual Property as reflected in the most recent annual audited financial statements and calculation of Net Operating Income delivered to Lender pursuant to Section 6.1.9, Lender
                                                      -------------
     shall have the option to direct Borrower to terminate (and upon such direction Borrower shall terminate) the property management agreement relating to such Individual Property, if such Individual Property is managed by a third party, or to direct Borrower to engage a third party property manager, if such Individual Property is managed by Borrower; provided that Lender shall not exercise such option to the extent the
     --------
     Trailing 12-Month Net Operating Income has decreased by more than twenty percent (20%) due to unanticipated vacancies at the applicable Individual Property and Borrower is diligently and continuously pursuing all reasonably appropriate means to lease up such Individual Property consistent with sound property management practices. Upon the exercise of such option in the case of any Individual Property, Borrower shall promptly engage a Property Manager to manage such Individual Property, subject to Lender's prior written consent (not to be unreasonably withheld or delayed), pursuant to a property management agreement in form and substance reasonably satisfactory to Lender.

                 If following the engagement of any such Property Manager, the Trailing 12-Month Net Operating Income of the related Individual Property does not improve over the next sixty (60) days, or, if it does improve after such engagement but declines thereafter to an amount that is more than twenty percent (20%) less than the Net Operating Income of such Individual Property as reflected in the most recent audited financial statements for the previous 12-month period, Lender shall have the option to direct Borrower to terminate (and upon such direction Borrower shall terminate) the Property Manager and the management agreement relating to such Individual Property.

          6.1.9          FINANCIAL REPORTING.
                         -------------------

                 6.1.9.1      BOOKS AND RECORDS.  Borrower will keep and
                              -----------------
     maintain or will cause to be kept and maintained on a calendar year basis, in accordance with GAAP (or such other accounting basis reasonably acceptable to Lender), proper and accurate books, records and accounts reflecting all of the financial affairs of Borrower and all items of income and expense in connection with the operation of each Individual Property and in connection with any services, equipment or furnishings provided in connection with the operation of such Individual Property, whether such income or expense be realized by Borrower or by any other Person whatsoever. Lender shall have the right from time to time at all times during normal business hours upon reasonable notice and without undue disruption of Borrower's business to examine such books, records and accounts at the office of Borrower or other Person maintaining such books, records and accounts and to make such copies or extracts thereof as Lender shall desire. After the occurrence and during the continuance of an Event of Default, Borrower shall pay any out-of-pocket costs and expenses incurred by Lender to examine Borrower's accounting records with respect to such Individual Property, as Lender shall determine to be necessary or appropriate in the protection of Lender's interest.

                 6.1.9.2      ANNUAL FINANCIAL STATEMENTS.  Borrower will
                              ---------------------------
     furnish to Lender annually, within ninety (90) days after the close of each calendar year, (i) prior to the Conversion Date, a copy of the annual audit report, prepared on a consolidated basis, for HSP and its Subsidiaries (with Borrower's financial information separately stated in such audit report and in all accompanying financial statements described below), including a balance sheet, statements of income, retained earnings and cash flow for such calendar year, such financial statements to be audited by an Auditor, and certified by such Auditor to have been prepared in accordance with GAAP consistently applied, and accompanied by the unqualified opinion of such accountants and (ii) after the Conversion Date, a copy of the annual audit report for such year for Borrower including a balance sheet, statements of income, retained earnings and cash flow for such calendar year, such financial statements to be audited by an Auditor, and certified by such Auditor to have been prepared in accordance with GAAP consistently applied, and accompanied by the unqualified opinion of such accountants. In addition, the Auditor shall prepare and deliver with such annual audit report (and Borrower shall furnish to Lender with such report) a calculation of the Net Operating Income of each Individual Property as at the end of the period covered by the annual audit report, such calculation to be made based upon the definition of "Net Operating Income" set forth in this Agreement. Together with such annual audit report and calculation of Net Operating Income in each year, Borrower shall furnish to Lender an Officer's Certificate certifying as of the date thereof (A) that such financial statements have been prepared in accordance with GAAP consistently applied and that those financial statements fairly present in all material respects the financial condition and results of operations of Borrower and each Individual Property, as at the end of, and for, such calendar year and (B) whether to Borrower's knowledge there exists an event or circumstance that constitutes a Default or an Event of Default, and if a Default or an Event of Default exists, the nature thereof, the period of time it has existed and the action then being taken to remedy the same.

                 6.1.9.3      QUARTERLY FINANCIAL STATEMENTS.  Borrower will
                              ------------------------------
     furnish to Lender quarterly, within forty-five (45) days after the close of each of the first three quarterly periods in each calendar year, a balance sheet of Borrower, statements of income, retained earnings and cash flow of Borrower for such quarterly period, and certified by Borrower's Chief Executive Officer, Chief Financial Officer or Chief Operating Officer to have been prepared in accordance with GAAP consistently applied, and that those financial statements fairly present in all material respects the financial condition and results of operations of Borrower as at the end of, and for, such period. In addition, together with such quarterly financial statements, Borrower shall deliver an Officer's Certificate stating that all operating expenses with respect to each Individual Property which have accrued as of the last day of the quarter preceding the delivery of such financial statements have been fully paid or otherwise provided for in its accounts. Borrower shall also include with each of the foregoing statements, monthly breakdowns of such statement for each month in such quarter. Borrower shall prepare and deliver with the financial statements described above, a calculation of net income calculated in accordance with GAAP and Net Operating Income of each Individual Property as at the end of the period covered by such financial statements, such calculation to be based upon the definition of "Net Operating Income" set forth in this Agreement.

                 6.1.9.4      BORROWING BASE COMPUTATIONS.  Prior to the
                              ---------------------------
     Conversion Date, Borrower will furnish to Lender, within forty-five (45) days after the end of each calendar quarter, an Officer's Certificate of Borrower setting forth computations evidencing that the unpaid principal amount of the Revolving Loans then outstanding does not and will not exceed the lesser of (x) the Maximum Commitment Amount and (y) the NOI Borrowing Amount, together with a copy of the analysis used in determining such compliance.

                 6.1.9.5      CONVERSION COMPLIANCE CERTIFICATES.  Accompanying
                              ----------------------------------
     any Conversion Notice delivered to Lender, Borrower will furnish to Lender the Conversion Compliance Certificate described in Section 2.1.6.1. On the
                                                        ---------------
     Conversion Date, Borrower will furnish to Lender the Conversion Compliance Certificate described in Section 2.1.6.4(ii).
                              -------------------

                 6.1.9.6      INDIVIDUAL PROPERTY CASH FLOW STATEMENTS.
                              ----------------------------------------
     Borrower will furnish to Lender monthly a true, complete and correct cash flow statement with respect to each Individual Property as at the end of the second preceding month in the form attached hereto as Exhibit K and
                                                               ---------
     made a part hereof, showing (x) all cash receipts of any kind whatsoever and all cash payments and disbursements, and (y) year-to-date summaries of such cash receipts, payments and disbursements, together with a certification of Borrower stating that (a) such cash flow statement is true, complete and correct in all material respects and (b) all operating expenses with respect to such Individual Property which have accrued and have been billed to Borrower as of the last day of the second month preceding the delivery of such cash flow statement have been fully paid or otherwise provided for by Borrower.

                 6.1.9.7      RENT ROLL.  Borrower will furnish to Lender at the
                              ---------
     close of each quarterly period of each calendar year, a true, complete and correct Rent Roll for each Individual Property, accompanied by an Officer's Certificate dated as of the date of the delivery of such Rent Roll, certifying that such Rent Roll is true, correct and complete in all material respects as of its date.

                 6.1.9.8      DEFAULT; EVENT OF DEFAULT.  Borrower will furnish
                              -------------------------
     to Lender as soon as possible, and in any event within five (5) Business Days after Borrower has actual knowledge of the occurrence of an Event of Default or a Default, a certificate of an authorized senior officer of Borrower setting forth details of such Default or Event of Default and the action which Borrower proposes to take with respect thereto (which shall not obligate Borrower to take such action; provided, that Borrower shall
                                                --------
     notify Lender promptly of any changes in the action it proposes to take).

                 6.1.9.9      AUDIT REPORTS.  Borrower will furnish to Lender as
                              -------------
     soon as available, any written report pertaining to material items with respect to matters involving Borrower's internal controls submitted to Borrower by Borrower's independent public accountants in connection with each annual or interim special audit of the financial condition of Borrower made by such accountants.

                 6.1.9.10     MATERIAL ADVERSE EFFECT.  Borrower will furnish to
                              -----------------------
     Lender prompt written notice of any known condition or event which could reasonably be expected to have a Material Adverse Effect.

                 6.1.9.11     LITIGATION.  Borrower will furnish to Lender
                              ----------
     prompt written notice of any actual or known threatened claims, litigation, suits, proceedings or disputes (whether or not purportedly on behalf of Borrower) against or affecting Borrower or HSP, which could reasonably be expected to have a Material Adverse Effect, or any material labor controversy resulting in or threatening to result in a strike against Borrower or HSP or any proposal by any public authority which could reasonably be expected to result in the acquisition of any of the material assets or business of Borrower or HSP or any of their respective properties.

                 6.1.9.12     EMPLOYEE BENEFIT PLANS.  Borrower will furnish to
                              ----------------------
     furnish to Lender: as soon as possible and in any event within thirty (30) days after it knows or has reason to know that, regarding any Pension Plan with respect to Borrower or a Related Person to Borrower, (i) a non-exempt Prohibited Transaction or (ii) a Reportable Event which presents a material risk of termination of any Pension Plan maintained by Borrower or a Related Person to Borrower has occurred (whether or not the requirement for notice of such Reportable Event has been waived by the PBGC), an Officer's Certificate of a responsible officer of Borrower setting forth the details of such Prohibited Transaction or Reportable Event; upon request of Lender made from time to time, a copy of the most recent actuarial report and annual report completed with respect to any Employee Benefit Plan maintained by Borrower or a Related Person to Borrower; within ten (10) Business Days after it knows or has reason to know that any of the following has occurred with respect to any Pension Plan maintained by Borrower or a Related Person to Borrower: any such Pension Plan has been terminated, the Plan Sponsor intends to terminate any such Pension Plan, the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate any such Pension Plan, or Borrower or any Related Person to Borrower (i) has failed to meet the minimum funding standard of Section 412 of the Code with respect to such Pension Plan (whether or not waived in accordance with Section 412(d) of the Code) or (ii) has failed to make by its due date a required installment under Section 412(m) of the Code, (5) Borrower or any Related Person to Borrower withdraws from any such Pension Plan, (6) the receipt from the Internal Revenue Service of notice of the failure of any such Pension Plan to qualify under Section 401(a) of the Code, or the failure of any trust forming part of such Pension Plan to qualify for exemption from taxation under Section 501(a) of the Code, or
     (7) the imposition of a Lien pursuant to Section 401(a) (29) or Section 412(n) of the Code or pursuant to ERISA with respect to any such Pension Plan, an Officer's Certificate from a responsible officer of Borrower setting forth the details thereof; (d) within ten (10) Business Days after it knows or has reason to know that, with respect to any Multiemployer Plan, Borrower or any Related Person to Borrower has withdrawn in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from such Multiemployer Plan if there is any potential liability therefor, an Officer's Certificate from a responsible officer of Borrower setting forth the details thereof; and (e) within ten (10) Business Days after it knows or has reason to know any of the following has occurred with respect to any Employee Benefit Plan other than a Multiemployer Plan: (1) the assertion of a material claim (other than a routine claim for benefits) against any such Employee Benefit Plan or against Borrower or any Related Person to Borrower in connection with any such Plan, or (2) the occurrence of an act or omission which could give rise to the imposition on Borrower or any Related Person to Borrower of fines, penalties, taxes or related charges under Chapter 43 of the Code or under Section 409, 502(c), (i) or (l) or 4071 of ERISA in respect to any such Plan, an Officer's Certificate from a responsible officer of Borrower providing written notice thereof and setting forth the details thereof. For purposes of this Section, Borrower shall be deemed to have knowledge of all facts known by the Plan Administrator of any Plan or Employee Benefit Plan of which Borrower or any Related Person to Borrower is the Plan Sponsor.

                 6.1.9.13     ADDITIONAL INFORMATION.  Borrower will furnish to
                              ----------------------
     Lender from time to time such other information regarding the financial condition, operations, business or prospects of Borrower (including with respect to any Employee Benefit Plan and any reports or other information required to be filed under ERISA) or the Properties or any Individual Property as Lender may reasonably request.

          6.1.10 BUSINESS AND OPERATIONS.  Borrower will continue to engage in
                 -----------------------
the businesses presently conducted by it. Borrower will qualify to do business and will remain in good standing under the laws of each jurisdiction necessary for the conduct of its business as presently conducted.

          6.1.11 TITLE TO PROPERTIES.  Borrower will warrant and defend (i) the
                 -------------------
title to the Properties and the other Assets in which a Lien or security interest is granted to Lender, subject only to Permitted Encumbrances, and (ii) the validity and priority of the Liens of the Mortgage and the Assignment of Leases on the Properties and the other Assets in which a Lien or security interest is granted to Lender, subject only to Permitted Encumbrances, in each case against the claims of all Persons whomsoever. Borrower shall reimburse Lender for any damages, losses, and reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees and court costs) incurred by Lender if an interest in any Individual Property, other than as permitted hereunder, is claimed by another Person.

          6.1.12 ESTOPPEL STATEMENT.  Borrower, within twenty (20) days after
                 ------------------
request from Lender, shall from time to time furnish to the requesting party a statement, duly acknowledged and certified to Lender and to any other Person designated by Lender, setting forth (a) the amount then owing by Borrower in respect of the Indebtedness, (b) the date through which interest on the Applicable Loan has been paid, (c) any then known offsets, counterclaims, credits or defenses to the payment of Borrower's obligations under the Loan Documents, and (d) whether any written notice of default from Lender to Borrower is then out standing, and acknowledging that this Agreement and the other Loan Documents have not been modified or, if modified, giving the particulars of such modification.

          6.1.13 LOAN PROCEEDS.  Borrower shall use the proceeds of the
                 -------------
Revolving Loans only for the purposes set forth in Section 2.2.
                                                   -----------

          6.1.14 ANNUAL OPERATING BUDGET.  Borrower has submitted prior to the
                 -----------------------
Closing Date, 1996 Annual Operating Budgets for each Individual Property and a 1996 Annual Aggregate Operating Budget for the Properties. Borrower shall prepare and deliver to Lender, within 60 days prior to the commencement of each calendar year, an annual operating budget in respect of each Individual Property for such ensuing calendar year (as to each Individual Property, its "ANNUAL OPERATING BUDGET" for such calendar year), and a master operating budget for all of the Properties for such ensuing calendar year, based upon the Annual Operating Budgets for such ensuing calendar year and upon the proposed dividends to be made by Borrower in accordance with Section 7.1.8 (each an "AGGREGATE
                                          -------------
ANNUAL OPERATING BUDGET" for such calendar year), which budgets shall be approved or disapproved by Lender in writing within thirty (30) days of receipt thereof (such approval not to be unreasonably withheld or delayed). If Lender does not approve or disapprove such Annual Operating Budgets and Aggregate Annual Operating Budget (or portion thereof as to which Lender has not responded) within such 30-day period, Borrower shall deliver a second notice to Lender requesting such approval or disapproval at the expiration of such 30-day period and, if Lender does not render its approval or disapproval within fifteen
(15) days of its receipt of such second notice, the Annual Operating Budgets and Aggregate Annual Operating Budget shall be deemed disapproved upon expiration of such second 15-day period. If Lender disapproves any Annual Operating Budget or the Aggregate Annual Operating

Budget, Lender shall specify the reasons for such disapproval to Borrower, and Borrower shall promptly resubmit such disapproved budget to Lender for review and approval in accordance with the foregoing provisions of this Section. Each Annual Operating Budget shall reflect (i) projected Operating Expenses (projected on a cash basis in all instances other than with respect to Basic Carrying Costs) for such Individual Property for such ensuing calendar year,
(ii) projected Structural Costs for such Individual Property for such ensuing calendar year (together with a three-year prospective projection for such Structural Costs), (iii) projected tenant improvements and brokerage commissions for such Individual Property for such ensuing calendar year and (iv) Borrower's projected dividend payments for such ensuing calendar year. The Aggregate Annual Operating Budget for each calendar year shall include annual aggregate line items for Tenant Capital Expenses at all Properties, based upon the projections for such items contained in the Annual Operating Budget for each Individual Property, together with projected general administrative expenses of Borrower for such ensuing calendar year. "General administrative expenses," for purposes of this Section, shall include all items other than Property Expenses included in an Annual Operating Budget approved in accordance with this Agreement. The aggregate amount of the items for all of the Properties contained in the Aggregate Annual Operating Budget may be increased by 5% by Borrower without Lender's prior approval on a monthly year-to-date basis; provided, that Borrower
                                                         --------
may, prior to obtaining Lender's consent, incur expenses in excess of the foregoing amount for the purpose of effecting emergency repairs necessary to preserve the value of any Individual Property or other Assets of Borrower. Borrower shall be deemed to be in compliance with any Annual Operating Budget as long as the Aggregate Annual Operating Budget is not increased other than as provided in this Section. Operating Expense Disbursement Requests and Structural Cost Disbursement Requests delivered by Borrower to Lender pursuant to Section
                                                                       -------
3.1 shall be based upon the then-effective Aggregate Annual Operating Budget
---
approved by Lender in accordance with this Section. During any period in any calendar year in which Borrower is awaiting Lender's approval of the Annual Operating Budgets and/or the Aggregate Annual Operating Budget for such calendar year, Borrower shall operate the Properties based upon the Aggregate Annual Operating Budget last approved by Lender, less any non-recurring capital items included therein.

          6.1.15 CONFIRMATION OF REPRESENTATIONS.  Borrower shall deliver, in
                 -------------------------------
connection with any Conveyance of the Applicable Loan or any portion thereof, one or more Officer's Certificates certifying as to the accuracy in all material respects of all representations made by Borrower in the Loan Documents as of the date of the closing of such Conveyance of the Applicable Loan or portion thereof, or as to any changes in such representations, if applicable, and certificates of the relevant Governmental Authorities in all relevant jurisdictions indicating the good standing and qualification of Borrower as of the date of such Conveyance of the Applicable Loan or portion thereof.

          6.1.16 NO JOINT ASSESSMENT.  Borrower shall not suffer, permit or
                 -------------------
initiate the joint assessment of any Individual Property with any other real property constituting a tax lot separate from such Individual Property.

          6.1.17 LEASING MATTERS.  Borrower shall not enter into, modify or
                 ---------------
terminate Leases at the Properties other than as permitted pursuant to this
Section 6.1.17. Provided that no Event of Default has occurred and is
--------------
continuing, Borrower shall have the right to terminate existing Leases at the Properties in accordance with their respective terms upon a default by the tenant thereunder, and prior to any such termination, Borrower shall notify Lender with respect thereto. Provided that no Event of Default has occurred and is continuing, Borrower shall also have the right to enter into Leases at the Properties in the ordinary course of business on commercially reasonable terms, to modify Leases at the Properties on commercially reasonable terms and/or to terminate non-defaulted Leases at the Properties if Borrower determines that such termination is prudent and commercially reasonable; provided, however, that
                                                         --------  -------
with respect to the termination of a non-defaulted Lease covering more than 5,000 rentable square feet of any Individual Property and with more than 18 months remaining in its term, or the modification of a Lease covering more than 5,000 rentable square feet of any Individual Property and with more than 18 months remaining in its term, at the time of and after giving effect to such modification or termination on a pro forma basis for purposes of calculating the pro forma Trailing 12-Month Net Operating Income, as the case may be, the pro forma Trailing 12-Month Net Operating Income of the related Individual Property shall be not less than the Net Operating Income of the related Individual Property for the most recent twelve-month period as reflected in the audited financial statements for such 12-month period. Borrower shall give notice quarterly (and copies) to Lender of any new Lease, modification of a Lease or termination of a Lease. If Borrower desires to amend a Lease with more than 18 months remaining in its term or to terminate a non-defaulted Lease with more than 18 months remaining in its term, and if the Net Operating Income test set forth in the preceding sentence will not be satisfied after giving effect to such amendment or termination, Lender shall render its approval or disapproval of such amendment or termination (which approval shall not be unreasonably withheld or delayed) within ten (10) days of its receipt of a written request therefor from Borrower. If Lender does not respond within such 10-day period, Borrower shall submit a second written request to Lender at the expiration of such 10-day period. If Lender does not respond within seven (7) days after receipt of such second written request, Lender shall be deemed to have disapproved such amendment or termination, and, upon request by Borrower, Lender shall state the reasons for such disapproval. Borrower (A) shall observe and perform the obligations imposed upon the lessor under the Leases in a commercially reasonable manner; (B) shall enforce the terms, covenants and conditions contained in the Leases upon the part of the lessee thereunder to be observed or performed in a commercially reasonable manner; (C) shall not collect any of the rents more than one (1) month in advance (other than security deposits) unless deposited in the Cash Collateral Account and property identified as Prepaid Rents to the Cash Collateral Bank and to Lender; (D) shall not execute any other assignment of lessor's interest in the Leases or the Property Income (except as contemplated by the Loan Documents); (E) shall not materially alter, modify or change the terms of the Leases in a manner inconsistent with the provisions of the Loan Documents; (F) shall execute and deliver at the request of Lender all such further assurances, confirmations and assignments in connection with the Leases as Lender shall from time to time reasonably require; and (G) shall deliver to Lender prompt written notice of the commencement of any material action or material legal proceeding by or against any tenant, together with copies of all documentation relating thereto reasonably requested by Lender. Borrower shall maintain all tenant security deposits delivered under Leases in segregated trust accounts (or as otherwise required by applicable Legal Requirements).

          Provided that no Event of Default has occurred and is continuing, Lender agrees to enter into subordination, non-disturbance and attornment agreements in form and substance reasonably satisfactory to Lender, from time to time at the request of Borrower, with tenants under Leases entered into in accordance with the terms of the Loan Documents. Borrower shall submit any such agreement (together with the proposed Lease to which such agreement relates) to Lender not less than fifteen (15) days prior to the date upon which Borrower desires to execute and deliver the relevant Lease, and Lender shall, within fifteen (15) days of its receipt of any such agreement, approve or disapprove the same (indicating, if relevant, the reasons for any disapproval).

          6.1.18 PRINCIPAL PLACE OF BUSINESS.  Borrower shall not change its
                 ---------------------------
principal place of business set forth in the first Paragraph hereof, establish any new principal place of business or discontinue such existing principal place of business without first giving Lender fifteen (15) days' prior written notice thereof.

          6.1.19 ATTORNMENT.  Borrower covenants and agrees to use reasonable,
                 ----------
diligent, good faith efforts to cause all existing tenants at each Individual Property who are not required to attorn to a successor landlord (whether succeeding by voluntary or involuntary transfer) either by the terms of their respective Leases or under applicable Legal Requirements to agree in writing to such attornment. All future Leases shall provide for such attornment by the tenant thereunder.

          6.1.20 TAXES AND OTHER LIABILITIES.  Borrower shall pay and discharge
                 ---------------------------
when due any and all indebtedness, obligations, assessments and real and personal taxes, other than Permitted Encumbrances, including, but not limited to, federal and state income taxes, except such as it may in good faith contest and as to which adequate reserves are maintained in accordance with GAAP.

          6.1.21 TAX RETURNS.  Within ten (10) days of Lender's request
                 -----------
request therefor, Borrower shall furnish Lender with copies of federal income tax returns filed by Borrower.

          6.1.22 1413 RESEARCH BOULEVARD PROPERTY REQUIREMENTS. Borrower shall
                 ---------------------------------------------
diligently pursue to completion the matters listed in Section 4.1.22(a) of this
                                                      -----------------
Agreement.

          6.1.23 SPECIAL PURPOSE COVENANTS.  Borrower shall:
                 -------------------------

                 (i) maintain its records and books of account separate from those of any other Person;

                 (ii) not commingle its assets and funds with those of any other Person;

                 (iii)  conduct its own business in its own name;

                 (iv) maintain separate financial statements (unless otherwise required by applicable law to establish or maintain Borrower's qualification as a qualified real estate investment trust subsidiary under the Code, in which case Borrower's relevant financial information shall be separately stated in footnotes to the applicable financial statements);

               (v)    pay its own liabilities out of its own funds;

               (vi)   observe all corporate formalities;

               (vii)  maintain an arm's length relationship with its Affiliates;

               (viii) pay the salaries of its own employees;

               (ix) not guarantee or become obligated for the debts of any other Person or hold out its credit as being available to satisfy the obligations of others;

               (x) allocate fairly and reasonably any overhead for shared office space;

               (xi)   use separate stationery, invoices and checks;

               (xii) not pledge its assets for the benefit of any other Person or make any loans or advances to any Person;

               (xiii) hold itself out as a separate entity;

               (xiv) not engage in nonexempt prohibited transaction described in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended;

               (xv) not acquire obligations or securities of its stockholders or Affiliates;

               (xvi) correct any known misunderstanding regarding its separate identity; and

               (xvii) maintain adequate capital in light of its contemplated business operations.

          6.1.24 INTEREST RATE CAP AGREEMENT.
                 ---------------------------

               (i) At all times while Revolving Loans are outstanding, Borrower shall maintain one or more Interest Rate Cap Agreements providing for monthly payments to Borrower equal to the product of (x) the excess of one-month LIBOR over 8.0% per annum and (y) a notional amount not less than the aggregate principal balance of all Revolving Loans then outstanding at the relevant time of determination. Borrower shall not be required to maintain any Interest Rate Cap Agreement in respect of the Converted Fixed Rate Loan, and on the Conversion Date, upon the conversion of Revolving Loans to the Converted Fixed Rate Loan, Lender shall release its security interest in all Interest Rate Cap Agreements and cap confirmations then outstanding and return originals of the same to Borrower.

               (ii) Within ten (10) Business Days after each advance of a Revolving Loan to Borrower, Borrower shall provide to Lender an executed original of each applicable Interest Rate Cap Agreement and cap confirmation that have not theretofore been delivered to Lender.

               (iii) If the long-term debt obligations of the counterparty to any Interest Rate Cap Agreement are at any time downgraded to a rating below "AA" by a Rating Agency, and the underwriting policies applied by a Rating Agency in the rating of commercial mortgage-backed securities rated "AAA" and backed by a loan similar to the Applicable Loan would require a borrower to provide an interest rate cap agreement with a counterparty rated "AA" or better by such Rating Agency, then Borrower shall promptly deliver to Lender a fully executed original counterpart of each Interest Rate Cap Agreement and cap confirmation meeting such Rating Agency requirements and otherwise reasonably satisfactory to Lender, an Assignment of Interest Rate Cap Agreement duly executed by Borrower, a consent duly executed by the counterparty to the Interest Rate Cap Agreement substantially in the form attached to the Assignment of Interest Rate Cap Agreement as Exhibit B thereto and evidence reasonably satisfactory to Lender that Lender has a first priority, perfected security interest in the Interest Rate Cap Agreement securing the Indebtedness. If Borrower shall have satisfied the provisions of this Section 6.1.24 in respect of the
                                           --------------
     replacement Interest Rate Cap Agreements and cap confirmations, then Lender shall promptly release its security interest in the prior Interest Rate Cap Agreements and cap counterparts and return the originals of the same to Borrower.


          VII  NEGATIVE COVENANTS
               ------------------

          SECTION 7.1  BORROWER NEGATIVE COVENANTS.  From the date hereof and
          --------     ---------------------------
until payment in full of all incurred Indebtedness, the performance of all other obligations of Borrower and HSP under the Loan Documents and the termination of
(x) all commitments of Lender to make Revolving Loans to Borrower and (y) any obligation of Lender to convert Revolving Loans to the Converted Fixed Rate Loan, Borrower covenants and agrees with Lender that it will not do or permit, directly or indirectly, any of the following:

          7.1.1     CHANGE IN BUSINESS.  Borrower shall not make any material
                    ------------------
change in the scope or nature of its business, purposes or operations or undertake or participate in activities other than the continuance of its present and proposed business.

          7.1.2     DISSOLUTION; MERGER; ETC.  Neither Borrower nor HSP shall
                    -------------------------
dissolve, terminate, liquidate, merge with or consolidate into another Person; provided, that HSP may be merged with any Person such that either such Person
--------
or HSP survives the merger, if contemporaneously with such merger, (a) HSP or
                            --
such other Person, as applicable, shall execute and deliver to Lender amendments to the Loan Documents to which HSP is a party as reasonably required by Lender to reflect such merger, (b) if such other Person survives the merger, such other Person expressly assumes all of HSP's obligations under the Loan Documents to which HSP is a party, including any obligations that may have arisen prior to the date of such merger, (c) Lender shall have received appropriate legal opinions (similar to those received in connection with the origination of the Applicable Loan and the conversion of Revolving Loans to the Converted Fixed Rate Loan), each in form and substance satisfactory to Lender in its sole discretion, in connection with the amendments to the Loan Documents and (d) Borrower or HSP shall pay Lender's reasonable costs and expenses incurred in connection with such merger, including reasonable attorneys' fees and expenses, and no Default or Event of Default exists immediately prior to such merger or after giving effect to such merger.

          7.1.3     ASSETS.  Borrower shall not acquire any business or
                    ------
property from, or capital stock or other interest in, or be a party to the acquisition of, any Person except for purchases to be used in the ordinary course of business permitted under Section 6.1.10.
                                   --------------

          7.1.4     TRANSFERS OF PROPERTIES AND ASSETS.  Except for Permitted
                    ----------------------------------
Transfers, Borrower shall not, without the prior written consent of Lender, Transfer any Individual Property or portion thereof or any of Borrower's other material Assets, or the Property Income or any other revenues therefrom or the proceeds thereof, or permit or suffer any such action to be taken. The following shall constitute "PERMITTED TRANSFERS":

          (i)    Permitted Encumbrances;

          (ii) the sale, assignment, transfer or other disposition of, directly or indirectly, (x) any interest in Equipment or other Personalty as from time to time may become worn or obsolete, provided that either (1)
                                                       --------
     such Equipment or other Personalty shall be replaced with other Equipment or other Personalty with a value at least equal to that of the replaced Equipment or other Personalty and free from any security interest or lien other than the Liens of the Mortgage, or (2) such Equipment or other Personalty is not material in its use to the value and operation of the relevant Individual Property or the operation or value of Borrower's or HSP's business, or (y) any interest in Equipment or other Personalty, to the extent (and only to the extent) that (1) such Transfer is required to establish or maintain HSP's or Holdings' qualification as a real estate investment trust under the Code or Borrower's qualification as a qualified real estate investment trust subsidiary under the Code, (2) the aggregate fair market value, as reasonably determined by Lender, of all such Transfers during any twelve (12) month period does not exceed One Hundred Thousand Dollars ($100,000), and (3) the Transfers will not adversely affect Borrower's ability to operate the Properties or adversely affect Borrower's ability to meet its obligations under any Leases; and

          (iii)  transfers permitted pursuant to Section 3.3.
                                                 -----------

          7.1.5     LIENS.  Borrower shall not, without the prior written
                    -----
consent of Lender, create, incur, assume or suffer to exist any Lien on any portion of any Individual Property or any of its Assets or permit any such action to be taken, except the following (collectively, "PERMITTED ENCUMBRANCES"):

          (i) Liens created by or expressly permitted pursuant to the Loan Documents;

          (ii) Liens for Impositions not yet due or delinquent or which are being diligently contested in good faith and by appropriate proceedings in accordance with the requirements of the Mortgage and Liens arising out of judgments or awards with respect to which appeals or other proceedings for review are being prosecuted diligently and in good faith and for the payment of which adequate reserves have been provided as required by GAAP or other appropriate provisions satisfactory to Lender have been made so long as such proceedings have the effect of staying the execution of such judgments or awards;

          (iii) carriers', warehousemen's, mechanic's, materialmen's, repairman's and other similar Liens and Liens for workers' compensation, unemployment insurance and similar programs, in each case arising in the ordinary course of business and which are being diligently contested in good faith and by appropriate proceedings in accordance with the requirements of the Mortgage;

          (iv) zoning restrictions, easements, rights-of-way, restrictions on use of real property and other similar Liens (including creation or modification of any Property Agreement in accordance with the applicable provisions of the Loan Documents) incurred or entered into in the ordinary course of business which do not, and could not reasonably be expected to, individually or in the aggregate, (A) materially and adversely affect the marketability of title to such Individual Property, (B) materially detract from the value of the portion of the affected Individual Property subject thereto, (C) materially interfere with the ordinary operation and use of, or the ordinary conduct of the business on, the portion of the affected Individual Property subject thereto, (D) interfere with the validity, enforceability or priority of the Liens created by the Loan Documents, or
     (E) materially and adversely affect Borrower's ability to meet its payment obligations in respect of the Indebtedness;

          (v) rights of tenants, as tenants only, under Leases in effect on the date hereof and identified in the Rent Roll previously delivered to Lender and under future Leases entered into pursuant to and in accordance with Section 6.1.17;
          --------------

          (vi) the Liens listed as exceptions to title on Schedule B of the Title Insurance Policy;

          (vii) Liens (other than mortgages, deeds of trust, deeds to secure debt and similar security documents) securing obligations permitted to be incurred under the Loan Documents up to a maximum aggregate amount of $50,000 and that could not reasonably be expected to have a Material Adverse Effect; and

          (viii) such other title and survey exceptions as Lender has approved or may approve in writing, in Lender's sole discretion.

          7.1.6     SUBSIDIARIES.  Borrower shall not (a) create or maintain any
                    ------------
Subsidiaries or (b) be a general or limited partner in any partnership.

          7.1.7     DEBT.  Without the prior written consent of Lender, Borrower
                    ----
shall not create, incur or assume any Debt other than the Indebtedness or unsecured, short term trade indebtedness incurred in the ordinary course of operating the Properties, and shall not cause, permit or suffer to occur any monetary default with respect to any Debt of Borrower.

          7.1.8     DIVIDENDS.  Borrower shall not authorize, declare or make
                    ---------
any dividend (in cash, securities or any other form of property) on, or other payment or distribution on account of, any shares of any class of Borrower's capital stock for so long as the Converted Fixed Rate Loan or any Indebtedness in respect thereof remains outstanding; provided, however, that Borrower may
                                        --------  -------
declare and make to HSP in an amount necessary for HSP to make dividend payments to Holdings sufficient to allow Holdings to make (x) dividend payments on Holdings' Series A Preferred Stock, par value $.01 per share, and Holdings' Series B Preferred Stock, par value $.01 per share, (y) regular interest payments on Holdings' Convertible Debentures and (z) dividend payments necessary to establish or maintain Holdings' status as a real estate investment trust under the Code, payments of taxes due and payable by the consolidated group of Holdings, HSP and Borrower, payments of general corporate, operating and administrative expenses incurred by HSP in the ordinary course of business, dividend payments necessary to establish or maintain HSP's status as a real estate investment trust under the Code and dividends on HSP's Series T Preferred Stock, Series U Preferred Stock, any Series V Preferred Stock and any Common Stock; provided, further, however that no dividends may in any event be made if
       --------  -------  -------
on the date of such payment, an Event of Default shall have occurred and be continuing (either before or after giving effect to such payment).

          7.1.9     INVESTMENTS.  Borrower shall not make or permit to remain
                    -----------
outstanding any Investment at any time, except (a) Investments in certificates of deposits issued by, and other deposits with, commercial banks organized under the laws of the United States or a State thereof having capital of at least One Hundred Million Dollars ($100,000,000); (b) Investments in short term marketable obligations of the United States of America and in open market commercial paper given the highest credit rating by a national credit agency and maturing not more than one year from the creation thereof; (c) endorsements of negotiable instruments in the ordinary course of business; (d) Investments in HSP to the extent Borrower would be permitted at such time to pay a dividend to HSP pursuant to Section 7.1.8 (provided that the sum of the amount of any such
            -------------  --------
Investment and the amount of any dividend then paid does not exceed the total amount of the dividend that is permitted to be paid to HSP pursuant to Section
                                                                       -------
7.1.8 hereof) and (e) Permitted Investments.
-----

          7.1.10 LEASES.  Borrower shall not pay, in an aggregate amount in any
                 ------
fiscal year (commencing with the current fiscal year), lease obligations in excess of $100,000; as used in this paragraph, the term "lease" means an operating lease that is reflected as such on a consolidated balance sheet (and notes thereto) of Borrower and should be so reflected under GAAP.

          7.1.11 STOCK.  Borrower shall not issue or permit the issuance of any
                 -----
shares of any class of capital stock of Borrower. Borrower shall not redeem, purchase, retire or otherwise acquire for value any shares of any class of capital stock of Borrower.

          7.1.12 SALE-LEASEBACKS.  Borrower shall not enter into any transaction
                 ---------------
or arrangement with any Person whereby Borrower shall sell or transfer any of its Assets and then or thereafter rent or lease back the same assets which it intends to use for substantially the same purposes as the Assets sold or transferred.

          7.1.13 AFFILIATE TRANSACTIONS.  Borrower shall not enter into, or be a
                 ----------------------
party to, any transaction with an Affiliate of Borrower, HSP or Holdings or with an Affiliate of any of the shareholders of Borrower, HSP or Holdings, except in the ordinary course of business and on terms which are no less favorable to Borrower or such Affiliate than would be obtained in a comparable arm's-length transaction with an unrelated third party, except as part of the AEW Equity Placement, and as described on Schedule IX. Any new transactions with Affiliates
                               -----------
entered into after the Closing Date (if any) shall be disclosed to Lender quarterly in an Officer's Certificate of Borrower.

          7.1.14 DEBT CANCELLATION.  Borrower shall not cancel or otherwise
                 -----------------
forgive or release any material claim or Debt (other than termination of Leases or property management agreements in accordance herewith) owed to Borrower by any Person, except for adequate consideration and in the ordinary course of Borrower's business.

          7.1.15 MANAGEMENT OF PROPERTIES.  Except as provided in this Agreement
                 ------------------------
in respect of engaging or replacing any permitted property manager, Borrower shall not, without the prior written consent of Lender, enter into any management agreement with respect to any Individual Property or terminate any management agreement relating to any Individual Property or otherwise replace any property management company at any Individual Property.

          7.1.16 ZONING.  Borrower shall not (A) initiate or consent to any
                 ------
adverse zoning reclassification of any portion of any Individual Property, (B) seek any variance under any existing zoning ordinance if such variance could reasonably be expected to have a material adverse effect on the value of such Individual Property, its intended use or the security afforded to Lender under, or the priority of, any of the Loan Documents, or (C) after the date hereof, use or permit the use of any portion of any Individual Property in any manner that could result in such use becoming a non-conforming use under any zoning ordinance or any other applicable land use law, rule or regulation, without the prior consent of Lender in each instance, which consent shall not be unreasonably withheld or delayed.

          7.1.17 BORROWER'S ORGANIZATIONAL DOCUMENTS; PROPERTY AGREEMENTS.
                 --------------------------------------------------------
Borrower shall not enter into, suffer or permit any amendment, restatement or other modification of any of Borrower's Organizational Documents without the prior written consent of Lender if (i) such amendment, restatement or modification could reasonably be expected to have a Material Adverse Effect, or
(ii) such amendment, restatement or modification violates (or would cause the violation of) any term of any Loan Document. Borrower shall not enter into, suffer or permit the creation of, or the amendment, restatement or modification of, any Property Agreement without the prior written consent of Lender if (A) such creation, amendment, restatement or modification could reasonably be expected to have a Material Adverse Effect, or (B) such amendment, restatement or modification violates (or would cause the violation of) any term of any Loan Document. Whether or not Lender's consent is required in respect of the creation of any Property Agreement or the modification of any of Borrower's Organizational Documents or Property Agreement as aforesaid, Borrower shall give prompt notice (and copies) thereof to Lender.

          7.1.18 HSP'S ORGANIZATIONAL DOCUMENTS; SERIES V STOCK PURCHASE
                 -------------------------------------------------------
AGREEMENT; STOCKHOLDERS AGREEMENT.  Borrower shall provide Lender with prompt
---------------------------------
notice of (and copies of) any modification of the Series V Stock Purchase Agreement, the Stockholder's Agreement and any of HSP's Organizational Documents.


          VIII.     DEFAULTS
                    --------

          SECTION 8.1  EVENT OF DEFAULT.  In case of the occurrence of any of
          --------     ----------------
the following events (each of which is herein sometimes called an "EVENT OF DEFAULT"):

               (i) if Borrower fails to make any payment (from funds on deposit in the Cash Collateral Account or otherwise) of interest or principal in respect of the Applicable Loan on the due date of such payment, except where sufficient funds to make such payment are on deposit in the Cash Collateral Account or the Debt Service Sub-Account as required by this Agreement and the failure to make such payment arises out of (A) the failure of Lender to direct the Sweep Bank or the Cash Collateral Bank, as the case may be, to apply such deposits in accordance with the terms of this Agreement, or (B) the failure of the Sweep Bank or the Cash Collateral Bank, as the case may be, to apply such deposits as directed by Lender in accordance with the terms of this Agreement;

               (ii)    except as provided in clause (iii) below, if Borrower
                                             ------------
     fails to deposit in the Debt Service Sub-Account, the Basic Carrying Costs Sub-Account or the Structural Costs Sub-Account the amount of any shortfall in any such Sub-Account within three (3) Business Days after receipt of notice thereof from Lender in accordance with Section 3.1.7;
                                                   -------------

               (iii) if Borrower fails to deposit when due in the Capital Event Sub-Account or the Loss Proceeds Sub-Account, as applicable, (a) any Loss Proceeds in connection with a Casualty or Condemnation or (b) any amounts required to be deposited by Borrower pursuant to Sections
                                                              --------
     3.2.2(d)(i)(A) or 3.2.2(d)(i)(D);
     --------------    --------------

               (iv) if Borrower fails to make any payment in respect of Basic Carrying Costs (other than the Permitted Encumbrances) to the Person entitled thereto prior to the date upon which such payment would become delinquent and such failure continues for three (3) Business Days;

               (v) if Borrower fails to pay any other amount payable by Borrower pursuant to this Agreement (including Section 9.13) or any other
                                                    ------------

     Loan Document when due and such failure continues for ten (10) Business Days after Lender delivers written notice thereof to Borrower;

               (vi) HSP shall cease to own 100% of the outstanding stock of Borrower;

               (vii) (a) if J. Sudarsky shall hold at any time beneficial and record ownership, directly or indirectly, of less than eighty percent (80%) of the voting stock of Holdings (or any successor to Holdings by merger or consolidation), held by J. Sudarsky on the Closing Date, as adjusted for stock splits and stock dividends; or (b) J. Sudarsky shall hold at any time beneficial and record ownership, directly or indirectly, of less than eighty percent (80%) of the aggregate voting stock and Convertible Securities of Holdings (or any successor to Holdings by merger or consolidation), held by J. Sudarsky on the Closing Date, as adjusted for stock splits and stock dividends; or (c) J. Marcus shall at any time hold beneficial and record ownership, directly or indirectly, of less than eighty percent (80%) of the voting stock of Holdings (or any successor to Holdings by merger or consolidation) held by J. Marcus on the Closing Date, as adjusted for stock splits and stock dividends; or (d) J. Marcus shall at any time hold beneficial and record ownership, directly or indirectly, of less than eighty percent (80%) of the aggregate voting stock and Convertible Securities of Holdings (or any successor to Holdings by merger or consolidation) held by J. Marcus on the Closing Date, as adjusted for stock splits and stock dividends; provided, that any matter described in
                                       --------
     any of clauses (a) through (d) above shall not constitute an Event of Default hereunder to the extent the divestment of securities giving rise to such matter occurs (i) in connection with the death or disability of J. Sudarsky or J. Marcus, as the case may be, or (ii) without the consent or acquiescence of AEW (it being understood that the a divestment of securities by J. Sudarsky or J. Marcus made following the termination of the employment of J. Sudarsky or J. Marcus, as the case may be, for material breach of duty to HSP or Holdings shall not be deemed to have been made with the consent or acquiescence of AEW hereunder) if, within thirty
     (30) days after written notice from Lender to Borrower of such matter described in any of clauses (a) through (d) above, AEW obtains control over HSP (provided, that if AEW is unable, in the exercise of reasonable
          --------
     diligence, to obtain such control within such thirty (30) day period, such period shall be extended for an additional period of forty-five (45) days for AEW to obtain control of HSP, provided that AEW commences the actions
                                       --------
     necessary to obtain such control promptly (and in any event within the initial 30-day cure period) and thereafter diligently prosecutes such actions to completion). For purposes of this clause (vii), (I) "beneficial
                                                  ------------
     ownership" shall include, among other things, all shares of stock that a Person has the vested right to acquire, whether such right is exercisable immediately or only after the passage of time; and (II) any voting stock or Convertible Securities of HSP held by a trust for the benefit of the parents, siblings and/or children of J. Marcus or J. Sudarsky, as the case may be, shall be deemed to be voting shares or Convertible Securities held by J. Marcus or J. Sudarsky, respectively;

               (viii) (I) beneficial or record ownership of any of the voting stock (including the Common Stock) of HSP (or any successor to HSP by merger or consolidation) or any of the Series V Preferred Stock of HSP (or any successor to HSP by merger or consolidation) shall be transferred, directly or indirectly, to any Person other than a member of the Extended AEW Group, a member of the Management Group or any other Person who holds the stock of Holdings on the Closing Date; provided, that
                                                --------

          (a) no such transfer shall constitute an Event of Default hereunder if Lender has, in Lender's sole discretion, given Lender's prior written consent to such transfer;

          (b) no such transfer occurring after the date Lender has provided Borrower with notice of any proposed securitization of the Applicable Loan shall constitute an Event of Default hereunder if (x) the transferee is an Eligible Transferee and (y) prior to such transfer, written confirmation shall have been obtained from the Rating Agency that the transfer will not result in a downgrade, withdrawal or qualification of the ratings then assigned to the securities issued in connection with the securitization of the Applicable Loan;

          (c) no such transfer occurring on or prior to the date Lender has provided Borrower with notice of any proposed securitization of the Applicable Loan shall constitute an Event of Default hereunder if (x) the transferee is an Eligible Transferee, (y) Lender has given its prior written consent to the transfer, which consent shall not be unreasonably withheld or delayed, and (z) the Rating Agency shall have confirmed to Lender that such transfer would not adversely affect the rating issued by the Rating Agency in connection with a future securitization;

          (d) no such transfer shall constitute an Event of Default hereunder if such transfer is made pursuant to an initial public offering of the stock of Borrower, HSP or Holdings (or any successor to any of the foregoing by merger or consolidation) that does not violate the provisions of clause (xiii) below;
                        -------------

          (e) no such transfer shall constitute an Event of Default hereunder if, after giving effect to such transfer, the Management Group and/or the Extended AEW Group (including any transferee that is an Eligible Transferee) hold at least sixty percent (60%) of the issued and outstanding stock of HSP; and

          (f) the following shall not constitute Events of Default hereunder:
          (x) the transfer of the Series U Preferred Stock or Series T Preferred Stock of HSP, which stock is described on Schedule VI, and (y) the
                                                    -----------
          conversion of Series V Preferred Stock of HSP to Common Stock in accordance with the Series V Stock Purchase Agreement, the Stockholders Agreement and the HSP Articles.

     For purposes of this clause (viii), "beneficial ownership" shall include,
                          -------------
     among other things, all shares of stock that a Person has the vested right to acquire, whether such right is exercisable immediately or only after the passage of time;

               (ix) any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable), other than the Management Group or the Extended AEW Group, shall control HSP (or any successor to HSP by merger or consolidation); provided that no such control shall constitute an Event of Default
     --------
     hereunder if such control is gained pursuant an initial public offering of the stock of Borrower, HSP or Holdings (or any successor to any of the foregoing by merger or consolidation) that does not violate the provisions of clause (xiii) below. For purposes of this clause (ix), "control" of HSP
        -------------                             -----------
     means the power of any Person (including for such purpose, Affiliates of such Person), directly or indirectly, to direct or cause the direction of the management and policies of HSP, whether by stock ownership, contract or otherwise;

               (x) J. Sudarsky and J. Marcus or either of them, shall cease at any time to, directly or indirectly, manage and control the business and affairs of Borrower, HSP and Holdings (or any successor to the foregoing by merger or consolidation); provided, that any such cessation of management
                               --------
     control shall not constitute an Event of Default hereunder if such cessation occurs (i) as a result of with the death or disability of J. Sudarsky or J. Marcus, as the case may be, or (ii) without the consent or acquiescence of AEW (it being understood that the termination of the employment of J. Sudarsky or J. Marcus, as the case may be, for material breach of duty to HSP or Holdings shall not be deemed to have been made with the consent or acquiescence of AEW hereunder) if, within thirty (30) days after written notice from Lender to Borrower of such cessation, AEW obtains control over HSP and causes HSP to engage, an individual to perform the management role of J. Marcus or J. Sudarsky, as the case may be, and Lender shall given its prior written approval to such engagement of such individual in the exercise of Lender's reasonable business judgment (provided, that if AEW is unable, in the exercise of reasonable diligence,
      --------
     to obtain such control and to cause HSP so to engage such an individual within such thirty (30) day period, such period shall be extended for an additional period of forty-five (45) days for AEW to obtain control of HSP, provided that AEW commences the actions necessary to obtain such control
     --------
     and to cause HSP so to engage such an individual promptly (and in any event within the initial 30-day cure period) and thereafter diligently prosecutes such actions to completion);

               (xi) the nominees of either or both the Management Group and/or the Extended AEW Group (or the permitted transferees of either of the foregoing) shall at any time fail to constitute a majority of the board of directors of Borrower;

               (xii) AEW ceases to be managed by a reputable national institutional real estate investor or advisor or a majority of the direct or indirect ownership interests in AEW are not at any time held by institutional investors with substantial assets;

               (xiii) all incurred Indebtedness and other obligations of Borrower and HSP (or any successor to either of the foregoing by merger or consolidation) under the Loan Documents shall not have been paid and performed in full within ninety (90) days after the occurrence of an initial public offering of the stock of Borrower, HSP or Holdings (or any successor to any of the foregoing by merger or consolidation); provided,
                                                                    --------
     that any such failure to pay all incurred Indebtedness following an initial public offering shall not constitute an Event of Default hereunder if such initial public offering (x) occurs after the date of securitization of the Applicable Loan, and (y) has been approved by the applicable Rating Agencies without any downgrading of the rating of the Applicable Loan;

               (xiv) a material default shall occur and be continuing after the expiration of any applicable grace and cure period under any document or instrument evidencing Debt incurred by Borrower or HSP aggregating Fifty Thousand Dollars ($50,000) or more under any indenture, agreement or other instrument under which such Debt may be issued, or any event shall occur and be continuing after the expiration of any applicable grace and cure period under any of the foregoing which would permit any holder or holders of the Debt outstanding thereunder to declare the same due and payable before its stated maturity, whether or not such acceleration occurs;

               (xv) if any representation or warranty made by Borrower herein or in any other Loan Document, or by HSP in any Loan Document, or in any report, certificate, financial statement or other instrument, agreement or document furnished by Borrower to Lender in connection with this Agreement or any other Loan Document, shall be inaccurate or misleading in any material respect as of the date such representation or warranty was made or deemed made;

               (xvi) if a Bankruptcy with respect to Borrower or HSP shall occur;

               (xvii) if Borrower attempts to assign its respective rights under this Agreement or any of the other Loan Documents or any interest herein or therein without the prior written consent of Lender;

               (xviii) if Borrower breaches any of its respective affirmative or negative covenants contained in Sections 6.1.23, 6.1.24(ii), 7.1.2, 7.1.4,
                                     -------- ------  ----------  -----  -----
     7.1.5, 7.1.7, 7.1.8, 7.1.11, 7.1.12 or 7.1.13;
     -----  -----  -----  ------  ------    ------

               (xix)   except as otherwise provided in this Section 8.1, if
                                                            -----------
     Borrower shall continue to be in default under any of the other terms, covenants or conditions of this Agreement or any other Loan Document for ten (10) Business Days after written notice to Borrower from Lender, in the case of any default which can be cured by the payment of a sum of money, or for thirty (30) days after written notice from Lender in the case of any other default (provided, that in respect of defaults that by their nature
                    --------
     cannot be cured within such 30-day period, Borrower shall have an additional period of forty-five (45) days in which to complete the cure of such default, provided that Borrower commences to cure such default
                   --------
     promptly (and in any event within the initial 30-day cure period) and thereafter diligently prosecutes such cure to completion), or if HSP shall continue to be in default of any of the terms, covenants or conditions of the HSP Guaranty or the HSP Security Agreement for thirty (30) days after written notice from Lender (provided, that in respect of defaults that by
                                 --------
     their nature cannot be cured within such 30-day period, HSP shall have an additional period of forty-five (45) days in which to complete the cure of such default, provided that HSP commences to cure such default promptly
                   --------
     (and in any event within the initial 30-day cure period) and thereafter diligently prosecutes such cure to completion);

               (xx) if (A) the Policies (or any of them) required to be procured and maintained by Borrower pursuant to Section 3.2 lapse without
                                                     -----------
     having been renewed prior to the last day of the term thereof or for any reason are or become unenforceable against the insurer(s) thereunder, or
     (B) Borrower fails to comply with the other requirements set forth in
     Section 3.2 in respect of the Policies (or any of them) and such failure to
     -----------
     comply
     under this clause (B) continues for thirty (30) days after written notice from Lender to Borrower;

               (xxi)   if at any time after the execution and delivery thereof,
     (i) the HSP Guaranty for any reason (other than payment in full of all incurred Indebtedness, the performance of all other obligations of Borrower and HSP under the Loan Documents and the termination of (x) all commitments of Lender to make Revolving Loans to Borrower and (y) and obligation of Lender to convert Revolving Loans to the Converted Fixed Rate Loan) shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void, or (ii) any Loan Document shall cease to be in full force and effect (other than by reason of a release of Collateral thereunder in accordance with the terms hereof or thereof, the satisfaction in full of the Obligations or any other termination of such Loan Document in accordance with the terms hereof or thereof) or shall be declared null and void, or Lender shall not have or shall cease to have a valid and perfected first priority Lien (subject to the Permitted Encumbrances) in the Properties or any other material Collateral purported to be covered thereby, in each case for any reason other than the failure of Lender to take any action within its control;

               (xxii) if any money judgment, writ or warrant of attachment or similar process not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage shall be entered or filed against Borrower or any of its assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of seventy-five
     (75) days (or in any event later than five days prior to the date of any proposed sale thereunder);

               (xxiii) if any money judgment, writ or warrant of attachment or similar process involving (i) in any individual case an amount in excess of $75,000 or (ii) in the aggregate at any time an amount in excess of $250,000 (in either case not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against HSP or any of its assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of seventy-five
     (75) days (or in any event later than five days prior to the date of any proposed sale thereunder);

               (xxiv) if any public utilities necessary to the full use and enjoyment of any Individual Property are discontinued or disconnected, and such utilities are not reestablished or reconnected within fifteen (15) days after the initial discontinuance or disconnection thereof; provided,
                                                                     --------
     that the 15-day cure period in the preceding clause shall be tolled during any period for which rental loss insurance proceeds have been paid to Borrower in an amount equal to the aggregate amount of all rents and additional rents payable during such period by all of the tenants under the Leases affected by such discontinuance or disconnection;

               (xxv) if any Reportable Event occurs that is reasonably likely to result in the termination of any Pension Plan by the PBGC or the appointment of a trustee to administer any Pension Plan, or any Pension Plan shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed to administer any Pension Plan and, if such Pension Plan were terminated, the plan would not be sufficient for benefit liabilities for purposes of ERISA (S) 4041(b)(1)(D); or

               (xxvi) if at any time after the Conversion Date, Borrower's organizational documents shall (x) fail to contain the restrictions set forth in Section 6.1.23, or (y) fail to provide that the unanimous vote of
              --------------
     all directors of Borrower, which vote must include the vote of one (1) Independent Director, is necessary to do any of the following: (v) amend, alter, change or repeal the provisions of Borrower's Organizational Documents providing for restrictions similar to the provisions of Section
                                                                       -------
     6.1.23; (w) dissolve or liquidate, in whole or in part, consolidate or
     ------
     merge with or into any other Person or convey, sell or transfer all or substantially all of the assets of Borrower to any Person (other than any Transfer of Borrower's assets that constitutes an Asset Sale and is made in accordance with Section 3.3); (x) approve any act by Borrower as a result
                     -----------
     of which Borrower would be dissolved; (y) engage in any business or activity other than the business activities in which Borrower engages as of the date of this Agreement; (d) incur or assume any indebtedness, except such indebtedness as may be incurred or assumed in the ordinary course of conducting its business; and (z) institute any Bankruptcy Action, then and in every such Event of Default (other than an Event of Default described in clause (xvi) above) and at any time thereafter during the
             ------------
continuance thereof, Lender may, subject to the requirements of applicable law, in addition to any other rights or remedies available to it pursuant to this Agreement and the other Loan Documents or at law or in equity, take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower and in and to all or any of the Properties and/or the Account Collateral, including declaring the outstanding Indebtedness or any portion thereof to be immediately due and payable, and may enforce or avail itself of any or all rights or remedies provided in the Loan Documents, including all rights or remedies available at law or in equity; and upon any Event of Default described in clause (xvi) above, subject to the requirements of
                              ------------
applicable law, the outstanding Indebtedness and all other obligations of Borrower hereunder and under the other Loan Documents shall immediately and automatically become due and payable, without notice or demand, and Borrower hereby expressly waives any such notice or demand, anything contained herein or in any other Loan Document to the contrary notwithstanding.

          SECTION 8.2  REMEDIES.  (a)  Upon the occurrence and during the
          -----------  --------
continuance of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Lender under this Agreement or any of the other Loan Documents or at law or in equity may be exercised by Lender at any time and from time to time, whether or not all or any of the outstanding Indebtedness shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to all or any of the Collateral.

          (b) If Lender forecloses its Lien on the Pledged Shares, Lender shall foreclose its Lien on all (but not less than all) of the Pledged Shares.

          (c) Nothing contained herein or in any other Loan Document shall be construed as requiring Lender to resort to any Individual Property for the satisfaction of any of the outstanding Indebtedness in preference or priority to any other Individual Property or in preference or priority to any other asset of Borrower, and Lender may seek satisfaction out of all of the Properties and other assets of Borrower or any one or part thereof, in its absolute discretion in respect of the Indebtedness.

          SECTION 8.3  REMEDIES CUMULATIVE.  The rights, powers and remedies of
          -----------  -------------------
Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against Borrower pursuant to this Agreement or the other Loan Documents, or existing at law or in equity or otherwise. Lender's rights, powers and remedies shall be concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one Default or Event of Default shall not be construed to be a waiver of any subsequent Default or Event of Default or to impair any remedy, right or power consequent thereon.

          SECTION 8.4  CURE OF INDIVIDUAL PROPERTY DEFAULTS.  Prior to the
          -----------  ------------------------------------
Conversion Date, if an Individual Property Default shall have occurred and be continuing, Borrower may cure such Individual Property Default (i) by paying to Lender in cash the greater of (x) the Minimum Release Price in respect of such Individual Property, and (y) the amount (if any) required to be prepaid so that the outstanding principal amount of the Revolving Loans does not exceed the Borrowing Base then in effect (after giving effect to the proposed release), each of the foregoing in payment of principal of the Revolving Loans, and (z) any other amount due to Lender under Section 3.3, and (ii) otherwise satisfying
                                     -----------
all provisions of Section 3.3 (except the provisions of Section 3.3 prohibiting
                   ----------  ------                   -----------
the applicable Individual Property Default). Notwithstanding the foregoing, (1) Borrower shall only have the right to cure an Individual Property Default as provided in this Section 8.4 within five (5) Business Days after Borrower
                 -----------
obtains actual knowledge of the existence of such Individual Property Default and (2) nothing in this Section 8.4 (including any proposed cure of the
                        -----------
applicable Individual Property Default) shall limit or impair any of Lender's rights, powers, privileges and other remedies with respect to such Individual Property Default prior to any cure by Borrower, or with respect to any other or subsequent Individual Property Default, Default or Event of Default.


          IX.  MISCELLANEOUS
               -------------

          SECTION 9.1  SURVIVAL.  This Agreement and all covenants, agreements,
          -----------  --------
representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Applicable Loan and the execution and delivery to Lender of the Promissory Note, and shall continue in full force and effect so long as all or any of the Indebtedness is outstanding and unpaid. All covenants, promises and agreements in this

Agreement contained, by or on behalf of Borrower, shall inure to the benefit of the respective legal representatives, successors and assigns of Lender.

          SECTION 9.2  LENDER'S DISCRETION.  Whenever pursuant to this
          -----------  -------------------
Agreement or any other Loan Document, Lender exercises any right given to it to approve, disapprove, make a determination, exercise discretion or consent, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve, disapprove, make a determination, exercise discretion or consent, or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as otherwise specifically herein provided) be in the sole discretion of Lender and shall be final and conclusive.

          SECTION 9.3  GOVERNING LAW.  (a)  The proceeds of the Promissory Note
          -----------  -------------
delivered pursuant hereto will be disbursed from the State of New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects, including matters of construction, validity and performance, this Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State and any applicable law of the United States of America, except that at all times the provisions for the creation, perfection, and enforcement of the Liens and security interests created pursuant hereto and pursuant to the other Loan Documents shall, to the extent required by applicable law, be governed by and construed according to the law of the State in which the property encumbered by such Lien or security interest is located, it being understood that, to the fullest extent permitted by law of such State, the law of the State of New York shall govern the validity and the enforceability of all Loan Documents and all of the Indebtedness or obligations arising hereunder or thereunder. To the fullest extent permitted by law, Borrower hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Agreement and the Promissory Note. Lender and Borrower hereby agree, in accordance with (S) 5-1401 of the New York General Obligations Law, that this Agreement and the Promissory Note shall be governed by and construed in accordance with the laws of the State of New York.

          (b) To the extent permitted by applicable law, any legal suit, action or proceeding against Lender or Borrower arising out of or relating to this Agreement shall be instituted in any federal or state court in New York, New York (County of New York), pursuant to (S) 5-1402 of the New York General Obligations Law, and Borrower waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and Borrower hereby irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding. Borrower does hereby agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in any federal or state court in New York, New York at Borrower's address as set forth in the preamble of this Agreement, and agrees that service of process upon Borrower at said address and written notice of said service of Borrower mailed or delivered to Borrower in the manner provided herein shall be deemed in every respect effective service of process upon Borrower, in any such suit, action or proceeding in the State of New York. Lender shall mail or deliver in the manner provided above courtesy copies of any such service upon Borrower to Health Science Properties, Inc., 9737 Aero Drive, Suite 140, San Diego, CA 92123; provided, however, that the failure of delivery and/or receipt
                 --------  -------
of such courtesy
copies shall not impair the effectiveness of any such service. Borrower (i) shall give prompt notice to Lender of any changed address of Borrower, and (ii) may, at any time and from time to time designate an authorized agent for acceptance of service of process with an office in New York, New York (which office shall be designated as the address for service of process).

          SECTION 9.4  MODIFICATION, WAIVER IN WRITING.  No modification,
          -----------  -------------------------------
amendment, extension, discharge, termination or waiver of any provision of this Agreement, or of the Promissory Note, or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to or demand on Borrower shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

          SECTION 9.5  DELAY NOT A WAIVER.  Neither any failure nor any delay on
          -----------  ------------------
the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under the Promissory Note or under any other Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Promissory Note or any other Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Promissory Note or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount.

          SECTION 9.6  NOTICES.  All notices, consents, approvals and requests
          -----------  -------
required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by
(a) certified or registered United States mail, postage prepaid, (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (c) (except in respect of Completed Loan Requests) telecopier (with answer back acknowledged), addressed if to Lender at its address set forth on the first page hereof, and if to Borrower at its address set forth on the first page hereof, or at such other address as shall be designated from time to time by either party hereto, as the case may be, in a written notice to the other party hereto in the manner provided for in this Section. A courtesy copy of all notices, consent, approvals and requests directed to Borrower (other than statements setting forth the monthly amount payable under the Promissory Note) shall be delivered to Health Science Properties, Inc., 9737 Aero Drive, Suite 140, San Diego, CA 92123 and to Skadden, Arps, Slate, Meagher & Flom, 300 South Grand Avenue, Suite 3400, Los Angeles, California 90071, Attn: Rand S. April; provided, that Lender's
                                                --------
failure to deliver a courtesy copy of any notice, consent, approval or request hereunder shall not impair the sufficiency or effectiveness of any notices, consents, approval or requests delivered by Lender to Borrower or any other Person hereunder or under any of the other Loan Documents. Lender's telecopy number is (212) 713-7947; Borrower's telecopy number is (818) 578-0770. A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day; or if telecopied, upon receipt.


          SECTION 9.7  TRIAL BY JURY.  BORROWER AND LENDER EACH HEREBY AGREES
          -----------  -------------
TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE LENDER/BORROWER RELATIONSHIP BETWEEN THEM. The scope of this waiver is intended to encompass any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims, and all other common laws and statutory claims. Borrower and Lender each acknowledges that this waiver is a material inducement to enter into this Agreement, and that each will continue to rely on the waiver in their related future dealing. Borrower warrants and represents that it has reviewed this waiver with its legal counsel, and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOAN FACILITY OR THE ENVIRONMENTAL INDEMNITY. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

          SECTION 9.8  HEADINGS.  The Article and/or Section headings and the
          -----------  --------
Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          SECTION 9.9  SEVERABILITY.  If any provision of this Agreement or any
          -----------  ------------
of the other Loan Documents or the application thereof to any Person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, then neither the remainder of this Agreement or the other Loan Documents nor the application of such provision to other Persons or circumstances nor the other instruments referred to hereinabove shall be affected thereby, but rather shall be enforced to the greatest extent permitted by applicable Legal Requirements.

          SECTION 9.10 PREFERENCES.  To the extent Borrower makes a payment or
          ------------ -----------
payments to Lender for Borrower's benefit, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or under any other Loan Document or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

          SECTION 9.11 WAIVER OF NOTICE.  Borrower hereby expressly waives the
          ------------ ----------------
right to receive any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Lender to Borrower and except with respect to matters for which Borrower is not, pursuant to applicable laws, permitted to waive. To the maximum extent permitted by applicable laws, Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement or the other Loan Documents do not specifically and expressly provide for the giving of notice by Lender to Borrower.

          SECTION 9.12 REMEDIES OF BORROWER.  In the event that a claim or
          ------------ --------------------
adjudication is made that Lender or its agents, including Servicer, have acted unreasonably or unreasonably delayed acting in any case where by law or under this Agreement or the other Loan Documents, Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, Borrower agrees that neither Lender nor its agents shall be liable for any monetary damages, and Borrower's sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment. The parties hereto agree that any action or proceeding to determine whether Lender has acted reasonably shall be determined by an action seeking declaratory judgment.

          SECTION 9.13 EXPENSES; INDEMNITY.  (a)  Borrower covenants and agrees
          ------------ -------------------
to reimburse Lender upon receipt of written notice from Lender for all loss, damage, liability or reasonable out-of-pocket expense or cost (including reasonable attorneys' fees and disbursements in connection with any then pending or potential suit, action, proceeding, appellate proceeding or post-judgment action and all required service or use taxes) incurred by Lender in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby (subject to the provisions of Section 4.2.25) and all the
                                                 --------------
reasonable costs of obtaining all opinions of counsel (including any opinions reasonably requested by Lender as to any legal matters arising under this Agreement or the other Loan Documents or with respect to the Properties or the Account Collateral); the negotiation, preparation, execution and delivery of any consents, amendments, waivers or other modifications to this Agreement or the other Loan Documents, and any other documents or matters if requested by Borrower (including reasonable attorney's fees and expenses); the filing and recording fees and expenses, title insurance and reasonable fees and expenses of counsel for providing to Lender all required legal opinions, and other similar expenses incurred in creating and perfecting Liens in favor of Lender pursuant to this Agreement or the other Loan Documents; enforcing or preserving any rights in response to third party claims or prosecuting or defending any action or proceeding or other litigation, in each case against, under, affecting or relating to Borrower, this Agreement or the other Loan Documents, the Properties, the Account Collateral, or any other security given for the Applicable Loan; and enforcing any obligations of, or paying or performing any defaulted obligations of, or collecting any payments due from, Borrower under this Agreement or the other Loan Documents or with respect to the Properties or the Account Collateral or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or of any insolvency, bankruptcy, rehabilitation or similar proceedings in respect of Borrower or HSP or any of their respective successors, or an assignment by any of the foregoing for the benefit of its creditors; provided,
                                                                     --------
however, that Borrower shall not be liable for the payment of
-------
any costs and expenses described in clauses (i) through (v) above to the extent
                                    -----------         ---
the same arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of Lender, its agents, officers, directors, contractors or employees.

          (b) In addition to but without duplication of the payment of expenses pursuant to Section 9.13(a) above or the indemnification provided for in the
            ---------------
Environmental Indemnity, whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to indemnify, pay and hold harmless the Indemnitees, and each of them, from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgements, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for such Indemnitee in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto), that may be imposed on, incurred by, or asserted against such Indemnitee in any manner relating to or arising out of (i) any breach by Borrower of its obligations under, or any material misrepresentation by Borrower contained in this Agreement, or (ii) the use or intended use of the proceeds of the Applicable Loan (collectively, the "INDEMNIFIED LIABILITIES"); provided,
                                                                   --------
however, that Borrower shall not have any obligation to an Indemnitee hereunder
-------
to the extent that such Indemnified Liabilities arise from gross negligence, illegal acts, fraud or willful misconduct of such Indemnitee, its agents, officers, directors, contractors or employees. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.

          (c) Borrower hereby acknowledges and agrees that each Indemnitee (other than Lender) is an intended third-party beneficiary of this Section 9.13.
                                                                   ------------

          Promptly after receipt by an Indemnitee of notice of any claim or the commencement of any action for which indemnity may be sought against Borrower under this Agreement or any other Loan Document, such Indemnitee shall notify Borrower in writing of the receipt of such claim. Borrower shall be entitled to assume the defense of any claim with counsel reasonably satisfactory to such Indemnitee, and after notice from Borrower to such Indemnitee of its election so to assume and actual assumption of the defense thereof with counsel reasonably satisfactory to such Indemnitee, Borrower shall not be liable to such Indemnitee under any indemnity agreement set forth herein or in any other Loan Document for any legal or other expense subsequently incurred by such Indemnitee in connection with the defense thereof other than reasonable fees and expenses of separate counsel retained by such Indemnitee if (a) Borrower and such Indemnitee shall have agreed to the retention of such counsel or (b) such Indemnitee shall have reasonably concluded that representation of Borrower and such Indemnitee by the same counsel would be inappropriate due to actual or potential conflicting interests between them. Borrower shall have no liability for any settlement of any action or claim effected without its consent, but if settled with such consent or if there be a final judgment for the plaintiff not stayed by appeal, Borrower agrees to indemnify the Indemnitee from and against any loss or liability required to be paid by the Indemnitee by reason of such settlement or judgment if and to the extent required by, and subject to the limitations of, the terms of this Agreement. Borrower agrees to consult in advance with Lender with respect to the terms of any proposed waiver, release or settlement of any claim, liability, proceeding or other action against Borrower to which any Indemnitee may also be subject, and to use reasonable efforts to afford Lender and any such Indemnitee the opportunity to join in such waiver, release or settlement.

          SECTION 9.14 EXHIBITS, SCHEDULES INCORPORATED.  The Exhibits and
          ------------ --------------------------------
Schedules annexed hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

          SECTION 9.15 NO JOINT VENTURE OR PARTNERSHIP.  Borrower and Lender
          -----------  -------------------------------
intend that the relationships created hereunder and under the other Loan Documents be solely that of borrower and lender. Nothing herein or therein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender nor to grant Lender any interest in the Properties other than that of mortgagee or lender.

          SECTION 9.16 PUBLICITY.  Upon the closing of the origination,
          ------------ ---------
purchase, sale, resale or securitization of the Properties or the Loan Facility, Lender and its Affiliates shall be entitled, but not required, to advertise such origination, purchase, sale, resale or securitization from time to time in media selected by Lender or its Affiliates at their expense, provided in each case,
                                                       --------
such advertisement is approved by Borrower (such approval not to be unreasonably withheld or delayed) and complies with applicable securities laws. Unless otherwise required by law, Borrower and its Affiliates shall not advertise the origination, purchase, sale, resale or securitization of the Properties or the Loan Facility prior to the closing of the resale or securitization of the Loan Facility by Lender. Upon the closing of the origination, purchase, sale, resale or securitization of the Properties and the Loan Facility by Lender, Borrower shall be entitled, but not required, to advertise the same from time to time in media selected by Borrower at its expense, provided that Borrower's
                                           --------
advertisements shall include a disclosure, in each case approved in writing by Lender, that Lender originated the Applicable Loan.

          SECTION 9.17 WAIVER OF MARSHALLING OF ASSETS.  To the fullest extent
          ------------ -------------------------------
Borrower may legally do so, Borrower waives all rights to a marshalling of the assets of Borrower, Borrower's partners, if any, and others with interests in Borrower, and of the Properties, or to a sale in inverse order of alienation in the event of foreclosure of the interests hereby created, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of or realization upon the Properties, the Account Collateral or any portion thereof for the collection of the outstanding Indebtedness without any prior or different resort for collection, of the right of Lender or any deed of trust trustee to the payment of the outstanding Indebtedness out of the net proceeds of the sale of the Properties, the Account Collateral or any portion thereof in preference to every other claimant whatsoever.

          SECTION 9.18 WAIVER OF COUNTERCLAIM.  Borrower hereby agrees that it
          ------------ ----------------------
will not assert or impose a counterclaim in any action or proceeding brought against it by Lender or Lender's agents in respect of the Applicable Loan or the transactions contemplated by the Loan Documents, provided that Borrower may
                                                 --------
assert or impose any compulsory counterclaim in any
such action or proceeding or any other claim which by law may not be asserted or imposed in a separate action or proceeding. This Section 9.18 does not waive or
                                                 ------------
impair the rights of Borrower to assert or impose a claim in a separate action or proceeding.

          SECTION 9.19 CONFLICT; CONSTRUCTION OF DOCUMENTS.  In the event of
          ------------ -----------------------------------
any conflict between the provisions of this Agreement and any of the other Loan Documents, the provisions of this Agreement shall control, other than a conflict with the HSP Guaranty, in which case the provisions of the HSP Guaranty shall control. The parties hereto acknowledge that they were represented by counsel in connection with the negotiation and drafting of the Loan Documents and other documents and instruments executed and delivered in connection therewith and that such Loan Documents and other documents and instruments (including the Environmental Indemnity) shall not be subject to the principle of construing their meaning against the party which drafted the same.

          SECTION 9.20 BROKERS AND FINANCIAL ADVISORS.  Borrower hereby
          ------------ ------------------------------
represents that it has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement. Borrower hereby agrees to indemnify and hold harmless Lender and its Affiliates and their respective agents, representatives and employees from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person that such Person acted on behalf of Borrower or its Affiliates in connection with the transactions contemplated herein. The provisions of this
Section 9.20 shall survive the expiration and termination of this Agreement and
------------
the repayment of the Indebtedness.

          SECTION 9.21 PRIOR AGREEMENTS.  This Agreement and the other Loan
          ------------ ----------------
Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, are superseded by the terms of this Agreement and the other Loan Documents.

          SECTION 9.22 MAXIMUM RATE OF INTEREST.  This Agreement, the Promissory
          ------------ ------------------------
Note and the other Loan Documents are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the Applicable Loan at a rate that could subject Lender to either civil or criminal liability as a result of being in excess of the highest lawful rate permitted under applicable usury law to be charged to Maker (the "MAXIMUM RATE"). If, by the terms of this Agreement, the Promissory Note or any of the other Loan Documents, Borrower is at any time required or obligated to pay interest on the Applicable Loan at a rate in excess of such Maximum Rate, the rate of interest applicable to the Applicable Loan shall be deemed to be immediately reduced to such Maximum Rate and the interest payable shall be computed at such Maximum Rate and all prior interest payments in excess of such Maximum Rate shall be deemed to have been the result of a mistake on the part of both Borrower and Lender, and Lender shall promptly credit such excess (to the extent only of such interest payments in excess of the Maximum Rate) against the unpaid principal amount of the Applicable Loan to which such excess may lawfully be credited, and any portion of such excess payments not capable of being so credited shall be refunded to Borrower or otherwise disposed of as directed by the order of a court of competent jurisdiction.

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

          SECTION 9.23 RESTATEMENT.  This Agreement amends, restates and
          ------------ -----------
supersedes the First Restated Loan Agreement. All references in the Loan Documents or any other document or instrument executed or delivered in connection therewith to the Loan Agreement shall hereafter be deemed to be references to this Agreement. It is the intention of the parties hereto that this Agreement shall not constitute a novation or discharge of the indebtedness evidenced by the Original Note, the First Restated Note, the Original Loan Agreement or the First Restated Loan Agreement, nor shall this Agreement affect or impair the priority of the Liens created by the Mortgage or Assignment of Leases in respect of the 1413 Research Boulevard Property, it being the intention of the parties hereto to preserve all Liens (other than any Liens or pledges of the HSP stock, rights in connection with the Holdings Guaranty and the Holdings Pledge, all of which have been released) securing payment of the Indebtedness, which Liens are acknowledged by Borrower to be valid and subsisting against the Collateral in respect of the 1413 Research Boulevard Property. HSP, the borrower under the Original Loan Agreement and the First Restated Loan Agreement, shall be liable under this Agreement for obligations arising from and after the date hereof only as a guarantor pursuant to and in accordance with the HSP Guaranty.

          SECTION 9.24 COUNTERPARTS.  This Agreement and any amendments,
          ------------ ------------
waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          SECTION 9.25 APPLICATION OF PAYMENTS.  Except as otherwise provided in
          ------------ -----------------------
this Agreement and the other Loan Documents, each and every payment made by Borrower or HSP to Lender in accordance with the terms of this Agreement and the other Loan Documents and all other proceeds received by Lender with respect to the Indebtedness shall be applied in the following order of priority: (i) to pay the costs and expenses (including costs pursuant to Section 2.6.6) of Lender for
                                                    -------------
which Lender is entitled to reimbursement from Borrower under this Agreement or the other Loan Documents, and that have not previously been reimbursed by Borrower, together with accrued interest thereon (if any); then (ii) to pay the
                                                           ----
Prepayment Premium (if applicable); then (iii) to pay accrued interest on the
                                    ----
Applicable Loan, including interest accrued at the Default Rate; and then (iv)
                                                                     ----
to reduce the outstanding principal amount of the Applicable Loan.

        [The remainder of this page has been intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                              LENDER:

                              PAINEWEBBER INCORPORATED,
                              a Delaware corporation


                              By:  /s/ Kevin D. Cox
                                 -------------------------------
                                   Name:  Kevin D. Cox
                                   Title: Vice President


                              BORROWER:

                              HSP-QRS CORP.,
                              a Maryland corporation


                              By:  /s/ Joel S. Marcus
                                 -------------------------------
                                   Name:  Joel S. Marcus
                                   Title: Chief Operating Officer



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